Morgan Stanley Institutional Fund Trust

Mid Cap Growth Portfolio

Prospectus  |  January 31, 2018

Share Class	Ticker Symbol
Class I	MPEGX
Class A	MACGX
Class L	MSKLX
Class C	MSMFX
Class IS	MMCGX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFTMCGPRO 0118

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Mid Cap Growth Portfolio

Objective

The Mid Cap Growth Portfolio (the “Fund”) seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 16 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.22%	0.26%	0.39%	13.81%	0.15%
Total Annual Fund Operating Expenses[3]	0.72%	1.01%	1.64%	15.31%	0.65%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	13.41%	0.00%
	Class I	Class A	Class L	Class C	Class IS
Total Operating Expenses After Fee Waiver and/ or Expense Reimbursement[3]	0.72%	1.01%	1.64%	1.90%	0.65%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 74	$ 230	$ 401	$ 894
Class A	$ 623	$ 830	$ 1,054	$ 1,696
Class L	$ 167	$ 517	$ 892	$ 1,944
Class C	$ 293	$ 3,033	$ 5,317	$ 9,260
Class IS	$ 66	$ 208	$ 362	$ 810

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 74	$ 230	$ 401	$ 894
Class A	$ 623	$ 830	$ 1,054	$ 1,696
Class L	$ 167	$ 517	$ 892	$ 1,944
Class C	$ 193	$ 3,033	$ 5,317	$ 9,260
Class IS	$ 66	$ 208	$ 362	$ 810
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.73% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Mid Cap Growth Portfolio (Con’t)

may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however you would be notified upon 60 days’ notice in writing of any changes. The Fund’s Adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2017 was between $388.9 million and $35 billion. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

The Fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•

Mid Capitalization Companies. Investments in mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Mid Cap Growth Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	6/30/09	26.71%
Low Quarter	12/31/08	–26.68%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 3/30/90)
Return Before Taxes	39.35%	9.75%	6.20%	11.96%
Return After Taxes on Distributions[1]	29.62%	4.38%	3.41%	9.42%
Return After Taxes on Distributions and Sale of Fund Shares	30.15%	7.03%	4.64%	9.56%
Class A (commenced operations on 1/31/97)
Return Before Taxes	31.59%	8.28%	5.35%	9.09%
Class L (commenced operations on 6/14/12)
Return Before Taxes	37.96%	8.82%	N/A	8.91%
Class C2 (commenced operations on 5/31/17)
Return Before Taxes	N/A	N/A	N/A	N/A
Class IS (commenced operations on 9/13/13)
Return Before Taxes	39.35%	N/A	N/A	5.73%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)[3]	25.27%	15.30%	9.10%	10.60%[5]
Lipper Multi-Cap Growth Funds Index (reflects no deductions for taxes)[4]	28.76%	15.71%	8.33%	9.50%[5]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)	Class C shares of the Fund had not completed a full calendar year of operations as of December 31, 2017 and therefore Class C shares do not have annualized return information to report.
(3)

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

(4)

The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	January 2002
David S. Cohen	Managing Director	January 2002
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information— Minimum Investment Amounts.”

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Mid Cap Growth Portfolio (Con’t)

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548- 7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Mid Cap Growth Portfolio

Objective

The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index.

Process

Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

In accordance with the Fund’s investment strategy of investing in mid cap companies, the capitalization range of securities in which the Fund may invest is consistent with the capitalization range of the Russell Midcap® Growth Index, which as of December 31, 2017 was between $388.9 million and $35 billion. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.

The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

The Fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of mid capitalization growth-oriented companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times, mid capitalization growth-oriented equity securities may underperform relative to the overall market. Growth stocks may trade at higher multiples of current earnings compared to other styles of investing (e.g., “value”), leading to inflated prices and thus potentially greater declines in value.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect particular issuers. Investments in mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Mid Cap Growth Portfolio (Con’t)

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

Please see “Additional Information about the Fund’s Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities, limited partnership interests, other specialty securities having equity features and shares of investment companies. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Fund.

IPOs

The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double digit returns. Such returns are highly unusual and may not be sustainable.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Foreign Currency

The Fund’s investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

REITs and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs and foreign real estate companies.

Foreign Currency Forward Exchange Contracts

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy to the extent they have economic characteristics similar to the securities included within that policy. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not meet its investment objective.

11

Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017.

Advisory Fees

For the fiscal year ended September 30, 2017, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.49% of the Fund’s average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.73% for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Management

The Fund is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Team members collaborate to manage the assets of the Fund.

Additional Information

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders of the Fund may invest in additional Class L shares through reinvestment of dividends and distributions.

The Trust currently offers investors Class I, Class A, Class C and Class IS shares of the Fund. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A and Class C shares of the Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the minimum initial investment amount for a Class of shares of the Fund as a result of share redemptions, or you no longer meet one of the waiver criteria set forth above, as applicable, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Fund. The Trust has adopted a Shareholder Services Plan with respect to the Class A shares of the Fund and a Distribution and Shareholder Services Plan with respect to the Class L and Class C shares of the Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, the Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.50% of the average daily net assets of Class L shares on an annualized basis and up to 0.75% of the average daily net assets of Class C shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who

13

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

About Net Asset Value

The NAV of a Class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Fund. In making this calculation, the Fund values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Trust’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Fund Shares

You may buy or sell (redeem) shares of the Fund at the NAV next determined for the Class after receipt of your order in good order. The Trust determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

How to Purchase Fund Shares

You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary
 You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Intermediary’s related policies and procedures.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail
 You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Fund’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.

Initial Purchase by Wire
 You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111-2101
 ABA #011000028
 DDA #00575373
 Attn: Morgan Stanley Institutional Fund Trust
 Subscription Account
 Ref: (Fund Name, Account Number, Account Name)

Additional Investments
 You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Sales Charges Applicable to Purchases of Class A Shares

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any CDSC paid on redemption) and will retain the full amount of such sales charge. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•

A single account (including an individual, a joint account, a trust or fiduciary account).

•

A family member account (limited to spouse, and children under the age of 21, but include trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•

An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•

An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•

Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•

Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•

Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•

Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•

Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees.

•

Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

•

Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Certain other registered open-end investment companies, whose shares are distributed by the Distributor.

•

Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser

•

The reinvestment of dividends in additional Fund shares.

•

The reinvestment of dividends from Class A shares of the Fund in additional Class A shares of the Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.

Combined Purchase Privilege
 You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios.

Right of Accumulation
 Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund, excluding the Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, held in Related Accounts as of the transaction date.

Notification
 You must notify your Financial Intermediary at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent
 The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi- Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund which you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Class A and Class C Conversion Features

A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of the Fund through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month or 12 month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting a Class of shares pursuant to these conversion features.

General

Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Trust may suspend the offering of shares, or any Class of shares, of the Fund or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

Redemptions by Letter
 Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone
 You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.

Systematic Withdrawal Plan
 If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
 The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•

Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

•

Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•

Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds
 The Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings or interfund lending to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Trust or Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of any Class of a Fund for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any Class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, as applicable). Class L shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Class C shares of other Funds of the Trust; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the Fund, will also be counted; however, if you sell shares of (i) such other Fund of the Trust; (ii) the Morgan Stanley Multi-Class Fund; or (iii) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day.

The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Trust discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Trust’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Trust’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Trust’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund. Unless your investment in a Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

If certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed as ordinary income taxes.

If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

If you buy shares of the Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at the applicable rate on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of the Fund for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Trust at the toll-free number noted on the back cover to this Prospectus.

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$31.85	$35.96	$44.73	$44.24	$35.34
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05	0.03	(0.16)	0.09	0.10
Net Realized and Unrealized Gain (Loss)	1.99	0.18	(2.33)	3.04	10.10
Total from Investment Operations	2.04	0.21	(2.49)	3.13	10.20
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.09)	—	(0.12)
Net Realized Gain	(11.59)	(4.32)	(6.19)	(2.64)	(1.18)
Total Distributions	(11.59)	(4.32)	(6.28)	(2.64)	(1.30)
Net Asset Value, End of Period	$22.30	$31.85	$35.96	$44.73	$44.24
Total Return(3)	16.16%	0.19%	(6.18)%	7.25%	29.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$242,140	$563,397	$2,164,565	$4,708,900	$5,174,440
Ratio of Expenses to Average Net Assets(7)	0.72%(4)	0.73%(4)	0.74%(4)	0.75%(4)	0.70%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.71%(4)	N/A	N/A	N/A	0.71%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	0.21%(4)	0.09%(4)	(0.39)%(4)	0.19%(4)	0.27%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	59%	23%	27%	45%	52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.72%	0.74%	N/A	N/A	N/A
Net Investment Income to Average Net Assets	0.21%	0.08%	N/A	N/A	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares.
(6)	Amount is less than 0.005%.

24

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Mid Cap Growth Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$29.86	$34.06	$42.70	$42.46	$34.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)	(0.05)	(0.26)	(0.03)	0.01
Net Realized and Unrealized Gain (Loss)	1.68	0.17	(2.19)	2.91	9.70
Total from Investment Operations	1.65	0.12	(2.45)	2.88	9.71
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.10)
Net Realized Gain	(11.59)	(4.32)	(6.19)	(2.64)	(1.18)
Total Distributions	(11.59)	(4.32)	(6.19)	(2.64)	(1.28)
Net Asset Value, End of Period	$19.92	$29.86	$34.06	$42.70	$42.46
Total Return(3)	15.85%	(0.12)%	(6.40)%	6.95%	29.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$289,123	$480,488	$996,553	$1,859,126	$2,171,493
Ratio of Expenses to Average Net Assets(7)	1.01%(4)	0.99%(4)	1.00%(4)	1.00%(4)	0.95%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%(4)	N/A	N/A	N/A	0.96%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.17)%(4)	(0.17)%(4)	(0.65)%(4)	(0.07)%(4)	0.02%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	59%	23%	27%	45%	52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01%	1.00%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	(0.16)%	(0.18)%	N/A	N/A	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares.
(6)	Amount is less than 0.005%.

25

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Mid Cap Growth Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$29.01	$33.39	$42.20	$42.20	$33.97
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.16)	(0.22)	(0.46)	(0.26)	(0.15)
Net Realized and Unrealized Gain (Loss)	1.53	0.16	(2.16)	2.90	9.63
Total from Investment Operations	1.37	(0.06)	(2.62)	2.64	9.48
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.07)
Net Realized Gain	(11.59)	(4.32)	(6.19)	(2.64)	(1.18)
Total Distributions	(11.59)	(4.32)	(6.19)	(2.64)	(1.25)
Net Asset Value, End of Period	$18.79	$29.01	$33.39	$42.20	$42.20
Total Return(3)	15.07%	(0.73)%	(6.94)%	6.40%	28.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,091	$9,874	$12,600	$16,817	$17,190
Ratio of Expenses to Average Net Assets(7)	1.63%(4)	1.60%(4)	1.55%(4)	1.55%(4)	1.46%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.63%(4)	N/A	N/A	N/A	1.46%(4)(5)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.85)%(4)	(0.76)%(4)	(1.20)%(4)	(0.60)%(4)	(0.41)%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	59%	23%	27%	45%	52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.64%	1.61%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	(0.86)%	(0.77)%	N/A	N/A	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares.
(6)	Amount is less than 0.005%.

26

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Mid Cap Growth Portfolio

Class C
Selected Per Share Data and Ratios	Period from May 31, 2017(1) to September 30, 2017
Net Asset Value, Beginning of Period	$19.34
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)
Net Realized and Unrealized Gain	0.60
Total from Investment Operations	0.51
Net Asset Value, End of Period	$19.85
Total Return(3)	2.64%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets(8)	1.90%(4)(7)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.90%(4)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.34)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(5)(7)
Portfolio Turnover Rate	59%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	15.31%(7)
Net Investment Loss to Average Net Assets	(14.75)%(7)

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

27

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Mid Cap Growth Portfolio

	Class IS
	Year Ended September 30,				Period from September 13, 2013(2) to September 30, 2013
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014
Net Asset Value, Beginning of Period	$31.94	$36.03	$44.80	$44.25	$43.74
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.04	0.07	(0.10)	0.18	(0.00)(4)
Net Realized and Unrealized Gain (Loss)	2.04	0.16	(2.33)	3.01	0.51
Total from Investment Operations	2.08	0.23	(2.43)	3.19	0.51
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.15)	—	—
Net Realized Gain	(11.59)	(4.32)	(6.19)	(2.64)	—
Total Distributions	(11.59)	(4.32)	(6.34)	(2.64)	—
Net Asset Value, End of Period	$22.43	$31.94	$36.03	$44.80	$44.25
Total Return(5)	16.24%	0.25%	(6.02)%	7.39%	1.17%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,225	$219,255	$1,087,612	$662,560	$10
Ratio of Expenses to Average Net Assets(11)	0.65%(6)	0.61%(6)	0.61%(6)	0.61%(6)	0.49%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65%(6)	N/A	N/A	N/A	0.58%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	0.18%(6)	0.22%(6)	(0.25)%(6)	0.41%(6)	(0.22)%(6)(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%(8)	0.00%(8)	0.00%(8)	0.01%(10)
Portfolio Turnover Rate	59%	23%	27%	45%	52%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.65%	0.62%	N/A	N/A	N/A
Net Investment Income to Average Net Assets	0.18%	0.21%	N/A	N/A	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.
(8)	Amount is less than 0.005%.
(9)	Not Annualized.
(10)	Annualized.

28

Morgan Stanley Prospectus  |  Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Effective May 1, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI and are subject to change.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•

Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•

Shares of funds purchased through the Merrill Edge Self-Directed platform

•

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•

(i) Current and retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (ii) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (iii) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees, as described in this Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•

Death or disability of the shareholder

•

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•

Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•

Shares acquired through a right of reinstatement

•

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

29

Morgan Stanley Prospectus | Appendix

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoints as described in this Prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

30

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated January 31, 2018 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Trust publishes Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising the Fund, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Trust (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804
 Kansas City, MO 64121-9804

For Shareholder Inquiries,
 call toll-free 1-800-548-7786.

Prices and Investment Results are available at
 www.morganstanley.com/im.

The Trust’s 1940 Act registration number is 811-03980.

© 2018 Morgan Stanley.

IFTMCGPRO 0118

Morgan Stanley Institutional Fund Trust

Fixed Income Portfolios

Core Plus Fixed Income Portfolio

Corporate Bond Portfolio

High Yield Portfolio

Short Duration Income Portfolio

Strategic Income Portfolio

Prospectus  |  January 31, 2018

Core Plus Fixed Income Portfolio Share Class	Ticker Symbol
Class I	MPFIX
Class A	MFXAX
Class L	MSIOX
Class C	MSCKX

Corporate Bond Portfolio Share Class	Ticker Symbol
Class I	MPFDX
Class A	MIGAX
Class L	MGILX
Class C	MSBOX

High Yield Portfolio Share Class	Ticker Symbol
Class I	MSYIX
Class A	MSYPX
Class L	MSYLX
Class C	MSHDX
Class IS	MSHYX

Short Duration Income Portfolio Share Class	Ticker Symbol
Class I	MPLDX
Class A	MLDAX
Class L	MSJLX
Class C	MSLDX
Class IS	MSDSX

Strategic Income Portfolio Share Class	Ticker Symbol
Class I	MSIDX
Class A	MSADX
Class C	MSPDX
Class IS	MSTCX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFTFIPRO 0118

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio

Objective

The Core Plus Fixed Income Portfolio (the “Fund”) seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee	0.38%	0.38%	0.38%	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%
Other Expenses	0.35%	0.39%	0.47%	0.36%
Total Annual Fund Operating Expenses[3]	0.73%	1.02%	1.35%	1.74%
Fee Waiver and/or Expense Reimbursement[3]	0.31%	0.25%	0.33%	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.42%	0.77%	1.02%	1.52%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 43	$ 202	$ 375	$ 877
Class A	$ 500	$ 712	$ 941	$ 1,598
Class L	$ 104	$ 395	$ 708	$ 1,595
Class C	$ 255	$ 527	$ 923	$ 2,033

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 43	$ 202	$ 375	$ 877
Class A	$ 500	$ 712	$ 941	$ 1,598
Class L	$ 104	$ 395	$ 708	$ 1,595
Class C	$ 155	$ 527	$ 923	$ 2,033
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I, 0.77% for Class A, 1.02% for Class L and 1.52% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 350% of the average value of its portfolio.

1

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal and mortgage-backed securities. The Fund will ordinarily seek to maintain an average weighted maturity between five and ten years.

The Adviser employs a value approach toward fixed income investing and evaluates the relative attractiveness among corporate, mortgage and U.S. government securities, and also may invest in non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations.

The Fund may invest opportunistically in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser to be of equivalent quality. The Fund may also invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade. In addition, the Fund may invest in convertible securities.

The Fund’s mortgage securities may include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), stripped mortgage-backed securities (“SMBS”) and inverse floating rate obligations (“inverse floaters”). In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Fund may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

Municipal Securities. Municipal obligations may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source, and therefore involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

•

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Public Bank Loans. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including

3

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	3/31/16	6.65%
Low Quarter	9/30/08	-7.10%

Average Annual Total Returns1

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/14/84)
Return Before Taxes	6.14%	5.04%	4.15%	7.29%
Return After Taxes on Distributions[2]	4.80%	3.50%	2.46%	4.67%
	Past One Year	Past Five Years	Past Ten Years	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares	3.46%	3.14%	2.44%	4.65%
Class A (commenced operations on 11/7/96)
Return Before Taxes	1.26%	3.77%	3.40%	4.68%
Class L (commenced operations on 4/27/12)
Return Before Taxes	5.53%	4.45%	N/A	4.87%
Class C (commenced operations on 4/30/15)
Return Before Taxes	3.98%	N/A	N/A	4.86%
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[3]	3.54%	2.10%	4.01%	7.01%[5]
Lipper Core Plus Bond Funds Index (reflects no deduction for taxes)[4]	4.62%	2.61%	4.81%	N/A

(1)

During 2016 and 2017, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the one, five and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights for further information.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)

The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in an index.

(4)

The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

Name	Title with Adviser	Date Began Managing Fund
Neil Stone	Managing Director	January 2011
Matthew Dunning	Executive Director	October 2014
Joseph Mehlman	Managing Director	April 2013
Jim Caron	Managing Director	May 2015
Gregory Finck	Managing Director	May 2015

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer’s or other financial intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio

Objective

The Corporate Bond Portfolio (the “Fund”) seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee	0.38%	0.38%	0.38%	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%
Other Expenses	0.88%	0.99%	0.92%	1.44%
Total Annual Fund Operating Expenses[3]	1.26%	1.62%[4]	1.80%	2.82%
Fee Waiver and/or Expense Reimbursement[3]	0.56%	0.57%[4]	0.45%	1.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.70%	1.05%[4]	1.35%	1.80%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 72	$ 344	$ 638	$ 1,473
Class A	$ 528	$ 861	$ 1,217	$ 2,219
Class L	$ 137	$ 523	$ 933	$ 2,079
Class C	$ 283	$ 778	$ 1,399	$ 3,074

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 72	$ 344	$ 638	$ 1,473
Class A	$ 528	$ 861	$ 1,217	$ 2,219
Class L	$ 137	$ 523	$ 933	$ 2,079
Class C	$ 183	$ 778	$ 1,399	$ 3,074
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A, 1.52% for Class L and 1.80% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
4	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating

6

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio (Con’t)

Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in corporate bonds. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds and will ordinarily seek to maintain an average weighted maturity between five and ten years. The Fund invests primarily in U.S. corporate bonds that carry an investment grade rating (i.e., generally rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), BBB- or higher by Fitch Ratings, Inc. (“Fitch”)) or, if unrated, considered by the Adviser to be of equivalent quality.

The Adviser employs a value approach toward fixed income investing and evaluates the relative attractiveness of corporate bonds. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk.

The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	3/31/16	8.88%
Low Quarter	9/30/08	–4.37%

Average Annual Total Returns1

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/31/90)
Return Before Taxes	6.90%	5.36%	4.70%	6.51%
Return After Taxes on Distributions[2]	5.55%	4.01%	3.26%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	3.49%	3.00%	4.22%
Class A (commenced operations on 5/20/02)
Return Before Taxes	1.95%	4.16%	4.03%	4.35%
Class L (commenced operations on 6/16/08)
Return Before Taxes	6.19%	4.73%	N/A	5.14%
Class C (commenced operations on 4/30/15)
Return Before Taxes	4.79%	N/A	N/A	5.50%
Bloomberg Barclays U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)[3]	6.42%	3.48%	5.65%	6.93%[5]
Lipper Corporate Debt Funds BBB-Rated Index (reflects no deduction for taxes)[4]	7.73%	3.54%	5.36%	6.55%[5]

(1)

During 2016 and 2017, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the one, five and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights for further information.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)

The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. It is not possible to invest directly in an index.

(4)

The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. There are currently 30 funds represented in this index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Christian G. Roth	Managing Director	December 2011
Joseph Mehlman	Managing Director	December 2011
Mikhael Breiterman-Loader	Vice President	May 2015

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares,

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio (Con’t)

your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information— How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio

Objective

The High Yield Portfolio (the “Fund”) seeks total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%	None
Other expenses	0.46%	0.49%	0.80%	0.49%	0.39%
Total Annual Fund Operating Expenses[3]	1.06%	1.34%	1.90%	2.09%	0.99%
Fee Waiver and/or Expense Reimbursement[3]	0.41%	0.34%	0.65%	0.34%	0.37%
	Class I	Class A	Class L	Class C	Class IS
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.65%	1.00%	1.25%	1.75%	0.62%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 66	$ 296	$ 545	$ 1,257
Class A	$ 523	$ 799	$ 1,097	$ 1,941
Class L	$ 127	$ 534	$ 966	$ 2,169
Class C	$ 278	$ 622	$ 1,093	$ 2,394
Class IS	$ 63	$ 278	$ 511	$ 1,179

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 66	$ 296	$ 545	$ 1,257
Class A	$ 523	$ 799	$ 1,097	$ 1,941
Class L	$ 127	$ 534	$ 966	$ 2,169
Class C	$ 178	$ 622	$ 1,093	$ 2,394
Class IS	$ 63	$ 278	$ 511	$ 1,179
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation) will not exceed 0.65% for Class I, 1.00% for Class A, 1.25% for Class L, 1.75% for Class C and 0.62% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in high yield securities (commonly referred to as “junk bonds”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund seeks to achieve its investment objective by investing primarily in high yield securities which are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Fund’s investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Fund. The Fund’s securities may include distressed and defaulted securities and mezzanine investments. The Fund also may invest in investment grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may also invest in preferred securities, equity securities and convertible securities.

The Fund’s investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Fund. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team’s investment criteria in terms of competitive position, franchise value and management quality. The investment team’s credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Fund is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Fund construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

The Fund may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund is not limited as to the maturities of the securities in which it may invest. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

High Yield Securities (“Junk Bonds”). High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•

Public Bank Loans. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

Preferred Securities. Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

•

Mezzanine Investments. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments carry the risk that the issuer will not be able to meet its obligations and that the mezzanine investments may lose value.

•

Distressed and Defaulted Securities. Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment, requiring the Fund to incur additional costs. The repayment of defaulted securities is also subject to significant uncertainties.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to

12

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	9/30/16	6.02%
Low Quarter	12/31/14	–3.64%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 2/7/12)
Return Before Taxes	8.02%	7.02%	8.62%
Return After Taxes on Distributions[1]	4.92%	3.46%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	3.70%	5.01%
Class A (commenced operations on 2/7/12)
Return Before Taxes	3.18%	5.74%	7.49%
Class L (commenced operations on 2/7/12)
Return Before Taxes	7.37%	6.38%	7.99%
Class C (commenced operations on 4/30/15)
Return Before Taxes	5.88%	N/A	4.79%
Class IS (commenced operations on 3/28/14)
Return before Taxes	8.05%	N/A	4.78%
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)[2]	7.50%	5.78%	6.84%[4]
Lipper High Current Yield Bond Funds Index (reflects no deduction for taxes)[3]	7.53%	5.22%	6.23%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It is not possible to invest directly in an index.

(3)

The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the High Yield team. Information about the members jointly and primarily responsible for the day-to- day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Richard Lindquist	Managing Director	February 2012
Christian Roth	Managing Director	February 2012
Jack Cimarosa	Executive Director	January 2017

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your other Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio

Objective

The Short Duration Income Portfolio (the “Fund”) seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	None	1.00%[1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%	None
Other Expenses	0.33%	0.35%	1.00%	3.72%	16.04%
Total Annual Fund Operating Expenses[2]	0.53%	0.80%	1.70%	4.92%	16.24%
Fee Waiver and/or Expense Reimbursement[2]	0.23%	0.25%	0.90%	3.62%	15.99%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.30%	0.55%	0.80%	1.30%	0.25%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 31	$ 147	$ 273	$ 643
Class A	$ 56	$ 230	$ 420	$ 967
Class L	$ 82	$ 448	$ 838	$ 1,933
Class C	$ 232	$ 1,154	$ 2,176	$ 4,741
Class IS	$ 26	$ 3,056	$ 5,444	$ 9,425

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 31	$ 147	$ 273	$ 643
Class A	$ 56	$ 230	$ 420	$ 967
Class L	$ 82	$ 448	$ 838	$ 1,933
Class C	$ 132	$ 1,154	$ 2,176	$ 4,741
Class IS	$ 26	$ 3,056	$ 5,444	$ 9,425
1	The Class C contingent deferred sales charge (“CDSC”) is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
2	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I, 0.55% for Class A, 0.80% for Class L, 1.30% for Class C and 0.25% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, substantially all of the Fund’s assets will be invested in investment grade fixed income securities denominated in U.S. dollars. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Fund invests primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities. The Fund will ordinarily seek to maintain an average duration of approximately one year or less. With respect to corporate issuers, the Fund will not purchase securities with remaining maturities of more than 3.25 years.

The Adviser employs a value approach toward fixed income investing and makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Fund seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Adviser relies

15

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio (Con’t)

upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Fund’s objective.

The Fund’s mortgage securities may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The Fund may also invest in asset-backed securities.

The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries, although only U.S. dollar denominated investment grade securities may be held in the Fund. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio (Con’t)

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class C and assume you sold your shares at the end of each period (unless otherwise noted).The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	9/30/16	3.67%
Low Quarter	9/30/08	–8.87%

Average Annual Total Returns1

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 3/31/92)
Return Before Taxes	1.94%	2.56%	0.27%	3.11%
Return After Taxes on Distributions[2]	1.09%	1.82%	-0.65%	1.61%
	Past One Year	Past Five Years	Past Ten Years	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares	1.09%	1.62%	-0.18%	1.81%
Class A (commenced operations on 9/28/07)
Return Before Taxes	1.68%	2.27%	0.02%	0.04%
Class L (commenced operations on 4/27/12)
Return Before Taxes	1.43%	1.94%	N/A	1.92%
Class C (commenced operations on 4/30/15)
Return Before Taxes	-0.13%	N/A	N/A	2.44%
Class IS (commenced operations on 1/11/16)
Return before Taxes	1.99%	N/A	N/A	5.09%
ICE BofAML 1-Year U.S. Treasury Note Index (reflects no deduction of fees, expenses or taxes)[3]	0.57%	0.38%	0.90%	N/A
Short Duration Income Blend Index (reflects no deduction of fees, expenses or taxes)[4]	0.57%	0.71%	1.79%	3.97%[6]
Lipper Short Investment Grade Debt Funds Index (reflects no deduction for taxes)[5]	1.77%	1.19%	2.11%	3.81%[6]

(1)

During 2016, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the five and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights for further information.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)	The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-Year U.S. Treasury Note Index tracks one-year U.S. government securities. It is not possible to invest directly in an index.
(4)

The Short Duration Income Blend Index is a performance linked benchmark of the old benchmark represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (benchmark that tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency and corporate issues in the 1-3 Year maturity range) for periods from the Fund’s inception to January 8, 2016, to the new benchmark represented by ICE BofAML 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) for periods thereafter. It is not possible to invest directly in an index.

(5)

The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. There are currently 30 funds represented in this Index.

(6)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement

17

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio (Con’t)

accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Neil Stone	Managing Director	January 2011
Matthew Dunning	Executive Director	October 2014
Eric Jesionowski	Executive Director	May 2015

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L and Class C shares of the Fund for sale to all investors. The Class L and Class C shareholders of the Fund do not have the option of purchasing additional Class L and Class C shares, respectively. However, the existing Class L and Class C shareholders may invest in additional Class L and Class C shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information— Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804, by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio

Objective

The Strategic Income Portfolio (the “Fund”) seeks total return comprised of income and capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.40%	0.40%	0.40%	0.40%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	20.79%	9.31%	12.01%	3.39%
Total Annual Fund Operating Expenses[3]	21.19%	9.96%	13.41%	3.79%
Fee Waiver and/or Expense Reimbursement[3]	20.19%	8.61%	11.31%	2.84%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.00%	1.35%	2.10%	0.95%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 102	$ 3,825	$ 6,440	$ 10,060
Class A	$ 557	$ 2,437	$ 4,135	$ 7,696
Class C	$ 313	$ 2,746	$ 4,870	$ 8,802
Class IS	$ 97	$ 895	$ 1,713	$ 3,845

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 102	$ 3,825	$ 6,440	$ 10,060
Class A	$ 557	$ 2,437	$ 4,135	$ 7,696
Class C	$ 213	$ 2,746	$ 4,870	$ 8,802
Class IS	$ 97	$ 895	$ 1,713	$ 3,845
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 2.10% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

Principal Investment Strategies

The Fund will primarily invest in fixed income securities which the Fund’s Adviser and/or “Sub-Adviser,” Morgan Stanley Investment Management Limited, will allocate among asset classes or market segments, which include: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) foreign securities, including emerging market securities and (5) U.S. government securities and foreign sovereign debt. The Fund may also invest in currency and other derivatives.

The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. The Adviser and/or Sub-Adviser have the flexibility to select any combination of asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

The Adviser and/or Sub-Adviser employ a value approach toward fixed income investing. The Adviser and/or Sub-Adviser rely upon value measures to guide their decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser and/or Sub-Adviser also measure various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations.

The Adviser and/or Sub-Adviser may sell securities or exit positions when they believe that expected risk-adjusted return is low compared to other investment opportunities.

The Fund may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt.

The Fund may invest in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser and/or Sub-Adviser to be of equivalent quality.

The corporate securities in which the Fund will invest may include fixed income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertibles securities.

The Fund’s mortgage securities may include collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”), commercial mortgage-backed securities

(“CMBS”) and inverse floating rate obligations (“inverse floaters”). In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Fund may also invest in asset-backed securities.

The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The Fund may make global, regional and sector allocations to foreign and emerging markets. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price

20

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a

21

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	9/30/16	3.19%
Low Quarter	9/30/15	–1.55%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2017)

	Past 1 Year	Since Inception
Class I (commenced operations on 12/30/14)
Return Before Taxes	7.17%	3.41%
Return After Taxes on Distributions[1]	6.19%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	4.05%	2.06%
Class A (commenced operations on 12/30/14)
Return Before Taxes	2.25%	1.58%
Class C (commenced operations on 4/30/15)
Return Before Taxes	4.91%	2.34%
Class IS (commenced operations on 12/30/14)
Return before Taxes	7.24%	3.46%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)[2]	0.86%	0.41%[4]
Lipper Alternative Credit Focus Funds Index (reflects no deduction for taxes)[3]	4.67%	2.14%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. It is not possible to invest directly in an index.

(3)

The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

22

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Jim Caron	Managing Director	December 2014
Richard Ford	Managing Director	December 2014
Michael Kushma	Managing Director	December 2014
Christian G. Roth	Managing Director	December 2014

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Core Plus Fixed Income Portfolio

Objective

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Fund invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage-backed securities. The Fund ordinarily will seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Fund within a range relative to its benchmark.

The Fund may invest opportunistically in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or, if unrated, considered by the Adviser to be of equivalent quality. The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may also invest may be denominated in currencies other than U.S. dollars.

The Fund may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade. The Fund’s mortgage securities may include CMOs, CMBS, SMBS, inverse floaters and those purchased on a “TBA” basis. In addition, the Fund may invest in convertible securities.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may invest in non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment Fund designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Fund. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of

24

Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Core Plus Fixed Income Portfolio (Con’t)

a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Fund may invest in municipal securities. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. However, the Fund may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation bonds are secured by the issuer’s faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S.

25

Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Core Plus Fixed Income Portfolio (Con’t)

government securities generally is considered to be minimal, the interest rate risk can be substantial. Thus, a rise in the general level of interest rates may cause the price of the Fund’s securities to fall substantially. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Corporate Bond Portfolio

Objective

The Corporate Bond Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds. The Fund will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Fund within a range relative to its benchmark. The Fund invests primarily in U.S. corporate bonds that carry an investment grade rating (i.e., generally rated Baa3 or higher by Moody’s, BBB- or higher by S&P or BBB- or higher by Fitch) or, if unrated, considered by the Adviser to be of equivalent quality. The securities in which the Fund may invest will be denominated in U.S. dollars.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness of corporate bonds. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Fund. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in corporate bonds. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities , which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or Fund) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value. A derivative

27

Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Corporate Bond Portfolio (Con’t)

instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

High Yield Portfolio

Objective

The High Yield Portfolio seeks total return.

The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Fund seeks to achieve its investment objective by investing primarily in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Fund’s investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Fund. The Fund’s securities may include distressed and defaulted securities and mezzanine investments. The Fund also may invest in investment grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may also invest in preferred securities, equity securities and convertible securities.

The Fund may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities, which are exempt from registration that may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Process

The Fund’s investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Fund. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team’s investment criteria in terms of competitive position, franchise value and management quality. The investment team’s credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Fund is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Fund construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities , which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or Fund) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

High Yield Portfolio (Con’t)

Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the Fund may be appropriate for you if you are willing to accept the risks associated with high yield securities. High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest.

Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Distressed securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the repayment of principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment. The repayment of defaulted securities is also subject to significant uncertainties. The Fund may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings. If the portfolio company is forced to reorganize or liquidate, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

High Yield Portfolio (Con’t)

poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect particular issuers.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security. Preferred securities are subject to risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt, so the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may pay fixed or adjustable rates of return. Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans and non-investment grade bonds. However, unlike senior loans, mezzanine investments are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine investments also may often be unsecured. Mezzanine investments therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay as scheduled after giving effect to any senior obligations of the related borrower. Mezzanine investments are also expected to be a highly illiquid investment. Mezzanine investments will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine investments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Short Duration Income Portfolio

Objective

The Short Duration Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Fund invests primarily in U.S. government securities, investment grade corporate bonds, mortgage and asset-backed securities. The Fund seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Fund will ordinarily seek to maintain an average duration of approximately one year or less although there is no minimum or maximum for any individual security. With respect to corporate issuers, the Fund will not purchase securities with remaining maturities of more than 3.25 years. The Fund may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries, although only U.S. dollar denominated investment grade securities may be held in the Fund.

The Fund’s mortgage securities may include CMOs and CMBS. The Fund may also invest in asset-backed securities.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Fund’s objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities , which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or Fund) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Short Duration Income Portfolio (Con’t)

adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Strategic Income Portfolio

Objective

The Strategic Income Portfolio seeks total return comprised of income and capital appreciation.

Approach

The Fund will invest primarily in fixed income securities which the Fund’s Adviser and/or Sub-Adviser will allocate among asset classes or market segments, which include: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) foreign securities, including emerging market securities and (5) U.S. government securities and foreign sovereign debt. The Fund may also invest in currency and other derivatives.

The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. The Adviser and/or Sub-Adviser have the flexibility to select any combination of asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

The Fund may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt.

The Fund may invest in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or, if unrated, considered by the Adviser and/or Sub-Adviser to be of equivalent quality.

The corporate securities in which the Fund will invest may include fixed income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertibles securities.

The Fund’s mortgage securities may include CMOs, SMBS, CMBS, inverse floaters and those purchased on a “TBA” basis. The Fund may also invest in asset-backed securities.

The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The Fund may make global, regional and sector allocations to foreign and emerging markets. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Fund may also invest in equity securities that the Adviser and/or Sub-Adviser believe will produce income. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser and/or Sub-Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Process

The Adviser and/or Sub-Adviser employ a value approach toward fixed income investing. The Adviser’s and/or Sub-Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser and/or Sub-Adviser rely upon value measures to guide their decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser and/or Sub-Adviser also measure various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s and/or Sub-Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Fund. The Adviser and/or Sub-Adviser may sell securities or exit positions when they believe that expected risk-adjusted return is low compared to other investment opportunities.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Strategic Income Portfolio (Con’t)

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV, yield and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser and/or Sub-Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Strategic Income Portfolio (Con’t)

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. Thus, a rise in the general level of interest rates may cause the price of the Fund’s securities to fall substantially. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.
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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Fund.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities (commonly referred to as “junk bonds” or high risk securities), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. A Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. The Funds may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Fund may have to reinvest the proceeds at a lower rate of interest.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Municipal Securities

Certain Funds may invest in municipal securities. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. However, the Funds may purchase municipal

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation bonds are secured by the issuer’s faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities involve the risk that an issuer may call securities for redemption, which could force a Fund to reinvest the proceeds at a lower rate of interest.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage-backed Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Fund of mortgage securities and, therefore, to assess the volatility risk of that Fund.

Certain Funds may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by a Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some of the mortgage securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. A Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Fund could sustain a loss.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If a Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that a Fund could lose all or substantially all of its investment.

CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Asset-Backed Securities

The Funds may invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

Certain Funds may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in foreign countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. The ongoing bailout program on behalf of Greece exacerbates these concerns. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Most recently, Argentina defaulted on certain sovereign debt securities, which, among other things, has restricted its ability to issue new debt and increases the risk of additional defaults on its other sovereign debt securities outstanding. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with their investments in foreign securities, certain Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Foreign Currency

Certain Funds’ investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since certain Funds may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or the Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or the Sub-Adviser may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Certain Funds may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Funds may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to a Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These bank loans may exhibit greater price volatility as well.

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

Equity Securities

Certain Funds may invest in equity securities, including preferred stocks, depositary receipts, convertible securities, rights and warrants to purchase equity securities and shares of investment companies. Certain Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives

The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or the Sub-Adviser seek to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Funds may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk.

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. A Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where a Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, such Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Temporary Defensive Investments

When the Adviser and/or the Sub-Adviser believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser and/or the Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not meet its investment objective.

Portfolio Turnover

Consistent with their investment policies, the Core Plus Fixed Income Portfolio and the High Yield Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Core Plus Fixed Income Portfolio and the High Yield Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Core Plus Fixed Income Portfolio and the High Yield Portfolio may engage in frequent trading of securities to achieve their investment objectives.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements, as applicable, is available in each Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017.

Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Strategic Income Portfolio). The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Strategic Income Portfolio with investment advisory services subject to the overall supervision of the Adviser and the Trust’s officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Strategic Income Portfolio.

Advisory Fees

For the fiscal year ended September 30, 2017, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Core Plus Fixed Income Portfolio	0.15%
Corporate Bond Portfolio	0.00%
High Yield Portfolio	0.29%
Short Duration Income Portfolio	0.00%
Strategic Income Portfolio	0.00%

The Adviser has agreed to reduce its advisory fee and/or reimburse each Fund, if necessary, if such fees would cause the total annual operating expenses of such Funds to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Core Plus Fixed Income Portfolio	0.42%	0.77%	1.02%	1.52%	—
Corporate Bond Portfolio	0.70%	1.05%	1.52%	1.80%	—
High Yield Portfolio	0.65%	1.00%	1.25%	1.75%	0.62%
Short Duration Income Portfolio	0.30%	0.55%	0.80%	1.30%	0.25%
Strategic Income Portfolio	1.00%	1.35%	—	2.10%	0.95%

Portfolio Management

Core Plus Fixed Income Portfolio

The Fund’s assets are managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Neil Stone, Joseph Mehlman, Matthew Dunning, Jim Caron and Gregory Finck.

Mr. Stone has been associated with the Adviser in an investment management capacity since 1995. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Dunning re-joined the Adviser in July 2014. Prior to re-joining the Adviser, Mr. Dunning managed the municipal valuation rates group and was a senior taxable municipal bond analyst at Bloomberg L.P. from March 2010 to July 2014. Prior to March 2010, he worked in various trading and portfolio management roles

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management (Con’t)

for the Adviser. Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Finck has been associated with the Adviser in an investment management capacity since January 2015. Prior to joining the Adviser, Mr. Finck was a managing director of the Fortress Private Equity Funds at Fortress Investment Group from 2011 to 2014. Prior to that role, Mr. Finck was a managing director at Logan Circle Partners from 2010 to 2011 and a managing director of the Fortress Credit Funds from 2008 to 2010.

Corporate Bond Portfolio

The Fund’s assets are managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Joseph Mehlman, Christian G. Roth and Mikhael Breiterman-Loader.

Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Roth has been associated with the Adviser in an investment management capacity since 1991. Mr. Breiterman- Loader has been associated with the Adviser in an investment management capacity since 2009.

All team members are responsible for the execution of the overall strategy of the Fund.

Short Duration Income Portfolio

The Fund’s assets are managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Neil Stone, Matthew Dunning and Eric Jesionowski.

Mr. Stone has been associated with the Adviser in an investment management capacity since 1995. Mr. Dunning re-joined the Adviser in July 2014. Prior to re-joining the Adviser, Mr. Dunning managed the municipal valuation rates group and was a senior taxable municipal bond analyst at Bloomberg L.P. from March 2010 to July 2014. Prior to March 2010, he worked in various trading and portfolio management roles for the Adviser. Mr. Jesionowski has been associated with the Adviser in an investment management capacity since 1997.

High Yield Portfolio

The Fund’s assets are managed by members of the High Yield team. The team consists of portfolio managers and traders. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Richard Lindquist, Christian G. Roth and Jack Cimarosa. Messrs. Lindquist, Roth and Cimarosa share portfolio management and trading responsibilities. Mr. Lindquist, the lead portfolio manager, has been associated with the Adviser in an investment management capacity since November 2011. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991. Mr. Cimarosa has been associated with the Adviser in an investment management capacity since April 2012 as a High Yield Trader. Mr. Cimarosa was a High Yield Trader at Guggenheim Partners from April 2009 to March 2012 focusing on leveraged debt.

Strategic Income Portfolio

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-today management of the Fund are Jim Caron, Richard Ford, Michael Kushma and Christian G. Roth.

Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Ford is the head of European Fixed Income and has been associated with Morgan Stanley since 1991 and with the Sub-Adviser in an investment management capacity since 2002. Mr. Kushma is Chief Investment Officer of Global Fixed Income for the Adviser. He joined Morgan Stanley in 1987 and the Adviser in 1994. He has 26 years of investment experience. From 1987 to 1994, he was a global fixed income strategist for Morgan Stanley’s Fixed Income Division. Prior to joining Morgan Stanley, he was a senior lecturer of economics at Columbia University. Mr. Kushma received an A.B. in economics from Princeton University, an M.Sc. in economics from the London School of Economics and an M.Phil. in economics from Columbia University. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991.

Additional Information

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Trust has suspended offering Class L shares of the Funds for sale and Class C shares of Short Duration Income Portfolio to all investors. The Class L shareholders of the Funds and the Class C shareholders of Short Duration Income Portfolio do not have the option of purchasing additional Class L shares and Class C shares, respectively. However, the existing Class L shareholders of the Funds and existing Class C shareholders of Short Duration Income Portfolio may invest in additional Class L shares and Class C shares, respectively, through reinvestment of dividends and distributions. Additionally, Class L shares of the Strategic Income Portfolio are not being offered at this time. You do not currently have the option of purchasing Class L shares.

The Trust currently offers investors Class I and Class A of each Fund, Class C shares of the Core Plus Fixed Income, Corporate Bond, High Yield and Strategic Income Portfolios and Class IS shares of the High Yield, Short Duration Income and Strategic Income Portfolios. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares and no finder’s fee payments are charged or paid on Class A shares of Short Duration Income Portfolio. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of a Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the minimum initial investment amount for a Class of shares of a Fund as a result of share redemptions, or you no longer meet one of the waiver criteria set forth above, as applicable, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of shares of the Funds. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of a Fund. The Trust has adopted a Shareholder Services Plan with respect to

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

the Class A shares of each Fund and a Distribution and Shareholder Services Plan with respect to the Class L and Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.25% of the average daily net assets of Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class A shares of the Corporate Bond Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares. For more information, please see the Funds’ SAI.

About Net Asset Value

The NAV of a Class of shares of each Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Fund. In making this calculation, a Fund values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Trust’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Fund Shares

You may buy or sell (redeem) shares of a Fund at the NAV next determined for the Class after receipt of your order in good order. The Trust determines the NAV for a Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, a Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

A Fund may also elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

How To Purchase Fund Shares

You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary
 You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Intermediary’s related policies and procedures.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares of a Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Funds’ transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.

Initial Purchase by Wire

You may purchase shares of each Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111-2101
 ABA #011000028 DDA #00575373
 Attn: Morgan Stanley Institutional Fund Trust
 Subscription Account
 Ref: (Fund Name, Account Number,
 Account Name)

Additional Investments
 You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Sales Charges Applicable to Purchases of Class A Shares

This section is not applicable to purchases of Class A shares of the Short Duration Income Portfolio. Class A shares are subject to a sales charge equal to a maximum of 4.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any CDSC paid on redemption) and will retain the full amount of such sales charge. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	4.25%	4.44%	4.00%
$25,000 but less than $50,000	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.50%	3.63%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.50%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1 million	1.75%	1.78%	1.50%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 0.50% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, as applicable, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•

A single account (including an individual, a joint account, a trust or fiduciary account).

•

A family member account (limited to spouse, and children under the age of 21, but include trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•

An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•

An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.50% on sales made within 18 months after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•

Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and nondiscretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•

Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•

Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•

Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•

Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

•

Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Certain other registered open-end investment companies, whose shares are distributed by the Distributor.

•

Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•

The reinvestment of dividends from Class A shares of a Fund in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus

Combined Purchase Privilege
 You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios.

Right of Accumulation
 Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund, excluding the Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, held in Related Accounts as of the transaction date.

Notification
 You must notify your Financial Intermediary at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Funds’ transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent
 The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund which you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Class A and Class C Conversion Features

A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month or 12 month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting a Class of shares pursuant to these conversion features.

General

Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Trust may suspend the offering of shares, or any Class of shares, of any Fund or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

Redemptions by Letter
 Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

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Shareholder Information (Con’t)

(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone
 You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.

Systematic Withdrawal Plan
 If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
 The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•

Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

•

Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•

Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-

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Shareholder Information (Con’t)

annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds
 Each Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings or interfund lending to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Trust or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by a Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of any Class of a Fund for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any Class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Funds’ transfer agent, DST, by mail to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or

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Shareholder Information (Con’t)

Class C shares of other Funds of the Trust; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the applicable Fund, will also be counted; however, if you sell shares of (i) such other Fund of the Trust; (ii) the Morgan Stanley Multi-Class Fund; or (iii) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Trust discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions, except with respect to the Short Duration Income Portfolio.

With respect to the Short Duration Income Portfolio, the Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders. The Adviser believes that, because Short Duration Income Portfolio’s investments will normally include a significant percentage of short term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Fund’s Board of Trustees has determined that it is appropriate for Short Duration Income Portfolio not to have a policy to discourage frequent trading of Fund shares. The Short Duration Income Portfolio reserves the right to implement frequent trading policies or other restrictions in the future. The Short Duration Income Portfolio also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

The Trust’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Trust’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund

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Shareholder Information (Con’t)

immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Trust’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund. Unless your investment in a Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. It is not anticipated that any portion of the distributions by a Fund would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.

If you buy shares of a Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

The Funds (or their administrative agents) are required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at the applicable rate on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.

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Shareholder Information (Con’t)

A Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Dividends and Distributions

Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, as follows:

Fund	Monthly	Quarterly
Core Plus Fixed Income Portfolio		•
Corporate Bond Portfolio		•
High Yield Portfolio	•
Short Duration Income Portfolio	•
Strategic Income Portfolio		•

Each Fund’s policy is to distribute net realized capital gains, if any, at least annually. The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of a Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Trust at the toll-free number noted on the back cover to this Prospectus.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$11.22	$10.18	$10.36	$9.91	$10.48
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32	0.34	0.33	0.31	0.32
Net Realized and Unrealized Gain (Loss)	(0.02)	1.11	(0.20)	0.45	(0.36)
Total from Investment Operations	0.30	1.45	0.13	0.76	(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.41)	(0.31)	(0.31)	(0.53)
Net Asset Value, End of Period	$11.17	$11.22	$10.18	$10.36	$9.91
Total Return(3)	2.79%(4)	14.80%(5)	1.15%	7.82%	(0.42)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$265,958	$193,976	$197,057	$192,868	$187,014
Ratio of Expenses to Average Net Assets (10)	0.40%(6)	0.43%(6)(7)	0.51%(6)(8)	0.61%(6)	0.71%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.94%(6)	3.31%(6)(7)	3.24%(6)(8)	3.02%(6)	3.14%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	350%	262%	348%	296%	226%
(10)Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.73%	0.74%	0.73%	0.81%	0.73%
Net Investment Income to Average Net Assets	2.61%	3.00%	3.02%	2.82%	3.12%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.33%.

(5)

Performance was positively impacted by approximately 7.72% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 7.08%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.42% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.52% for Class I shares.

(8)

Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.52% for Class I shares. Prior to October 6, 2014, the maximum ratio was 0.62% for Class I shares.

(9)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class I shares.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$11.23	$10.19	$10.37	$9.93	$10.50
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28	0.30	0.30	0.27	0.29
Net Realized and Unrealized Gain (Loss)	(0.02)	1.12	(0.21)	0.45	(0.36)
Total from Investment Operations	0.26	1.42	0.09	0.72	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.38)	(0.27)	(0.28)	(0.50)
Net Asset Value, End of Period	$11.18	$11.23	$10.19	$10.37	$9.93
Total Return(3)	2.43%(4)	14.31%(5)	0.90%	7.35%	(0.68)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,874	$24,071	$3,553	$2,941	$3,152
Ratio of Expenses to Average Net Assets(10)	0.75%(6)	0.76%(6)(7)	0.86%(6)(8)	0.96%(6)	0.96%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.58%(6)	2.82%(6)(7)	2.87%(6)(8)	2.67%(6)	2.89%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	350%	262%	348%	296%	226%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%	1.15%	1.07%	1.11%	0.98%
Net Investment Income to Average Net Assets	2.31%	2.43%	2.66%	2.52%	2.87%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.97%.

(5)

Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 6.55%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.77% for Class A shares. Prior to January 4, 2016, the maximum ratio was 0.87% for Class A shares.

(8)

Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class A shares. Prior to October 6, 2014, the maximum ratio was 0.97% for Class A shares.

(9)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class A shares.

59

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$11.23	$10.18	$10.37	$9.92	$10.49
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26	0.28	0.27	0.25	0.27
Net Realized and Unrealized Gain (Loss)	(0.03)	1.12	(0.21)	0.45	(0.36)
Total from Investment Operations	0.23	1.40	0.06	0.70	(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.35)	(0.25)	(0.25)	(0.48)
Net Asset Value, End of Period	$11.17	$11.23	$10.18	$10.37	$9.92
Total Return(3)	2.16%(4)	14.10%(5)	0.59%	7.19%	(0.95)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,138	$841	$333	$108	$88
Ratio of Expenses to Average Net Assets (10)	1.00%(6)	1.03%(6)(7)	1.11%(6)(8)	1.21%(6)	1.21%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.37%(6)	2.65%(6)(7)	2.65%(6)(8)	2.42%(6)	2.64%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.02%	0.01%	0.01%
Portfolio Turnover Rate	350%	262%	348%	296%	226%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.82%	1.76%	3.10%	1.27%
Net Investment Income to Average Net Assets	2.02%	1.86%	2.00%	0.53%	2.58%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.70%

(5)

Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 6.34%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.02% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.12% for Class L shares.

(8)

Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.12% for Class L shares. Prior to October 6, 2014, the maximum ratio was 1.22% for Class L shares.

(9)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.22% for Class L shares.

60

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$11.17	$10.16	$10.44
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20	0.22	0.10
Net Realized and Unrealized Gain (Loss)	(0.03)	1.12	(0.31)
Total from Investment Operations	0.17	1.34	(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)	(0.33)	(0.07)
Net Asset Value, End of Period	$11.10	$11.17	$10.16
Total Return(4)	1.57%(5)	13.52%(6)	(2.02)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,890	$3,528	$49
Ratio of Expenses to Average Net Assets (11)	1.50%(7)	1.51%(7)(8)	1.61%(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	1.86%(7)	2.04%(7)(8)	2.23%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.02%	0.01%(10)
Portfolio Turnover Rate	350%	262%	348%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.74%	2.00%	14.06%(10)
Net Investment Income (Loss) to Average Net Assets	1.62%	1.55%	(10.22)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 1.11%.

(6)

Performance was positively impacted by approximately 7.75% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 5.77%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.62% for Class C shares.

(9)	Not annualized.
(10)	Annualized.

61

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.33	$10.80	$11.12	$10.53	$10.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34	0.37	0.37	0.38	0.32
Net Realized and Unrealized Gain (Loss)	0.01	1.51	(0.37)	0.53	(0.40)
Total from Investment Operations	0.35	1.88	—	0.91	(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.35)	(0.32)	(0.32)	(0.32)
Net Asset Value, End of Period	$12.32	$12.33	$10.80	$11.12	$10.53
Total Return(3)	2.95%(4)	17.79%(5)	(0.04)%	8.79%	(0.77)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,993	$31,873	$31,427	$36,598	$36,186
Ratio of Expenses to Average Net Assets (9)	0.70%(6)	0.69%(6)	0.70%(6)	0.70%(6)	1.18%(6)(7)
Ratio of Net Investment Income to Average Net Assets (9)	2.85%(6)	3.28%(6)	3.33%(6)	3.47%(6)	2.91%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.01%	0.00%(8)	0.00%(8)	0.00%(8)
Portfolio Turnover Rate	33%	41%	45%	50%	63%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26%	1.28%	1.15%	1.13%	1.21%
Net Investment Income to Average Net Assets	2.29%	2.69%	2.88%	3.04%	2.88%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(5)

Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.
(8)	Amount is less than 0.005%.

62

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.34	$10.81	$11.12	$10.53	$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30	0.32	0.33	0.34	0.30
Net Realized and Unrealized Gain (Loss)	(0.00)(3)	1.53	(0.37)	0.53	(0.39)
Total from Investment Operations	0.30	1.85	(0.04)	0.87	(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.32)	(0.27)	(0.28)	(0.30)
Net Asset Value, End of Period	$12.32	$12.34	$10.81	$11.12	$10.53
Total Return(4)	2.54%(5)	17.41%(6)	(0.37)%	8.43%	(0.83)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,911	$6,916	$544	$405	$1,194
Ratio of Expenses to Average Net Assets(10)	1.05%(7)	0.99%(7)	1.05%(7)	1.05%(7)	1.34%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.50%(7)	2.78%(7)	2.98%(7)	3.12%(7)	2.76%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.01%	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	33%	41%	45%	50%	63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.62%	1.51%	1.88%	1.60%	1.47%
Net Investment Income to Average Net Assets	1.93%	2.26%	2.15%	2.57%	2.63%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(6)

Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.
(9)	Amount is less than 0.005%.

63

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.32	$10.79	$11.11	$10.52	$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26	0.30	0.30	0.31	0.26
Net Realized and Unrealized Gain (Loss)	(0.00)(3)	1.51	(0.37)	0.54	(0.40)
Total from Investment Operations	0.26	1.81	(0.07)	0.85	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.28)	(0.25)	(0.26)	(0.26)
Net Asset Value, End of Period	$12.30	$12.32	$10.79	$11.11	$10.52
Total Return(4)	2.20%(5)	17.06%(6)	(0.65)%	8.15%	(1.28)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,749	$2,151	$2,163	$2,405	$2,649
Ratio of Expenses to Average Net Assets(10)	1.34%(7)	1.33%(7)	1.31%(7)	1.30%(7)	1.69%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.20%(7)	2.64%(7)	2.72%(7)	2.87%(7)	2.40%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	33%	41%	45%	50%	63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.80%	1.75%	1.73%	1.66%	1.70%
Net Investment Income to Average Net Assets	1.74%	2.22%	2.30%	2.51%	2.39%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(6)

Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.
(9)	Amount is less than 0.005%.

64

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$12.27	$10.77	$11.21
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.21	0.22	0.10
Net Realized and Unrealized Gain (Loss)	0.00(4)	1.53	(0.48)
Total from Investment Operations	0.21	1.75	(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.25)	(0.06)
Net Asset Value, End of Period	$12.25	$12.27	$10.77
Total Return(5)	1.81%(6)	16.47%(7)	(3.40)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,084	$126	$10
Ratio of Expenses to Average Net Assets (12)	1.80%(8)	1.79%(8)	1.80%(8)(11)
Ratio of Net Investment Income to Average Net Assets (12)	1.71%(8)	1.90%(8)	2.25%(8)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.01%	0.00%(9)(11)
Portfolio Turnover Rate	33%	41%	45%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.82%	4.45%	38.20%(11)
Net Investment Income (Loss) to Average Net Assets	0.69%	(0.76)%	(34.15)%(11)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(7)

Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

(8)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(9)	Amount is less than 0.005%.
(10)	Not annualized.
(11)	Annualized.

65

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$9.92	$9.80	$10.73	$11.00	$10.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.70	0.67	0.71	0.75	0.81
Net Realized and Unrealized Gain (Loss)	0.20	0.13	(0.92)	0.25	0.55
Total from Investment Operations	0.90	0.80	(0.21)	1.00	1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.67)	(0.68)	(0.66)	(0.77)	(0.81)
Net Realized Gain	—	—	(0.06)	(0.50)	(0.26)
Total Distributions	(0.67)	(0.68)	(0.72)	(1.27)	(1.07)
Net Asset Value, End of Period	$10.15	$9.92	$9.80	$10.73	$11.00
Total Return(3)	9.40%	8.72%	(2.10)%	9.48%	13.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,007	$49,990	$13,255	$13,300	$12,678
Ratio of Expenses to Average Net Assets (7)	0.66%(4)	0.66%(4)(5)	0.74%(4)	0.75%(4)	0.75%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65%(4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (7)	7.01%(4)	7.09%(4)(5)	6.88%(4)	6.89%(4)	7.42%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	73%	74%	62%	96%	227%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06%	1.02%	1.17%	1.85%	3.16%
Net Investment Income to Average Net Assets	6.61%	6.73%	6.45%	5.79%	5.01%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.75% for Class I shares.

(6)	Amount is less than 0.005%.

66

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$9.90	$9.78	$10.72	$10.99	$10.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.67	0.64	0.66	0.65	0.77
Net Realized and Unrealized Gain (Loss)	0.20	0.12	(0.92)	0.31	0.55
Total from Investment Operations	0.87	0.76	(0.26)	0.96	1.32
Distributions from and/or in Excess of:
Net Investment Income	(0.64)	(0.64)	(0.62)	(0.73)	(0.78)
Net Realized Gain	—	—	(0.06)	(0.50)	(0.26)
Total Distributions	(0.64)	(0.64)	(0.68)	(1.23)	(1.04)
Net Asset Value, End of Period	$10.13	$9.90	$9.78	$10.72	$10.99
Total Return(3)	9.04%	8.24%	(2.43)%	9.15%	13.01%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,878	$59,139	$56,042	$40,157	$1,092
Ratio of Expenses to Average Net Assets (8)	1.01%(4)	1.02%(4)(6)	1.10%(4)	1.02%(4)	1.01%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%(4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (8)	6.65%(4)	6.76%(4)(6)	6.49%(4)	5.99%(4)	7.04%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.01%	0.00%(7)
Portfolio Turnover Rate	73%	74%	62%	96%	227%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%	1.33%	1.53%	2.06%	4.22%
Net Investment Income to Average Net Assets	6.32%	6.45%	6.06%	4.95%	3.83%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class A shares.

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares. Prior to January 4, 2016, the maximum ratio was 1.10% for Class A shares.

(7)	Amount is less than 0.005%.

67

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$9.91	$9.78	$10.72	$10.99	$10.70
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.64	0.62	0.64	0.67	0.75
Net Realized and Unrealized Gain (Loss)	0.19	0.13	(0.93)	0.27	0.56
Total from Investment Operations	0.83	0.75	(0.29)	0.94	1.31
Distributions from and/or in Excess of:
Net Investment Income	(0.61)	(0.62)	(0.59)	(0.71)	(0.76)
Net Realized Gain	—	—	(0.06)	(0.50)	(0.26)
Total Distributions	(0.61)	(0.62)	(0.65)	(1.21)	(1.02)
Net Asset Value, End of Period	$10.13	$9.91	$9.78	$10.72	$10.99
Total Return(3)	8.75%	7.95%	(2.70)%	8.88%	12.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$502	$628	$1,111	$1,519	$326
Ratio of Expenses to Average Net Assets (8)	1.26%(4)	1.28%(4)(6)	1.35%(4)	1.35%(4)	1.26%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%(4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (8)	6.40%(4)	6.51%(4)(6)	6.25%(4)	6.14%(4)	6.90%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	73%	74%	62%	96%	227%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90%	1.83%	1.84%	2.52%	4.11%
Net Investment Income to Average Net Assets	5.76%	5.96%	5.76%	4.97%	4.05%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class L shares.

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.35% for Class L shares.

(7)	Amount is less than 0.005%.
68

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.89	$9.78	$10.39
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.59	0.57	0.24
Net Realized and Unrealized Gain (Loss)	0.20	0.12	(0.62)
Total from Investment Operations	0.79	0.69	(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.56)	(0.58)	(0.23)
Net Asset Value, End of Period	$10.12	$9.89	$9.78
Total Return(4)	8.24%	7.47%	(3.75)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,585	$2,908	$1,309
Ratio of Expenses to Average Net Assets (10)	1.76%(5)	1.77%(5)(6)	1.84%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.75%(5)	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (10)	5.90%(5)	6.00%(5)(6)	5.60%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	73%	74%	62%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.09%	2.12%	2.15%(9)
Net Investment Income to Average Net Assets	5.57%	5.65%	5.29%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.85% for Class C shares.

(7)	Amount is less than 0.005%.
(8)	Not Annualized.
(9)	Annualized.

69

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,			Period from March 28, 2014(2) to September 30, 2014
Selected Per Share Data and Ratios	2017	2016(1)	2015
Net Asset Value, Beginning of Period	$9.92	$9.79	$10.74	$10.98
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.69	0.67	0.69	0.37
Net Realized and Unrealized Gain (Loss)	0.21	0.14	(0.92)	(0.27)
Total from Investment Operations	0.90	0.81	(0.23)	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.67)	(0.68)	(0.66)	(0.34)
Net Realized Gain	—	—	(0.06)	—
Total Distributions	(0.67)	(0.68)	(0.72)	(0.34)
Net Asset Value, End of Period	$10.15	$9.92	$9.79	$10.74
Total Return(4)	9.43%	8.75%	(2.17)%	0.89%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$560	$13,789	$574	$10
Ratio of Expenses to Average Net Assets (10)	0.62%(5)	0.62%(5)(6)	0.72%(5)	0.72%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.62%(5)	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (10)	6.93%(5)	7.05%(5)(6)	6.75%(5)	6.66%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	73%	74%	62%	96%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	0.93%	1.57%	15.70%(9)
Net Investment Income (Loss) to Average Net Assets	6.56%	6.74%	5.90%	(8.32)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class IS shares. Prior to January 4, 2016, the maximum ratio was 0.72% for Class IS shares.

(7)	Amount is less than 0.005%.
(8)	Not Annualized.
(9)	Annualized.

70

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$8.12	$7.71	$7.81	$7.76	$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16	0.15	0.13	0.12	0.11
Net Realized and Unrealized Gain (Loss)	0.02	0.41	(0.12)	0.04	(0.03)
Total from Investment Operations	0.18	0.56	0.01	0.16	0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.15)	(0.11)	(0.11)	(0.12)
Net Asset Value, End of Period	$8.15	$8.12	$7.71	$7.81	$7.76
Total Return(3)	2.29%(4)	7.43%(5)	0.06%	2.06%	1.09%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,131	$98,603	$102,808	$119,059	$122,958
Ratio of Expenses to Average Net Assets (10)	0.30%(6)	0.36%(6)(8)	0.53%(6)	0.53%(6)	0.71%(6)(7)
Ratio of Net Investment Income to Average Net Assets (10)	1.92%(6)	1.97%(6)(8)	1.72%(6)	1.49%(6)	1.45%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	43%	66%	41%	60%	66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.53%	0.65%	0.63%	0.78%	0.72%
Net Investment Income to Average Net Assets	1.68%	1.68%	1.62%	1.24%	1.44%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 1.78%.

(5)

Performance was positively impacted by approximately 5.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.46%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.53% for Class I shares.
(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.30% for Class I shares. Prior to January 11, 2016, the maximum ratio was 0.53% for Class I shares.

(9)	Amount is less than 0.005%.

71

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$8.13	$7.72	$7.83	$7.77	$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14	0.14	0.11	0.09	0.09
Net Realized and Unrealized Gain (Loss)	0.03	0.40	(0.14)	0.05	(0.01)
Total from Investment Operations	0.17	0.54	(0.03)	0.14	0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.13)	(0.08)	(0.08)	(0.11)
Net Asset Value, End of Period	$8.17	$8.13	$7.72	$7.83	$7.77
Total Return(3)	2.15%(4)	7.15%(5)	(0.41)%	1.78%	0.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,157	$66,821	$1,761	$940	$749
Ratio of Expenses to Average Net Assets (10)	0.55%(6)	0.52%(6)(8)	0.88%(6)	0.88%(6)	0.97%(6)(7)
Ratio of Net Investment Income to Average Net Assets (10)	1.66%(6)	1.83%(6)(8)	1.40%(6)	1.14%(6)	1.15%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	43%	66%	41%	60%	66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.80%	0.80%	1.22%	1.10%	1.00%
Net Investment Income to Average Net Assets	1.41%	1.55%	1.06%	0.92%	1.12%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 1.65%.

(5)

Performance was positively impacted by approximately 5.94% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.21%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.88% for Class A shares.
(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.55% for Class A shares. Prior to January 11, 2016, the maximum ratio was 0.88% for Class A shares.

(9)	Amount is less than 0.005%.

72

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$8.11	$7.70	$7.80	$7.75	$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11	0.11	0.08	0.06	0.07
Net Realized and Unrealized Gain (Loss)	0.04	0.41	(0.13)	0.05	(0.03)
Total from Investment Operations	0.15	0.52	(0.05)	0.11	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.11)	(0.05)	(0.06)	(0.09)
Net Asset Value, End of Period	$8.15	$8.11	$7.70	$7.80	$7.75
Total Return(3)	1.90%(4)	6.79%(5)	(0.68)%	1.38%	0.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$410	$403	$439	$200	$95
Ratio of Expenses to Average Net Assets (10)	0.80%(6)	0.92%(6)(8)	1.23%(6)	1.23%(6)	1.24%(6)(7)
Ratio of Net Investment Income to Average Net Assets (10)	1.41%(6)	1.42%(6)(8)	1.05%(6)	0.79%(6)	0.85%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	43%	66%	41%	60%	66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%	1.83%	1.80%	3.48%	1.34%
Net Investment Income (Loss) to Average Net Assets	0.51%	0.51%	0.48%	(1.46)%	0.75%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 1.39%.

(5)

Performance was positively impacted by approximately 5.92% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.87%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class L shares.
(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class L shares. Prior to January 11, 2016, the maximum ratio was 1.23% for Class L shares.

(9)	Amount is less than 0.005%.

73

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$8.09	$7.69	$7.78
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.07	0.07	0.02
Net Realized and Unrealized Gain (Loss)	0.04	0.41	(0.09)
Total from Investment Operations	0.11	0.48	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.08)	(0.02)
Net Asset Value, End of Period	$8.13	$8.09	$7.69
Total Return(4)	1.34%(5)	6.24%(6)	(0.92)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52	$95	$71
Ratio of Expenses to Average Net Assets (12)	1.30%(7)	1.39%(7)(8)	1.63%(7)(11)
Ratio of Net Investment Income to Average Net Assets (12)	0.85%(7)	0.93%(7)(8)	0.73%(7)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)(11)
Portfolio Turnover Rate	43%	66%	41%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.92%	3.95%	6.73%(11)
Net Investment Loss to Average Net Assets	(2.77)%	(1.63)%	(4.37)%(11)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 0.84%.

(6)

Performance was positively impacted by approximately 5.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.47%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class C shares. Prior to January 11, 2016, the maximum ratio was 1.63% for Class C shares.

(9)	Amount is less than 0.005%.
(10)	Not annualized.
(11)	Annualized.

74

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2017	Period from January 11, 2016(2) to September 30, 2016(1)
Net Asset Value, Beginning of Period	$8.11	$7.65
Income from Investment Operations:
Net Investment Income(3)	0.16	0.17
Net Realized and Unrealized Gain	0.04	0.39
Total from Investment Operations	0.20	0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.10)
Net Asset Value, End of Period	$8.15	$8.11
Total Return(4)	2.46%(5)	7.42%(6)(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (11)	0.25%(7)	0.25%(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	1.96%(7)	2.20%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.00%(8)(10)
Portfolio Turnover Rate	43%	66%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	16.24%	17.12%(10)
Net Investment Loss to Average Net Assets	(14.03)%	(14.67)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.95%.

(6)

Performance was positively impacted by approximately 5.96% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.46%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

75

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class I
	Year Ended September 30,		Period from December 30, 2014(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.69	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.26	0.22	0.14
Net Realized and Unrealized Gain (Loss)	0.47	0.06	(0.28)
Total from Investment Operations	0.73	0.28	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.38)	(0.07)
Net Asset Value, End of Period	$10.21	$9.69	$9.79
Total Return(4)	7.64%	2.91%	(1.39)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$10	$10
Ratio of Expenses to Average Net Assets (8)	0.99%(5)	0.99%(5)	0.98%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	2.63%(5)	2.25%(5)	1.81%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.02%(7)
Portfolio Turnover Rate	64%	47%	39%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.19%	7.28%	17.80%(7)
Net Investment Loss to Average Net Assets	(17.57)%	(4.04)%	(15.01)%(7)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

76

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class A
	Year Ended September 30,		Period from December 30, 2014(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.69	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20	0.18	0.11
Net Realized and Unrealized Gain (Loss)	0.49	0.06	(0.27)
Total from Investment Operations	0.69	0.24	(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.34)	(0.05)
Net Asset Value, End of Period	$10.20	$9.69	$9.79
Total Return(4)	7.18%	2.51%	(1.56)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$40	$10
Ratio of Expenses to Average Net Assets (8)	1.33%(5)	1.34%(5)	1.33%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	2.08%(5)	1.86%(5)	1.46%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.02%(7)
Portfolio Turnover Rate	64%	47%	39%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.96%	6.73%	18.06%(7)
Net Investment Loss to Average Net Assets	(6.55)%	(3.53)%	(15.27)%(7)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

77

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.66	$9.76	$10.06
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13	0.11	0.05
Net Realized and Unrealized Gain (Loss)	0.49	0.06	(0.32)
Total from Investment Operations	0.62	0.17	(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.27)	(0.03)
Net Asset Value, End of Period	$10.17	$9.66	$9.76
Total Return(4)	6.46%	1.77%	(2.71)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22	$35	$10
Ratio of Expenses to Average Net Assets (9)	2.09%(5)	2.09%(5)	2.10%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	1.33%(5)	1.14%(5)	1.13%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%(6)(8)
Portfolio Turnover Rate	64%	47%	39%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.41%	28.93%	19.28%(8)
Net Investment Loss to Average Net Assets	(9.99)%	(25.70)%	(16.05)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

78

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class IS
	Year Ended September 30,		Period from December 30, 2014(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.69	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.27	0.23	0.14
Net Realized and Unrealized Gain (Loss)	0.48	0.05	(0.27)
Total from Investment Operations	0.75	0.28	(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.38)	(0.08)
Net Asset Value, End of Period	$10.22	$9.69	$9.79
Total Return(4)	7.80%	2.96%	(1.37)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,197	$9,669	$9,775
Ratio of Expenses to Average Net Assets (8)	0.94%(5)	0.94%(5)	0.93%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	2.68%(5)	2.35%(5)	1.88%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.02%(7)
Portfolio Turnover Rate	64%	47%	39%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.79%	3.45%	4.04%(7)
Net Investment Loss to Average Net Assets	(0.17)%	(0.16)%	(1.23)%(7)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

79

Morgan Stanley Prospectus  |  Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Effective May 1, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI and are subject to change.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•

Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•

Shares of funds purchased through the Merrill Edge Self-Directed platform

•

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•

(i) Current and retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (ii) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (iii) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees, as described in this Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•

Death or disability of the shareholder

•

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•

Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•

Shares acquired through a right of reinstatement

•

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

80

Morgan Stanley Prospectus  |  Appendix

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoints as described in this Prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

81

Where to Find Additional Information

In addition to this Prospectus, the Funds have a Statement of Additional Information, dated January 31, 2018 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Funds. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Trust publishes Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Trust (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804 Kansas City, MO 64121-9804

For Shareholder Inquiries,
 call toll-free 1-800-548-7786

Prices and Investment Results are available at www.morganstanley.com/im.

The Trust’s 1940 Act registration number is 811-03980

© 2018 Morgan Stanley.

IFTFIPRO 0118

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Prospectus  |  January 31, 2018

Share Class	Ticker Symbol
Class I	MPBAX
Class A	MBAAX
Class L	MSDLX
Class C	MSSOX
Class IS	MGPOX

The Securities and Exchange Commission (“SEC”) and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFTGLBSTRATPRO 0118

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Strategist Portfolio

Objective

The Global Strategist Portfolio (the “Fund”) seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 21 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class L	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[4]	0.40%	0.42%	0.46%	0.57%	1.72%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[6]	0.86%	1.13%	1.67%	2.03%	2.18%
	Class I	Class A	Class L	Class C	Class IS
Fee Waiver and/or Expense Reimbursement[6]	0.11%	0.05%	0.07%	0.18%	1.46%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[6]	0.75%	1.08%	1.60%	1.85%	0.72%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 77	$ 263	$ 466	$ 1,051
Class A	$ 629	$ 861	$ 1,110	$ 1,823
Class L	$ 163	$ 520	$ 901	$ 1,970
Class C	$ 288	$ 619	$ 1,077	$ 2,344
Class IS	$ 74	$ 541	$ 1,035	$ 2,398

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 77	$ 263	$ 466	$ 1,051
Class A	$ 629	$ 861	$ 1,110	$ 1,823
Class L	$ 163	$ 520	$ 901	$ 1,970
Class C	$ 188	$ 619	$ 1,077	$ 2,344
Class IS	$ 74	$ 541	$ 1,035	$ 2,398
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of the Subsidiary (as defined below). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s and Subsidiary’s most recent fiscal year.
5	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the average

1

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Strategist Portfolio (Con’t)

allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2017. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
6	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I, 1.09% for Class A, 1.59% for Class L, 1.84% for Class C and 0.71% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Fund’s allocations will be based upon the Adviser’s evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s quantitative models. The Adviser’s research process focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) technicals, such as investor flows and sentiment. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.

The Fund may invest a portion of its assets in below investment grade fixed income securities. The Fund may also invest in restricted and illiquid securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.

Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Strategist Portfolio (Con’t)

condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. Investing in emerging markets intensifies this risk, because lower quality fixed income securities are more volatile in price.

•

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Strategist Portfolio (Con’t)

While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•

Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and exchange-traded funds (“ETFs”), which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•

Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

•

Tax Risk. The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Strategist Portfolio (Con’t)

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	09/30/09	12.23%
Low Quarter	12/31/08	-12.60%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class I (commenced operations on 12/31/92)
Return Before Taxes	16.67%	6.66%	4.98%	7.46%
Return After Taxes on Distributions[1]	15.05%	5.31%	3.95%	5.68%
Return After Taxes on Distributions and Sale of Fund Shares	10.92%	4.86%	3.61%	5.40%
Class A (commenced operations on 11/1/96)
Return Before Taxes	10.18%	5.17%	4.11%	6.12%
Class L (commenced operations on 4/27/12)
Return Before Taxes	15.59%	5.76%	N/A	6.24%
Class C (commenced operations on 4/30/15)
Return Before Taxes	14.29%	N/A	N/A	3.64%
Class IS (commenced operations on 5/29/15)
Return Before Taxes	16.63%	N/A	N/A	5.45%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[2]	23.97%	10.80%	4.65%	7.89%[5]
	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Customized MSIM Global Allocation Index (reflects no deduction for fees, expenses or taxes)[3]	16.45%	6.22%	3.67%	6.71%[5]
Lipper Flexible Portfolio Funds Index (reflects no deduction for taxes)[4]	15.47%	7.77%	5.21%	6.99%[5]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. “Net dividends” reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. It is not possible to invest directly in an index.

(3)

The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broad-based measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofAML U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund’s secondary benchmark on October 2, 2013 and is provided for comparative purposes only. It is not possible to invest directly in an index.

(4)

The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Strategist Portfolio (Con’t)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Fund Managers. The Fund is managed by members of the Global Multi-Asset team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Cyril Moullé-Berteaux	Managing Director	August 2011
Mark A. Bavoso	Managing Director	January 2011

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the

Distributor may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Global Strategist Portfolio

Objective

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities and limited partnership interests. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non- U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Fund may invest a portion of its assets in below investment grade fixed income securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The Fund may also invest up to 10% of its total assets in other investment companies, including ETFs. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “Rule 144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Fund may also utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.

Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Process

The Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Fund’s allocations will be based upon the Adviser’s evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s quantitative models. The Adviser’s research process focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) technicals, such as investor flows and sentiment. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.

Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV, yield and total return. It is possible for an investor to lose money by investing in the Fund.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect particular issuers.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Global Strategist Portfolio (Con’t)

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Fund is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or Fund) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Global Strategist Portfolio (Con’t)

At various times, some asset classes will perform better or worse than others. There is a risk that the Fund could invest too much or too little in particular asset classes, which could adversely affect the Fund’s overall performance.

REITs pool investors’ funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Fund invests in REITs. The performance of the Fund’s REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. Thus, a rise in the general level of interest rates may cause the price of the Fund’s securities to fall substantially. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Any Fund investment in an investment company, including ETFs, is subject to the underlying risks of that investment company’s securities. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies. Certain ETFs utilize leverage which can magnify the gains or losses realized from their underlying investments.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.

The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings. Based on the principles underlying private

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Global Strategist Portfolio (Con’t)

letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Please see “Additional Information about the Fund’s Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities, limited partnership interests, other specialty securities having equity features and shares of investment companies. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a Fund of fixed income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A Fund with a lower average duration generally will experience less price volatility in response to changes in interest rates than a Fund with a higher average duration.

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage-Backed Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Fund may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some of the mortgage securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.

REITs

Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs require specialized management skills and the Fund indirectly bears management expenses along with the

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in foreign countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principle and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. The ongoing bailout program on behalf of Greece exacerbates these concerns. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Most recently, Argentina defaulted on certain sovereign debt securities, which, among other things, has restricted its ability to issue new debt and increases the risk of additional defaults on its other sovereign debt securities outstanding. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

cancellation of such third parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Foreign Currency

The Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is the clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Commodities

The Fund (primarily through the Subsidiary) may invest in instruments linked to the prices of physical commodities. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets and may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Commodity futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular

15

Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Suspensions or disruptions of trading in the commodities markets may adversely affect the value of securities providing exposure to the commodities markets.

Subsidiary Risk

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.

Tax Risk

The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not meet its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.

16

Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017.

Advisory Fees

For the fiscal year ended September 30, 2017, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.38% of the Fund’s average daily net assets. For purposes of calculating the fees for the Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser will receive certain fees for managing the Subsidiary’s assets and the Adviser will waive or credit such amounts against the fees payable to the Adviser by the Fund. This waiver may not be terminated by the Adviser and will remain in effect for as long as the Adviser’s contract with the Subsidiary is in place.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.74% for Class I, 1.09% for Class A, 1.59% for Class L, 1.84% for Class C and 0.71% for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement. Under the Subsidiary Investment Management Agreement, the Adviser provides the Subsidiary with the same type of investment advisory services as are provided to the Fund.

The Fund and the Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund (although the Subsidiary may invest without limitation in commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in the Fund’s SAI.

The consolidated financial statements of the Subsidiary are included in the Annual Report and Semi-Annual Report of the Fund provided to shareholders.

Portfolio Management

The Fund is managed by members of the Global Multi-Asset team. The team consists of portfolio managers and analysts.

Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Mark A. Bavoso and Cyril Moullé-Berteaux. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. Moullé-Berteaux has been associated with the Adviser in an investment management capacity since August 2011. Mr. Moullé-Berteaux was a founding partner and portfolio manager of Traxis Partners LP from March 2003 to July 2011. Team members collaborate to manage the assets of the Fund.

Additional Information

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

17

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders of the Fund may invest in additional Class L shares through reinvestment of dividends and distributions.

The Trust currently offers investors Class I, Class A, Class C and Class IS shares of the Fund. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A and Class C shares of the Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain other registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the minimum initial investment amount for a Class of shares of a Fund as a result of share redemptions, or you no longer meet one of the waiver criteria set forth above, as applicable, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Fund. The Trust has adopted a Shareholder Services Plan with respect to the Class A shares of the Fund and a Distribution and Shareholder Services Plan with respect to the Class L and Class C shares of the Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.50% of the average daily net assets of Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C

18

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

About Net Asset Value

The NAV of a Class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Fund. In making this calculation, the Fund values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Trust’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain Fund securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Fund Shares

You may buy or sell (redeem) shares of the Fund at the NAV next determined for the Class after receipt of your order in good order. The Trust determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when you will not be able to purchase or sell your shares.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at its current NAV every regular business day. The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

How To Purchase Fund Shares

You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Purchasing Shares Through a Financial Intermediary
 You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Intermediary’s related policies and procedures.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail
 You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Fund’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.

Initial Purchase by Wire
 You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111-2101
 ABA #011000028
 DDA #00575373
 Attn: Morgan Stanley Institutional Fund Trust
 Subscription Account
 Ref: (Fund Name, Account Number, Account Name)

Additional Investments
 You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”

20

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Sales Charges Applicable to Purchases of Class A Shares

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any CDSC paid on redemption) and will retain the full amount of such sales charge. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•

A single account (including an individual, a joint account, a trust or fiduciary account).

•

A family member account (limited to spouse, and children under the age of 21, but include trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•

An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•

An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•

Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•

Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•

Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•

Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•

Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees.

•

Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

•

Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Certain other registered open-end investment companies, whose shares are distributed by the Distributor.

•

Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser

•

The reinvestment of dividends in additional Fund shares.

•

The reinvestment of dividends from Class A shares of the Fund in additional Class A shares of the Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.

Combined Purchase Privilege
 You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios.

Right of Accumulation
 Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund, excluding the Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, held in Related Accounts as of the transaction date.

Notification
 You must notify your Financial Intermediary at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent
 The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi- Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund which you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Class A and Class C Conversion Features

A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of the Fund through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month or 12 month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting a Class of shares pursuant to these conversion features.

General

Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Trust may suspend the offering of shares, or any Class of shares, of any Fund or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

Redemptions by Letter
 Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone
 You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.

Systematic Withdrawal Plan
 If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
 The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•

Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

•

Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•

Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds
 The Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings or interfund lending to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Trust or Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of any Class of the Fund for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any Class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, as applicable). Class L shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Class C shares of other Funds of the Trust; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the Fund, will also be counted; however, if you sell shares of (i) such other Fund of the Trust; (ii) the Morgan Stanley Multi-Class Fund; or (iii) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Trust discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Trust’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Trust’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Trust’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund. Unless your investment in the Fund is through a tax deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

If certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed as ordinary income taxes.

If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

If you buy shares of the Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at the applicable rate on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income.

The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary or commodity index-linked structured notes. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of the Fund for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Trust at the toll-free number noted on the back cover to this Prospectus.

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)(2)	2015(2)	2014(2)	2013(2)
Net Asset Value, Beginning of Period	$15.79	$14.58	$16.99	$16.96	$15.22
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.30	0.28	0.28	0.34	0.35
Net Realized and Unrealized Gain (Loss)	1.57	0.95	(1.73)	1.15	1.44
Total from Investment Operations	1.87	1.23	(1.45)	1.49	1.79
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	—	(0.35)	(0.23)	(0.05)
Net Realized Gain	—	(0.02)	(0.61)	(1.23)	—
Total Distributions	(0.18)	(0.02)	(0.96)	(1.46)	(0.05)
Net Asset Value, End of Period	$17.48	$15.79	$14.58	$16.99	$16.96
Total Return(4)	11.98%	8.42%(5)	(8.87)%	9.37%	11.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,017	$74,158	$83,930	$72,952	$52,170
Ratio of Expenses to Average Net Assets(7)	0.72%(6)	0.68%(6)	0.73%(6)	0.72%(6)	0.69%(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	0.76%(6)
Ratio of Net Investment Income to Average Net Assets (7)	1.87%(6)	1.84%(6)	1.78%(6)	1.99%(6)	2.18%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.02%	0.01%
Portfolio Turnover Rate	176%	103%	98%	62%	107%
(7)Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.85%	0.81%	0.83%	0.83%	0.82%
Net Investment Income to Average Net Assets	1.74%	1.71%	1.68%	1.88%	2.05%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.05% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.05% lower had the custodian not reimbursed the Fund.

(2)	Not consolidated.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.21%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

29

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)(2)	2015(2)	2014(2)	2013(2)
Net Asset Value, Beginning of Period	$15.64	$14.50	$16.88	$16.88	$15.18
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.25	0.23	0.23	0.27	0.42
Net Realized and Unrealized Gain (Loss)	1.56	0.93	(1.71)	1.15	1.32
Total from Investment Operations	1.81	1.16	(1.48)	1.42	1.74
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	—	(0.29)	(0.19)	(0.04)
Net Realized Gain	—	(0.02)	(0.61)	(1.23)	—
Total Distributions	(0.13)	(0.02)	(0.90)	(1.42)	(0.04)
Net Asset Value, End of Period	$17.32	$15.64	$14.50	$16.88	$16.88
Total Return(4)	11.64%	7.98%(5)	(9.16)%	9.02%	11.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$247,483	$259,999	$287,438	$365,642	$373,559
Ratio of Expenses to Average Net Assets(8)	1.05%(6)	0.99%(6)	1.05%(6)	1.07%(6)	0.47%(6)(7)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.03%(6)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.52%(6)	1.56%(6)	1.44%(6)	1.64%(6)	2.60%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.02%	0.01%
Portfolio Turnover Rate	176%	103%	98%	62%	107%
(8)Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12%	1.11%	1.11%	1.14%	1.11%
Net Investment Income to Average Net Assets	1.45%	1.44%	1.38%	1.57%	1.96%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)	Not consolidated.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.27% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 7.71%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.99% for Class A shares.

30

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)(2)	2015(2)	2014(2)	2013(2)
Net Asset Value, Beginning of Period	$15.47	$14.41	$16.79	$16.78	$15.15
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.16	0.15	0.15	0.19	0.23
Net Realized and Unrealized Gain (Loss)	1.55	0.93	(1.72)	1.15	1.42
Total from Investment Operations	1.71	1.08	(1.57)	1.34	1.65
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	—	(0.20)	(0.10)	(0.02)
Net Realized Gain	—	(0.02)	(0.61)	(1.23)	—
Total Distributions	(0.03)	(0.02)	(0.81)	(1.33)	(0.02)
Net Asset Value, End of Period	$17.15	$15.47	$14.41	$16.79	$16.78
Total Return(4)	11.07%	7.47%(5)	(9.66)%	8.49%	10.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,605	$23,051	$24,544	$28,032	$29,025
Ratio of Expenses to Average Net Assets(8)	1.57%(6)	1.52%(6)	1.58%(6)	1.57%(6)	1.42%(6)(7)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.49%(6)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.00%(6)	1.03%(6)	0.93%(6)	1.14%(6)	1.44%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.02%	0.01%
Portfolio Turnover Rate	176%	103%	98%	62%	107%
(8)Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.66%	1.64%	1.69%	1.70%	1.54%
Net Investment Income to Average Net Assets	0.91%	0.91%	0.82%	1.01%	1.32%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.06% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.06% lower had the custodian not reimbursed the Fund.

(2)	Not consolidated.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 7.27%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.59% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.49% for Class L shares.

31

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015(3)
Selected Per Share Data and Ratios	2017	2016(1)(3)
Net Asset Value, Beginning of Period	$15.42	$14.41	$16.03
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.11	0.10	0.03
Net Realized and Unrealized Gain (Loss)	1.55	0.93	(1.65)
Total from Investment Operations	1.66	1.03	(1.62)
Distributions from and/or in Excess of:
Net Realized Gain	—	(0.02)	—
Net Asset Value, End of Period	$17.08	$15.42	$14.41
Total Return(5)	10.77%	7.13%(6)	(10.11)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,386	$1,613	$1,363
Ratio of Expenses to Average Net Assets(10)	1.82%(7)	1.81%(7)	1.83%(7)(9)
Ratio of Net Investment Income to Average Net Assets (10)	0.72%(7)	0.71%(7)	0.54%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%(9)
Portfolio Turnover Rate	176%	103%	98%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02%	1.94%	2.28%(9)
Net Investment Income to Average Net Assets	0.52%	0.58%	0.09%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.02% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.02% lower had the custodian not reimbursed the Fund.

(2)	Commencement of Offering.
(3)	Not consolidated.
(4)	Per share amount is based on average shares outstanding.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 6.92%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Not annualized.
(9)	Annualized.

32

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Global Strategist Portfolio

	Class IS
	Year Ended September 30,		Period from May 29, 2015(2) to September 30, 2015(3)
Selected Per Share Data and Ratios	2017	2016(1)(3)
Net Asset Value, Beginning of Period	$15.79	$14.59	$15.97
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.31	0.26	0.09
Net Realized and Unrealized Gain (Loss)	1.57	0.96	(1.47)
Total from Investment Operations	1.88	1.22	(1.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	—	—
Net Realized Gain	—	(0.02)	—
Total Distributions	(0.18)	(0.02)	—
Net Asset Value, End of Period	$17.49	$15.79	$14.59
Total Return(5)	12.08%	8.42%(6)	(8.70)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$137	$143	$9
Ratio of Expenses to Average Net Assets(11)	0.69%(7)	0.70%(7)	0.71%(7)(10)
Ratio of Net Investment Income to Average Net Assets(11)	1.88%(7)	1.68%(7)	1.66%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.00%(8)(10)
Portfolio Turnover Rate	176%	103%	98%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.17%	5.44%	16.27%(10)
Net Investment Income (Loss) to Average Net Assets	0.40%	(3.06)%	(13.90)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Not consolidated.
(4)	Per share amount is based on average shares outstanding.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

Performance was positively impacted by approximately 0.35% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 8.07%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

33

Morgan Stanley Prospectus  |  Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Effective May 1, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI and are subject to change.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•

Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•

Shares of funds purchased through the Merrill Edge Self-Directed platform

•

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•

(i) Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (ii) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (iii) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees, as described in this Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•

Death or disability of the shareholder

•

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•

Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•

Shares acquired through a right of reinstatement

•

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

34

Morgan Stanley Prospectus  |  Appendix

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoints as described in this Prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

35

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Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated January 31, 2018 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Trust publishes Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising of Fund, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Trust (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804
 Kansas City, MO 64121-9804

For Shareholder Inquiries,
 call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Trust’s 1940 Act registration number is 811-03980.

© 2018 Morgan Stanley.

IFTGLBSTRATPRO 0118

Morgan Stanley Institutional Fund Trust

Global Multi-Asset Income Portfolio

Prospectus  |  January 31, 2018

Share Class	Ticker Symbol
Class I	MSGMX
Class A	MSGOX
Class C	MSGYX
Class IS	MSMUX

The Securities and Exchange Commission (“SEC”) and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFTGMAIPRO 0118

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Multi-Asset Income Portfolio

Objective

The Global Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to maximize current income and to seek capital appreciation over time.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 23 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee[3]	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[4]	27.48%	7.22%	24.81%	4.05%
Acquired Fund Fees and Expenses[5]	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses[6]	28.20%	8.19%	26.53%	4.77%
Fee Waiver and/or Expense Reimbursement[6]	27.18%	6.82%	24.41%	3.80%
	Class I	Class A	Class C	Class IS
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[6]	1.02%	1.37%	2.12%	0.97%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 104	$ 4,687	$ 7,390	$ 10,239
Class A	$ 657	$ 2,215	$ 3,674	$ 6,935
Class C	$ 315	$ 4,562	$ 7,238	$ 10,251
Class IS	$ 99	$ 1,094	$ 2,093	$ 4,611

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 104	$ 4,687	$ 7,390	$ 10,239
Class A	$ 657	$ 2,215	$ 3,674	$ 6,935
Class C	$ 215	$ 4,562	$ 7,238	$ 10,251
Class IS	$ 99	$ 1,094	$ 2,093	$ 4,611
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of the Subsidiary (as defined below). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s and Subsidiary’s most recent fiscal year.
5	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2017. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect

1

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Multi-Asset Income Portfolio (Con’t)

the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
6	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I, 1.30% for Class A, 2.05% for Class C and 0.90% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 218% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers and by utilizing an option writing strategy to enhance current income. The Adviser will seek to generate income through (1) a global multi-asset core portfolio, (2) high yielding investments and (3) an option writing strategy. The amount of the Fund’s assets committed to any investment category will fluctuate and, as a result, at any given time the Fund’s assets may be invested in certain categories and not others.

In selecting individual securities for the Fund, the Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency selection. The Fund’s allocations will be based upon the Adviser’s evaluations and analyses, taking into account its fundamental investment research, primarily driven by quantitative macroeconomic and market data. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be denominated in U.S. dollars or in currencies other than U.S. dollars.

A portion of the Fund’s investments will normally be allocated to higher yielding investments, which, based upon the Adviser’s analysis, have the potential to generate premium yield to the equity market yield. This portion of the Fund’s portfolio may include, but is not limited to, high quality, dividend paying stocks, investment grade and below investment grade fixed income securities, foreign and emerging markets debt, convertible securities, limited partnership interests and real estate investment trusts (“REITs”).

In executing the option writing strategy of the Fund, the Adviser will write (i.e., sell) call options and/or put options on equity securities in the Fund’s portfolio (i.e., covered) and on broad based equity indices, exchange-traded funds (“ETFs”) and/or baskets of securities in an attempt to generate current income from option premiums as a means of enhancing distributions paid to shareholders. Options written by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter (“OTC”). Under normal market conditions, the Adviser expects to write call options and put options in an amount up to 40% and 20%, respectively, of the value of the Fund’s total assets.

The Fund may invest a portion of its assets in repurchase agreements and fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser to be of equivalent quality.

The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as bank. The Fund may also invest in restricted and illiquid securities.

In addition to the option writing strategy discussed above, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.

Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Multi-Asset Income Portfolio (Con’t)

may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security. Investing in emerging markets intensifies this risk, because lower quality fixed income securities are more volatile in price.

•

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Multi-Asset Income Portfolio (Con’t)

financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counter-party to make payments or otherwise comply with the terms of the contract.

•

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Option Writing Strategy. Writing call options involves the risk that the Fund may be required to sell the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or below the market price of such underlying security or instrument, at the time the option is exercised. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or instrument covering the option above the sum of the premium and the exercise price, but retains the risk of loss should the price of the underlying security or instrument decline. Additionally, the Fund’s call option writing strategy may not fully protect it against declines in the value of the market.

During periods in which equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying security or instrument over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying security or instrument over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without such an options writing strategy.

Writing put options involves the risk that the Fund may be required to buy the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or above the market price of such underlying security or instrument, at the time the option is exercised. While the Fund’s potential gain in writing a put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security or instrument, offset only by the amount of the premium received. The Fund will also incur a form of economic leverage through its use of call and put options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund.

During periods in which equity markets are generally unchanged or rising, or in a modestly falling market where the income from premium exceeds the aggregate depreciation of the underlying security or instrument below its exercise price, a diversified portfolio receiving premiums from its put option writing strategy may outperform the same portfolio without such an options strategy. However, in declining markets where the aggregate depreciation of the underlying security or instrument below its exercise price exceeds the income from premiums, a portfolio with a put writing strategy could significantly under-perform the same portfolio without the options writing strategy.

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the seller of an uncovered call option, the Fund bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The seller of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

•

Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Multi-Asset Income Portfolio (Con’t)

(the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•

Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

•

Tax Risk. The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance for one year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted).The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Multi-Asset Income Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	03/31/16	3.90%
Low Quarter	12/31/16	-3.72%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2017)

	Past One Year	Since Inception
Class I (commenced operations on 4/30/15)
Return Before Taxes	11.47%	3.23%
Returns After Taxes on Distributions[1]	11.22%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	2.29%
Class A (commenced operations on 4/30/15)
Return Before Taxes	5.40%	0.87%
Class C (commenced operations on 5/8/15)
Return Before Taxes	9.34%	2.11%
Class IS (commenced operations on 4/30/15)
Return Before Taxes	11.64%	3.32%
Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)[2]	7.39%	2.61%[5]
Customized MSIM Global Allocation Income Index (reflects no deduction for fees, expenses or taxes)[3]	13.05%	4.99%[5]
Lipper Flexible Portfolio Funds Index (reflects no deduction for taxes)[4]	15.47%	6.21%[5]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. It is not possible to invest directly in an index.

(3)

The Customized MSIM Global Allocation Income Index is comprised of 30% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 50% Bloomberg Barclays Global Aggregate Bond Index (benchmark that provides a broad-based measure of the global investment grade fixed-rate debt markets), 5% Dow Jones Brookfield Global Infrastructure Index (benchmark that measures the stock performance of companies that exhibit strong infrastructure characteristics), 5% FTSE EPRA/NAREIT Developed Index (benchmark that is designed to reflect stock performance of companies engaged in North American, European and Asian real estate markets), 5% Bloomberg Barclays Global High Yield Index (benchmark that is a multi-currency flagship measure of global high yield debt market), 5% JP Morgan EMBI Global Index (benchmark that tracks returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities). It is not possible to invest directly in an index.

(4)

The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Global Multi-Asset team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Cyril Moullé-Berteaux	Managing Director	April 2015
Mark A. Bavoso	Managing Director	April 2015
Sergei Parmenov	Managing Director	April 2015

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Global Multi-Asset Income Portfolio (Con’t)

the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548- 7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Global Multi-Asset Income Portfolio

Objective

The Global Multi-Asset Income Portfolio’s investment objective is to maximize current income and to seek capital appreciation over time.

Approach

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers and by utilizing an option writing strategy to enhance current distributions. The Adviser will seek to generate income through (1) a global multi-asset core portfolio, (2) high yielding investments and (3) an option writing strategy. The amount of the Fund’s assets committed to any investment category will fluctuate and, as a result, at any given time the Fund’s assets may be invested in certain categories and not others.

A portion of the Fund’s investments will normally be allocated to higher yielding investments, which, based upon the Adviser’s analysis, have the potential to generate premium yield to the equity market yield. This portion of the Fund’s portfolio may include, but is not limited to, high quality, dividend paying stocks, investment grade and below investment grade fixed income securities, foreign and emerging markets debt, convertible securities, limited partnership interests and REITs.

In executing the option writing strategy of the Fund, the Adviser will write (i.e., sell) call options and/or put options on equity securities in the Fund’s portfolio (i.e., covered) and on broad based equity indices, ETFs and/or baskets of securities in an attempt to generate current income from option premiums as a means of enhancing distributions paid to shareholders. Options written by the Fund may be traded on either U.S. or foreign exchanges or OTC. Under normal market conditions, the Adviser expects to write call options and put options in an amount up to 40% and 20%, respectively, of the value of the Fund’s total assets.

As the writer of a call option, the Fund receives the premium from the purchaser of the option. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying security or instrument and the exercise price of the option. If the option expires without being exercised, the Fund is not required to deliver the underlying security or instrument (or settle in cash an amount of equal value), but retains the premium received.

As the writer of a put option, the Fund receives the premium from the purchaser of the option. The Fund has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security or instrument (or settle in cash an amount of equal value). If the option expires without being exercised, the Fund is not required to receive the underlying security or instrument in exchange for the exercise price and retains the option premium.

The Fund may invest a portion of its assets in repurchase agreements and fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or, if unrated, considered by the Adviser to be of equivalent quality.

The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The Fund may also invest in restricted and illiquid securities.

In addition to the option writing strategies discussed above, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.

Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Global Multi-Asset Income Portfolio (Con’t)

Process

In selecting individual securities for the Fund, the Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency selection. The Fund’s allocations will be based upon the Adviser’s evaluations and analyses, taking into account its fundamental investment research, primarily driven by quantitative macroeconomic and market data. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be denominated in U.S. dollars or in currencies other than U.S. dollars.

In implementing the Fund’s option writing strategy, the Adviser will generally seek to write put and/or call options on equity securities in the Fund’s portfolio (i.e., covered) and on broad based equity indices, ETFs and/or baskets of securities in an attempt to generate current income from option premiums as a means of enhancing distributions paid to shareholders. The Adviser will write individual options based on its investment views on an index, the income generating potential for the option and the liquidity of the option.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV, yield and total return. It is possible for an investor to lose money by investing in the Fund.

In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

The Fund is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Fund’s investments in high yield securities (commonly referred to as “junk bonds”) expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Global Multi-Asset Income Portfolio (Con’t)

higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. Further, mortgage-backed securities may cause the portfolio turnover rate to appear higher.

REITs pool investors’ funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Fund invests in REITs. The performance of the Fund’s REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. Thus, a rise in the general level of interest rates may cause the price of the Fund’s securities to fall substantially. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

There are several risks associated with transactions in options on an underlying security or instrument used in connection with the Fund’s option writing strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Writing call options involves the risk that the Fund may be required to sell the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or below the market price of such underlying security or instrument, at the time the option is exercised. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or instrument covering the option above the sum of the premium and the

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Global Multi-Asset Income Portfolio (Con’t)

exercise price but retains the risk of loss should the price of the underlying security or instrument decline. Additionally, the Fund’s call option writing strategy may not fully protect it against declines in the value of the market.

During periods in which equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying security or instrument over its exercise price, a diversified Fund receiving premiums from its call option writing strategy may outperform the same Fund without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying security or instrument over its exercise price exceeds the income from premiums, a Fund with a call writing strategy could significantly underperform the same Fund without such an options writing strategy.

Writing put options involves the risk that the Fund may be required to buy the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or above the market price of such underlying security or instrument, at the time the option is exercised. While the Fund’s potential gain in writing a put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risks of loss is equal to the entire value of the underlying security or instrument, offset only by the amount of the premium received. The Fund will also incur a form of economic leverage through its use of call and put options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund.

During periods in which equity markets are generally unchanged or rising, or in a modestly falling market where the income from premium exceeds the aggregate depreciation of the underlying security or instrument below its exercise price, a diversified portfolio receiving premiums from its put option writing strategy may outperform the same portfolio without such an options strategy. However, in declining markets where the aggregate depreciation of the underlying security or instrument below its exercise price exceeds the income from premiums, a portfolio with a put writing strategy could significantly underperform the same portfolio without such an options writing strategy.

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the seller of an uncovered call option, the Fund bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The seller of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option writing strategy. There can be no assurance that a liquid market will exist when the Fund seeks to enter or close out an option position. The value of the options may be adversely affected if the market for the options becomes less liquid or smaller. If the Fund were unable to close out a covered call option that it had written on a security or instrument, it would not be able to sell the underlying security or instrument unless the option expired without exercise. In addition, the premiums the Fund receives for writing options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of an underlying security or instrument.

The use of options will also increase the Fund’s transaction costs. Options written by the Fund may be traded on either U.S. or foreign exchanges or OTC. Foreign and OTC options may present greater possibility of loss due to potential illiquidity and credit risks.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.

The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would

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require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Please see “Additional Information about the Fund’s Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities, equity-linked securities, REITs, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage-Backed Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Fund may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some of the mortgage securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.

REITs

Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs require specialized management skills and the Fund indirectly bears management expenses along with the

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in foreign countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principle and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. The ongoing bailout program on behalf of Greece exacerbates these concerns. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Most recently, Argentina defaulted on certain sovereign debt securities, which, among other things, has restricted its ability to issue new debt and increases the risk of additional defaults on its other sovereign debt securities outstanding. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Foreign Currency

The Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Derivatives

In addition to the option writing strategy discussed above, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and

16

Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is the clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Commodities

The Fund (primarily through the Subsidiary) may invest in instruments linked to the prices of physical commodities. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets and may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Commodity futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Suspensions or disruptions of trading in the commodities markets may adversely affect the value of securities providing exposure to the commodities markets.

Subsidiary Risk

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not

17

Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)
subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.

Tax Risk

The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Investment Discretion

In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not meet its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.

18

Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended September 30, 2017.

Advisory Fees

For the fiscal year ended September 30, 2017, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.00% of the Fund’s average daily net assets. For purposes of calculating the fees for the Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser will receive certain fees for managing the Subsidiary’s assets and the Adviser will waive or credit such amounts against the fees payable to the Adviser by the Fund. This waiver may not be terminated by the Adviser and will remain in effect for as long as the Adviser’s contract with the Subsidiary is in place.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.95% for Class I, 1.30% for Class A, 2.05% for Class C and 0.90% for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement. Under the Subsidiary Investment Management Agreement, the Adviser provides the Subsidiary with the same type of investment advisory services as are provided to the Fund.

The Fund and the Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund (although the Subsidiary may invest without limitation in commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in the Fund’s SAI.

The consolidated financial statements of the Subsidiary are included in the Annual Report and Semi-Annual Report of the Fund provided to shareholders.

Portfolio Management

The Fund is managed by members of the Global Multi-Asset team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Cyril Moullé-Berteaux, Sergei Parmenov and Mark A. Bavoso. Mr. Moullé-Berteaux has been associated with the Adviser in an investment management capacity since August 2011. Mr. Moullé-Berteaux was a founding partner and portfolio Manager of Traxis Partners LP from March 2003 to July 2011. Mr. Parmenov has been associated with the Adviser in an investment management capacity since August 2011. In addition, Mr. Parmenov has been associated with Lyncean Capital Management in an investment management capacity since January 2009. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1988, with a focus on multi-asset portfolios throughout this period.

Team members collaborate to manage the assets of the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management (Con’t)

Additional Information

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Trust currently offers investors Class I, Class A, Class C and Class IS shares of the Fund. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A and Class C shares of the Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the minimum initial investment amount for a Class of shares of the Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, as applicable, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Fund. The Trust has adopted a Shareholder Services Plan with respect to the Class A shares of the Fund and a Distribution and Shareholder Services Plan with respect to the Class C shares of the Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.75% of the average daily net assets of Class C shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares. Such fees relate solely to the Class A and Class C shares and will reduce the net investment income and total return of the Class A and Class C shares, respectively. Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

About Net Asset Value

The NAV of a Class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Fund. In making this calculation, the Fund values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Trust’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain Fund securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Fund Shares

You may buy or sell (redeem) shares of the Fund at the NAV next determined for the Class after receipt of your order in good order. The Trust determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when you will not be able to purchase or sell your shares.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at its current NAV every regular business day. The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

How To Purchase Fund Shares

You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary
 You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial

22

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Intermediary’s related policies and procedures.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail
 You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Fund’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.

Initial Purchase by Wire
 You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111-2101
 ABA #011000028
 DDA #00575373
 Attn: Morgan Stanley Institutional Fund Trust
 Subscription Account
 Ref: (Fund Name, Account Number, Account Name)

Additional Investments
 You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”

Sales Charges Applicable to Purchases of Class A Shares

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any CDSC paid on redemption) and will retain the full amount of such sales charge. As shown below, the sales charge is reduced for purchases of $25,000 and over.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•

A single account (including an individual, a joint account, a trust or fiduciary account).

•

A family member account (limited to spouse, and children under the age of 21, but include trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•

An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•

An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•

Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•

Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•

Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•

Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•

Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees.

•

Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Certain other registered open-end investment companies, whose shares are distributed by the Distributor.

•

Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser

•

The reinvestment of dividends in additional Fund shares.

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•

The reinvestment of dividends from Class A shares of the Fund in additional Class A shares of the Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.

Combined Purchase Privilege
 You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios.

Right of Accumulation
 Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund, excluding the Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, held in Related Accounts as of the transaction date.

Notification
 You must notify your Financial Intermediary at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent
 The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi- Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund which you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Class A and Class C Conversion Features

A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of the

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Fund through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month or 12 month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting a Class of shares pursuant to these conversion features.

General

Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Trust may suspend the offering of shares, or any Class of shares, of any Fund or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

Redemptions by Letter
 Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

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(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone
 You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.

Systematic Withdrawal Plan
 If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
 The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•

Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

•

Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•

Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

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Redemption Proceeds
 The Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings or interfund lending to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Trust or Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of any Class of the Fund for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any Class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, as applicable). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other Funds of the Trust; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the Fund, will also be counted; however, if you sell shares of (i) such other Fund of the Trust; (ii) the Morgan Stanley Multi-Class Fund; or (iii) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are

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investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Trust discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Trust’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Trust’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Trust’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund. Unless your investment in the Fund is through a tax deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend

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distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

If certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed as ordinary income taxes.

If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

If you buy shares of the Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at the applicable rate on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income.

The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary or commodity index-linked structured notes. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect

30

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

31

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class C and Class IS shares of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Trust at the toll-free number noted on the back cover to this Prospectus.

	Class I
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015(3)
Selected Per Share Data and Ratios	2017	2016(1)(3)
Net Asset Value, Beginning of Period	$9.90	$9.33	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.19	0.15	0.07
Net Realized and Unrealized Gain (Loss)	0.32	0.62	(0.71)
Total from Investment Operations	0.51	0.77	(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.20)	(0.03)
Net Asset Value, End of Period	$10.25	$9.90	$9.33
Total Return(5)	5.24%	8.39%	(6.42)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$10	$9
Ratio of Expenses to Average Net Assets(9)	0.93%(6)	0.92%(6)	0.93%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.92%(6)	1.62%(6)	1.72%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.03%	0.01%(8)
Portfolio Turnover Rate	218%	236%	139%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	28.13%	6.73%	20.20%(8)
Net Investment Loss to Average Net Assets	(25.28)%	(4.19)%	(17.55)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Not consolidated.
(4)	Per share amount is based on average shares outstanding.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Not annualized.
(8)	Annualized.

32

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Global Multi-Asset Income Portfolio

	Class A
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015(3)
Selected Per Share Data and Ratios	2017	2016(1)(3)
Net Asset Value, Beginning of Period	$9.88	$9.32	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.16	0.12	0.04
Net Realized and Unrealized Gain (Loss)	0.32	0.61	(0.69)
Total from Investment Operations	0.48	0.73	(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.17)	(0.03)
Net Asset Value, End of Period	$10.23	$9.88	$9.32
Total Return(5)	4.89%	8.10%	(6.64)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$77	$73	$44
Ratio of Expenses to Average Net Assets(9)	1.27%(6)	1.26%(6)	1.27%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.59%(6)	1.27%(6)	1.02%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%	0.04%	0.01%(8)
Portfolio Turnover Rate	218%	236%	139%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.12%	4.74%	12.75%(8)
Net Investment Loss to Average Net Assets	(5.26)%	(2.21)%	(10.46)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Not consolidated.
(4)	Per share amount is based on average shares outstanding.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Not Annualized.
(8)	Annualized.

33

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Global Multi-Asset Income Portfolio

	Class C
	Year Ended September 30,		Period from May 8, 2015(2) to September 30, 2015(3)
Selected Per Share Data and Ratios	2017	2016(1)(3)
Net Asset Value, Beginning of Period	$9.84	$9.30	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.08	0.04	0.02
Net Realized and Unrealized Gain (Loss)	0.33	0.61	(0.71)
Total from Investment Operations	0.41	0.65	(0.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.11)	(0.01)
Net Asset Value, End of Period	$10.19	$9.84	$9.30
Total Return(5)	4.21%	7.11%	(6.86)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$10	$9
Ratio of Expenses to Average Net Assets(9)	2.03%(6)	2.02%(6)	2.03%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.80%(6)	0.41%(6)	0.56%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.03%	0.01%(8)
Portfolio Turnover Rate	218%	236%	139%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.46%	14.16%	21.28%(8)
Net Investment Loss to Average Net Assets	(23.63)%	(11.73)%	(18.68)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Not consolidated.
(4)	Per share amount is based on average shares outstanding.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Not Annualized.
(8)	Annualized.

34

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Global Multi-Asset Income Portfolio

	Class IS
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015(3)
Selected Per Share Data and Ratios	2017	2016(1)(3)
Net Asset Value, Beginning of Period	$9.90	$9.33	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.20	0.16	0.07
Net Realized and Unrealized Gain (Loss)	0.32	0.61	(0.71)
Total from Investment Operations	0.52	0.77	(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.20)	(0.03)
Net Asset Value, End of Period	$10.26	$9.90	$9.33
Total Return(5)	5.40%	8.44%	(6.41)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,354	$14,820	$13,969
Ratio of Expenses to Average Net Assets(9)	0.87%(6)	0.86%(6)	0.87%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	2.00%(6)	1.68%(6)	1.76%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%	0.04%	0.01%(8)
Portfolio Turnover Rate	218%	236%	139%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.70%	3.99%	5.97%(8)
Net Investment Loss to Average Net Assets	(1.83)%	(1.45)%	(3.34)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Not consolidated.
(4)	Per share amount is based on average shares outstanding.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Not Annualized.
(8)	Annualized.

35

Morgan Stanley Prospectus  |  Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Effective May 1, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI and are subject to change.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•

Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•

Shares of funds purchased through the Merrill Edge Self-Directed platform

•

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•

(i) Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (ii) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (iii) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees, as described in this Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•

Death or disability of the shareholder

•

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•

Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•

Shares acquired through a right of reinstatement

•

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

36

Morgan Stanley Prospectus  |  Appendix

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoints as described in this Prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

37

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated January 31, 2018 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Trust publishes Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising the Fund, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Trust (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804
 Kansas City, MO 64121-9804

For Shareholder Inquiries,
 call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Trust’s 1940 Act registration number is 811-03980.

© 2018 Morgan Stanley.

IFTGMAIPRO 0118

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Prospectus  |  January 31, 2018

Share Class	Ticker Symbol
Class IR	MULSX
Institutional Class	MUIIX
Class A	MUAIX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFTUSIPRO 0118

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Ultra-Short Income Portfolio

Objective

The Ultra-Short Income Portfolio (the “Fund”) seeks current income with capital preservation while maintaining liquidity.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class IR	Institutional Class	Class A
Advisory Fee	0.20%	0.20%	0.20%
Shareholder Service or 12b-1 Fee	None	0.05%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses[1]	0.30%	0.35%	0.55%
Fee Waiver and/or Expense Reimbursement[1]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.25%	0.30%	0.50%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 26	$ 91	$ 164	$ 376
Institutional Class	$ 31	$ 107	$ 191	$ 438
Class A	$ 51	$ 171	$ 302	$ 684

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 26	$ 91	$ 164	$ 376
Institutional Class	$ 31	$ 107	$ 191	$ 438
Class A	$ 51	$ 171	$ 302	$ 684
1	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR, 0.30% for Institutional Class and 0.55% for Class A. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial issuers and non-financial issuers. The Fund also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund’s money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.

Pursuant to a fundamental policy adopted by the Fund, the Fund invests, under normal circumstances, at least 25% of its total assets in securities issued by companies in the financial services industry, including banks, broker-dealers and insurance companies.

Securities purchased by the Fund (or the issuers of such securities) will carry a rating in the highest two rating categories, A-2, P-2 or F2 or better by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings, Inc. (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, considered by the Adviser to be of equivalent quality. The Fund may invest up to 5% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody’s or Fitch, respectively, and no more than 1% of its assets will be invested in an individual security or issuer with such rating. In the case of a security that is rated differently by these three rating agencies, where two rating agencies rate the security in the highest rating category and the third rating agency rates the security in the second highest rating category, the security will be treated as rated in the highest rating category. In the case of a security that is differently rated by only two of these rating agencies, the security will be treated as rated in the lower rating category.

Under normal circumstances, the Fund intends to maintain a maximum weighted average maturity of 90 days or less and a maximum weighted average life of 180 days or less.

1

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Ultra-Short Income Portfolio (Con’t)

The Fund is not a money market fund and does not seek to maintain a stable net asset value per share (“NAV”).

The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is monitored separately as are the various diversification requirements. The Adviser manages the Fund’s assets in an attempt to reduce credit and interest rate risks.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates.

•

Financial Services. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.

•

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•

Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•

Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

•

Foreign Money Market Securities. Investing in money market securities of foreign issuers involves some additional risks, including the possibility of adverse political, economic or other developments affecting the issuers of these securities.

•

Municipal Obligations. Because the Fund invests in municipal obligations issued by state and local governments and their agencies, the Fund may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations. To the extent that the Fund invests in municipal obligations of issuers in the same economic sector, it could be more sensitive to economic, business or political developments which affect such sector.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class shares’ performance for one year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Ultra-Short Income Portfolio (Con’t)

www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	12/31/17	0.34%
Low Quarter	06/30/17	0.27%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past One Year	Since Inception
Institutional Class (commenced operations on 4/28/2016)
Return Before Taxes	1.26%	1.01%
Return After Taxes on Distributions[1]	0.76%	0.60%
Return After Taxes on Distributions and Sale of Fund Shares	0.71%	0.58%
Class A (commenced operations on 4/28/2016)
Return Before Taxes	0.96%	0.74%
Class IR (commenced operations on 4/28/2016)
Return Before Taxes	1.21%	1.06%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)[2]	0.86%	0.65%[4]
Lipper Ultra Short Obligations Funds Index (reflects no deduction for taxes)[3]	1.33%	1.42%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. It is not possible to invest directly in an index.

(3)

The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of the Fund.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Institutional Class shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Global Liquidity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Jonas Kolk	Managing Director	Since Inception
Michael Cha	Executive Director	Since Inception
David Schoenfeld	Executive Director	January 2018

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Institutional Class shares and $1,000 for Class A shares of the Fund. To purchase Class IR shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-888-378-1630) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. For more information, please refer to the sections of this Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of

3

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Ultra-Short Income Portfolio (Con’t)

Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

4

Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Ultra-Short Income Portfolio

Objective

The Ultra-Short Income Portfolio seeks current income with capital preservation while maintaining liquidity.

The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Fund invests primarily in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial issuers and non-financial issuers. The Fund also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund’s money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.

Pursuant to a fundamental policy adopted by the Fund, the Fund invests, under normal circumstances, at least 25% of its total assets in securities issued by companies in the financial services industry, including banks, broker-dealers and insurance companies.

Securities purchased by the Fund (or the issuers of such securities) will carry a rating in the highest two rating categories, A-2, P-2 or F2 or better by S&P, Moody’s or Fitch, respectively, or the equivalent by another NRSRO, or if unrated, considered by the Adviser to be of equivalent quality. The Fund may invest up to 5% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody’s or Fitch, respectively, and no more than 1% of its assets will be invested in an individual security or issuer with such rating. In the case of a security that is rated differently by these three rating agencies, where two rating agencies rate the security in the highest rating category and the third rating agency rates the security in the second highest rating category, the security will be treated as rated in the highest rating category. In the case of a security that is differently rated by only two of these rating agencies, the security will be treated as rated in the lower rating category.

Under normal circumstances, the Fund intends to maintain a maximum weighted average maturity of 90 days or less and a maximum weighted average life of 180 days or less.

The Fund is not a money market fund and does not seek to maintain a stable NAV.

Process

The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is monitored separately as are the various diversification requirements. The Adviser manages the Fund’s assets in an attempt to reduce credit and interest rate risks.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the U.S. and other

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Fund

Ultra-Short Income Portfolio (Con’t)

countries that are changing many aspects of financial regulation, which can increase costs for new services or products. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the industry as a whole may not be fully known for some time. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies. Economic downturns, credit losses and severe price competition, among other things, can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates, monetary policy and fiscal policy.

Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays.

Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

The Fund may invest in U.S. dollar-denominated foreign securities and money market instruments. Although the Fund will invest in these securities only if the Adviser determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves additional risks. These risks may include the possibility of adverse political, economic or other developments affecting the issuers of these securities.

Because the Fund invests in municipal obligations issued by state and local governments and their agencies, the Fund may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Please see “Additional Information about the Fund’s Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

6

Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities in which the Fund may invest include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, municipal bonds, zero coupon bonds, Eurobonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

U.S. Government Securities

The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Government National Mortgage Association and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation.

Foreign Securities

The Fund may invest in U.S. dollar-denominated securities issued by foreign governmental or corporate issuers, including Eurodollar and Yankee obligations. While these securities are subject to the same type of risks that pertain to domestic issuers, namely credit risk and interest rate risk, they are also subject to other additional risks. Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries.

Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight.

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Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Corporate Debt Obligations

Corporate debt obligations are fixed income securities issued by private corporations. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans, credit card receivables or mortgage or home equity loans that have been securitized in pass through structures. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third-party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations specific to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors such as defaults on the underlying loans may result in the collateral backing the securities being insufficient to support payment on the securities. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Repurchase Agreements

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by the Fund may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of them. The risk of such loss may be greater when utilizing collateral other than U.S. government securities. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Fund could suffer a loss. The Fund follows procedures that are designed to minimize such risks.

Investment Companies

The Fund may invest in investment companies, including money market funds and may invest all or some of its short-term cash investments in any money market fund advised or managed by the Adviser or its affiliates (an “affiliated money market fund”). An investment in an investment company is subject to the underlying risks of that investment company’s portfolio securities. In addition to the Fund’s fees and expenses, the Fund generally would bear its share of the investment company’s fees and expenses other than advisory and administrative fees of affiliated money market funds.

Promissory Notes

Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry. The Fund may invest up to 10% of its net assets in illiquid securities, including unsecured bank promissory notes.

Municipal Obligations

The Fund may purchase municipal obligations. Municipal obligations are securities issued by state and local governments and their agencies. These securities typically are “general obligation” or “revenue” bonds, notes or commercial paper, including participations in lease obligations and installment purchase contracts of municipalities. These obligations may have fixed, variable or floating rates.

8

Morgan Stanley Institutional Fund Trust Prospectus | Additional Information about the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not meet its investment objective.

9

Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, who is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017.

Advisory Fees

For the fiscal year ended September 30, 2017, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.12% of the Fund’s average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.25% for Class IR, 0.30% for Institutional Class and 0.55% for Class A. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Distributor, Adviser and Administrator may also waive distribution fees, advisory fees, administration fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Distributor, Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

Portfolio Management

The Fund is managed by members of the Global Liquidity team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Jonas Kolk, Michael Cha and David Schoenfeld.

Messrs. Kolk, Cha and Schoenfeld have been associated with the Adviser in an investment management capacity since 2004, 2008 and 2012, respectively.

Additional Information

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

10

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Trust currently offers investors Class IR, Institutional Class and Class A shares of the Fund. Fund shares are not subject to a sales charge, and Class IR shares are not subject to a shareholder service or 12b-1 fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IR, Institutional Class or Class A shares. Class IR and Institutional Class shares generally require investments in minimum amounts that are substantially higher than Class A shares.

Minimum Investment Amounts

Institutional Class Shares
 Institutional Class shares are available to investors who at the time of initial purchase make a minimum investment of $5,000,000. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases including, but not limited to, shares of the Fund purchased through a Financial Intermediary, when the Adviser anticipates the combined value of a client’s investments will meet or exceed the minimum or to clients of the Adviser’s broker-dealer affiliates.

Class A Shares
 The minimum investment amount is generally $1,000 for Class A shares of the Fund. The minimum initial investment amount may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined herein), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies, whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A shares of the Fund in additional Class A shares of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IR Shares
 Class IR shares are offered only to eligible investors meeting certain minimum investment requirements at the discretion of the Adviser. To purchase Class IR shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Fund shares purchased (1) by or through certain other registered open-end investment companies whose shares are distributed by the Distributor; (2) by investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; or (3) when the Adviser anticipates the combined value of a client’s investments will meet or exceed the minimum.

General
 If the value of your account falls below the minimum initial investment requirements for Class IR, Institutional Class or Class A shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of the shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class IR shares of the Fund. The Trust has adopted a Shareholder Services Plan with respect to Institutional Class shares of the Fund, under which the Fund pays the Distributor a shareholder services fee of up to 0.05% of the average daily net assets of Institutional Class shares. The Fund has adopted a Shareholder Services Plan with respect to the Class A

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), under which the Fund pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of the Class A shares. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Institutional Class or Class A shares. Such fees relate solely to Institutional Class or Class A shares and will reduce the net investment income and total return of Institutional Class or Class A shares. The Distributor may waive distribution fees to enable the Fund to maintain a minimum level of daily net investment income. The Distributor may discontinue these voluntary fee waivers at any time in the future. Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

About Net Asset Value

The NAV of a Class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Fund. In making this calculation, the Fund values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Trust’s Board of Trustees.

To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Pricing of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) at the NAV next determined after the Fund receives your order and State Street Bank and Trust Company (the “Custodian”) receives monies credited by a Federal Reserve Bank (“Federal Funds”) prior to the close of the Federal Reserve Wire Network. You begin earning dividends the same day your Shares are purchased provided the Fund receives your purchase amount in Federal Funds that day as set forth above. Orders to purchase shares of the Fund must be received by the Fund prior to 4:00 p.m. Eastern time. The Trust determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Pricing Time”), except when the following federal holidays are observed: Columbus Day and Veterans Day. On any business day that the NYSE closes early, or when Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early, the Fund may close early and purchase orders received after such earlier closing times will be processed the following business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open on days when the NYSE is closed or closes early but on which SIFMA recommends that the bond markets remain open for all or part of the day. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. Purchase orders received by the Fund and not funded by 6:00 p.m. on the trade date may be subject to an overdraft charge.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

How To Purchase Fund Shares

You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary
 You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail
 You may open an account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application which you can obtain by calling Morgan Stanley Services Company Inc. or the Fund at (888) 378-1630 (which is generally accessible weekdays 8:00 a.m.-6:00 p.m. EST) and mailing it to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.

Initial Purchase by Wire
 You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to the Custodian. You must forward a completed New Account Application to the Transfer Agent in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111-2101
 ABA #011000028
 DDA #00575373
 Attn: Morgan Stanley Institutional Fund Trust
 Subscription Account
 Ref: (Fund Name, Account Number, Account Name)

Purchase by Internet
 If you have properly authorized the Internet Trading Option on your New Account Application and completed, signed and returned to the Fund an Electronic Transactions Agreement, you may place a purchase order for additional shares online through Morgan Stanley’s Treasury Investment Portal service at www.morganstanley.com/liquidity. For more information, call Morgan Stanley Services Company Inc. at 1-888-378-1630.

You are responsible for transmitting payments for shares purchased via the Internet in a timely fashion, as set forth above.

Automatic Purchases
 Selected accounts that utilize the Fund as their sweep vehicle will be reviewed on each business day to determine whether the account has a positive balance as a result of credits incurred that day. If an account has a positive (credit) balance, shares of the Fund will automatically be purchased. Any positive (credit) balance will be reduced by any debits to the account on that day and shares of the Fund will automatically be sold.

Additional Investments
 You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”

General

Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is

13

Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares will be purchased at the next share price calculated after we receive your purchase order. Your payment is due on the next business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Trust may suspend the offering of shares, or any Class of shares, of the Fund or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter
 Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by wire to the bank account we have on file for you;

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone
 You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST Asset Manager Solutions, Inc. (“DST”), the Fund’s transfer agent, to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-888-378-1630 and requesting that the redemption proceeds be mailed or wired to you. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business, except when the following federal holidays are observed: Columbus Day and Veterans Day. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact the Fund at 1-888-378-1630.

Redemptions by Internet
 You may redeem shares online through Morgan Stanley’s Treasury Investment Portal service at www.morganstanley.com/ liquidity,

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

provided you have a pre-established Internet trading account, as set forth above under “How to Purchase Fund Shares.” For more information, call the Fund at 1-888-378-1630.

Automatic Redemptions
 Selected accounts that utilize the Fund as their sweep vehicle will be reviewed on each business day to determine whether the account has any debits that were incurred that day and shares of the Fund will automatically be redeemed to cover the debits if such debits have not been reduced by any credits which may have accrued to the account on the same day.

Systematic Withdrawal Plan
 If your investment in all of the Morgan Stanley Funds (as defined herein) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free 1-888-378-1630. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Redemption Proceeds
 The Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings or interfund lending to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Trust or Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of any Class of the Fund for the same Class (Class I with respect to Institutional Class) of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any Class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund. In addition, purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not included in calculations of rights of accumulation or other reductions of sales charges applicable to purchases of other Morgan Stanley Funds. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-888-378-1630. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges generally are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-888-378-1630.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

We expect that the Fund may be used by shareholders for short-term investing. Therefore, reasonably frequent purchases and redemptions of Fund shares by shareholders do not present risks for other shareholders of the Fund, and the policies and procedures adopted by the Board of Trustees/Directors as applicable to other funds in the Morgan Stanley family of funds are generally not applicable with respect to frequent purchases and redemptions of Fund shares. However, frequent trading by shareholders can disrupt management of the Fund and raise its expenses. Therefore, we may not accept any request for a purchase or exchange when we think it is being used as a tool for market-timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund. Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account (“IRA”), you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. It is not anticipated that any portion of the distributions by the Fund would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at the applicable rate on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying U.S. source net interest income (including income from original issue discount and market discount), and that are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as exempt.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Dividends and Distributions

The Fund’s policy is to declare income dividends daily on each business day and pay them monthly to shareholders.

The Fund’s policy is to distribute net realized capital gains, if any, at least annually. The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class IR, Institutional Class and Class A shares of the Fund for the past one year period and since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Trust at the toll-free number noted on the back cover to this Prospectus.

	Class IR
Selected Per Share Data and Ratios	Year Ended September 30, 2017	Period from April 28, 2016(1) to September 30, 2016
Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.12	0.03
Net Realized and Unrealized Gain	0.00(3)	0.00(3)
Total from Investment Operations	0.12	0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.03)
Net Realized Gain	(0.00)(3)	—
Total Distributions	(0.11)	(0.03)
Net Asset Value, End of Period	$10.01	$10.00
Total Return(4)	1.18%	0.26%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,122,452	$276,348
Ratio of Expenses to Average Net Assets (7)	0.22%	0.18%(6)
Ratio of Net Investment Income to Average Net Assets (7)	1.16%	0.61%(6)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.30%	0.42%(6)
Net Investment Income to Average Net Assets	1.08%	0.37%(6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)	Not Annualized.
(6)	Annualized.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
Selected Per Share Data and Ratios	Year Ended September 30, 2017	Period from April 28, 2016(1) to September 30, 2016
Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.11	0.02
Net Realized and Unrealized Gain	0.00(3)	0.00(3)
Total from Investment Operations	0.11	0.02
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.02)
Net Realized Gain	(0.00)(3)	—
Total Distributions	(0.10)	(0.02)
Net Asset Value, End of Period	$10.01	$10.00
Total Return(4)	1.13%	0.24%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,695,589	$196,092
Ratio of Expenses to Average Net Assets (7)	0.27%	0.23%(6)
Ratio of Net Investment Income to Average Net Assets (7)	1.09%	0.65%(6)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.35%	0.48%(6)
Net Investment Income to Average Net Assets	1.01%	0.40%(6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)	Not Annualized.
(6)	Annualized.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Ultra-Short Income Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended September 30, 2017	Period from April 28, 2016(1) to September 30, 2016
Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.09	0.01
Net Realized and Unrealized Gain	0.00(3)	0.00(3)
Total from Investment Operations	0.09	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.01)
Net Realized Gain	(0.00)(3)	—
Total Distributions	(0.08)	(0.01)
Net Asset Value, End of Period	$10.01	$10.00
Total Return(4)	0.92%	0.14%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,581,479	$164,528
Ratio of Expenses to Average Net Assets (7)	0.47%	0.44%(6)
Ratio of Net Investment Income to Average Net Assets (7)	0.91%	0.48%(6)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.55%	0.68%(6)
Net Investment Income to Average Net Assets	0.83%	0.24%(6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)	Not Annualized.
(6)	Annualized.

20

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated January 31, 2018 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Trust publishes Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising the Fund, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Trust (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804
 Kansas City, MO 64121-9804

For Shareholder Inquiries,
 call toll-free 1-888-378-1630.

Prices and Investment Results are available at
 www.morganstanley.com/im.

The Trust’s 1940 Act registration number is 811-03980.

© 2018 Morgan Stanley.

IFTUSIPRO 0118

MORGAN STANLEY INSTITUTIONAL FUND TRUST

522 Fifth Ave.

New York, NY 10036

 Statement of Additional Information

January 31, 2018

Morgan Stanley Institutional Fund Trust (the “Trust”) is a mutual fund consisting of nine portfolios offering a variety of investment alternatives, all of which are included in this Statement of Additional Information (“SAI”) (each a “Fund” and collectively the “Funds”). Some or all of the Funds offer the following shares: Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class. Following is a list of the nine Funds included in this SAI:

Share Class and Ticker Symbol
	I	A	L1	C	IR	IS	Institutional
U.S. EQUITY FUND:
Mid Cap Growth Portfolio	MPEGX	MACGX	MSKLX	MSMFX	—	MMCGX	—
FIXED INCOME FUNDS:
Core Plus Fixed Income Portfolio	MPFIX	MFXAX	MSIOX	MSCKX	—	—	—
Corporate Bond Portfolio	MPFDX	MIGAX	MGILX	MSBOX	—	—	—
High Yield Portfolio	MSYIX	MSYPX	MSYLX	MSHDX	—	MSHYX	—
Short Duration Income Portfolio[2]	MPLDX	MLDAX	MSJLX	MSLDX	—	MSDSX	—
Strategic Income Portfolio	MSIDX	MSADX	—	MSPDX	—	MSTCX	—
Ultra-Short Income Portfolio	—	MUAIX	—	—	MULSX	—	MUIIX
ASSET ALLOCATION FUNDS:
Global Multi-Asset Income Portfolio	MSGMX	MSGOX	—	MSGYX	—	MSMUX	—
Global Strategist Portfolio	MPBAX	MBAAX	MSDLX	MSSOX	—	MGPOX	—
1	The Trust has suspended offering Class L shares of each Fund to all investors. Existing Class L shareholders may invest through reinvestment of dividends and distributions. Class L shares of the Global Multi-Asset Income Portfolio, Strategic Income Portfolio and Ultra-Short Income Portfolio are not being offered at this time. You do not currently have the option of purchasing Class L shares.
2	The Trust has suspended offering Class C shares of the Short Duration Income Portfolio to all investors. Existing Class C shareholders may invest in additional Class C shares through reinvestment of dividends and distributions.

This SAI is not a prospectus but should be read in conjunction with the Funds’ prospectuses, each dated January 31, 2018, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Funds’ most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the Funds’ audited financial statements, including notes thereto, and the reports of the Funds’ independent registered public accounting firm, which are incorporated by reference into this SAI.

Each Fund is “diversified” and, as such, each Fund’s investments are required to meet certain diversification requirements under federal securities laws.

SHAREHOLDER SERVICES: 1-800-548-7786

OR, WITH RESPECT TO INSTITUTIONAL LIQUIDITY CLIENTS, 1-888-378-1630

PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

THE FUNDS’ INVESTMENTS AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Trust and the Funds. The following tables summarize the permissible strategies and investments for each Fund. These tables should be read in conjunction with the investment summaries for each Fund contained in the Prospectus in order to provide a more complete description of such Fund’s investment policies. The tables exclude investments that Funds may make solely for temporary defensive purposes. More details about each investment and related risks are provided in the discussion following the tables.

U.S. EQUITY AND ASSET ALLOCATION FUNDS
	Global Multi- Asset Income Portfolio	Global Strategist Portfolio	Mid Cap Growth Portfolio
Investments:
ADRs
Agencies	x	x	x
Asset-Backed Securities	x	x
Borrowing	x	x	x
Brady Bonds	x	x
Cash Equivalents	x	x	x
Commercial Paper	x	x	x
Commodity-Linked Investments	x	x
Common Stock	x	x	x
Contracts for Difference			x
Convertibles	x	x	x
Corporates	x	x	x
Custodial Receipts
Depositary Receipts	x	x	x
Derivatives	x	x	x
Emerging Market Securities	x	x	x
Equity Securities	x	x	x
Eurodollar and Yankee Dollar Obligations	x	x	x
Fixed Income Securities	x	x	x
Floaters	x	x
Foreign Currency	x	x	x
Foreign Securities	x	x	x
Forwards	x	x	x
Funding Agreements
Futures Contracts	x	x	x
High Yield Securities	x	x
Inverse Floaters	x	x
Investment Companies	x	x	x
Investment Funds	x	x
Investment Grade Securities	x	x	x
Limited Partnership and Limited Liability Company Interests	x	x	x
Loan Participations and Assignments	x	x
Loans of Portfolio Securities	x	x	x
Mortgage Related Securities	x	x
—Mortgage-Backed Securities	x	x
—Collateralized Mortgage Obligations	x	x
—Stripped Mortgage-Backed Securities	x	x
—Commercial Mortgage-Backed Securities	x	x
Municipals
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x
Options	x	x	x
Preferred Stock	x	x	x

U.S. EQUITY AND ASSET ALLOCATION FUNDS
	Global Multi- Asset Income Portfolio	Global Strategist Portfolio	Mid Cap Growth Portfolio
Private Investments in Public Equity	x	x	x
Promissory Notes
Public Bank Loans
Real Estate Investing	x	x	x
—Real Estate Investment Trusts	x	x	x
—Foreign Real Estate Companies	x	x	x
Repurchase Agreements	x	x	x
Reverse Repurchase Agreements	x	x	x
Rights	x	x	x
Short Sales	x	x	x
Structured Investments	x	x	x
Swaps	x	x	x
U.S. Government Securities	x	x	x
Warrants	x	x	x
When-Issued and Delayed Delivery Securities	x	x	x
When, As and If Issued Securities	x	x	x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x	x

FIXED INCOME FUNDS
	Core Plus Fixed Income Portfolio	Corporate Bond Portfolio	High Yield Portfolio	Short Duration Income Portfolio	Strategic Income Portfolio	Ultra-Short Income Portfolio
Investments:
ADRs	x	x	x	x	x
Agencies	x	x	x	x	x	x
Asset-Backed Securities	x	x	x	x	x	x
Borrowing	x	x	x	x	x	x
Brady Bonds	x	x	x	x	x
Cash Equivalents	x	x	x	x	x	x
Commercial Paper	x	x	x	x	x	x
Commodity-Linked Investments
Common Stock			x		x
Contracts for Difference
Convertibles	x	x	x	x	x
Corporates	x	x	x	x	x	x
Custodial Receipts						x
Depositary Receipts	x	x	x	x	x
Derivatives	x	x	x	x	x
Emerging Market Securities	x	x	x	x	x
Equity Securities			x		x
Eurodollar and Yankee Dollar Obligations	x	x	x	x	x	x
Fixed Income Securities	x	x	x	x	x	x
Floaters	x	x	x	x	x	x
Foreign Currency	x		x	x	x
Foreign Securities	x	x	x	x	x	x
Forwards	x		x	x	x
Funding Agreements						x
Futures Contracts	x	x	x	x	x
High Yield Securities	x	x	x	x	x

FIXED INCOME FUNDS
	Core Plus Fixed Income Portfolio	Corporate Bond Portfolio	High Yield Portfolio	Short Duration Income Portfolio	Strategic Income Portfolio	Ultra-Short Income Portfolio
Inverse Floaters	x	x	x		x
Investment Companies	x	x	x	x	x	x
Investment Funds			x		x
Investment Grade Securities	x	x	x	x	x	x
Limited Partnership and Limited Liability Company Interests
Loan Participations and Assignments	x		x		x
Loans of Portfolio Securities	x	x	x	x	x	x
Mortgage Related Securities	x	x	x	x	x
—Mortgage-Backed Securities	x	x	x	x	x
—Collateralized Mortgage Obligations	x	x	x	x	x
—Stripped Mortgage-Backed Securities	x	x	x		x
—Commercial Mortgage-Backed Securities	x	x	x	x	x
Municipals	x	x	x		x	x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x
Options	x	x	x	x	x
Preferred Stock	x	x	x	x	x
Private Investments in Public Equity
Promissory Notes						x
Public Bank Loans	x		x		x
Real Estate Investing			x		x
—Real Estate Investment Trusts			x		x
—Foreign Real Estate Companies			x		x
Repurchase Agreements	x	x	x	x	x	x
Reverse Repurchase Agreements	x	x	x	x	x	x
Rights	x		x		x
Short Sales	x	x	x	x	x
Structured Investments	x	x	x	x	x
Swaps	x	x	x	x	x
U.S. Government Securities	x	x	x	x	x	x
Warrants			x		x
When-Issued and Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x
When, As and If Issued Securities	x	x	x	x	x	x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x	x	x	x	x

INVESTMENTS AND RISKS

Morgan Stanley Investment Management Inc. is the adviser (the “Adviser”) to each Fund. Morgan Stanley Investment Management Limited is the investment sub-adviser (the “Sub-Adviser”) to the Strategic Income Portfolio.

Agencies: Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export- Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority (“TVA”).

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities (“MBS”) issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Borrowing: Borrowing for investment purposes creates leverage which is a speculative characteristic. Funds authorized to borrow will do so only when the Adviser and/or Sub-Adviser believe that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Each Fund is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33⅓% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. A Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

To the extent permitted by the 1940 Act, or the rules and regulations thereunder, each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of Fund transactions. Each Fund will maintain asset coverage in accordance with the 1940 Act. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Fund’s net asset value per share (“NAV”) and net yield. The use of leverage also may cause a Fund to liquidate Fund positions when it may not be advantageous to do so in order to satisfy its obligations or to maintain asset coverage.

In general, each Fund may not issue any class of senior security, except that each Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks cash or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Brady Bonds: Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. A Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

■

Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).Each Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI. A Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund may purchase.

■

Each Fund may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), Prime 1 or Prime 2 by Moody’s Investors Service, Inc. (“Moody’s”) or F1 or F2 by Fitch Ratings, Inc. (“Fitch”)) or, if not rated, determined to be of comparable quality by the Adviser;

■

Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

■

U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

■

Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

■

Repurchase agreements collateralized by the securities listed above.

Commercial Paper: Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s, S&P or Fitch.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

With respect to Fitch, a short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A F1 rating indicates the strongest intrinsic capacity for timely payment of financial commitments whereas a F2 rating indicates good intrinsic capacity for timely payment of financial commitments.

Commodity-Linked Investments: Certain Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Funds may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in wholly-owned Subsidiaries of the Funds (each, a “Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or a Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Funds’ investments may underperform an investment in traditional securities. Over the long term, the returns on the Funds’ investments are expected to exhibit low or negative correlation with stocks and bonds.

Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Contracts for Difference (“CFDs”): The Mid Cap Growth Porfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Convertibles: A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Corporates: Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due to the holder.

Custodial Receipts: The Ultra-Short Income Portfolio may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Depositary Receipts: Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Derivatives: Certain Funds may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, Fund management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. A Fund complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser and/or Sub-Adviser seek to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Adviser and/or Sub-Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund.

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Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

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Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the Fund investment, which could result in a Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit a Fund’s opportunity for gains or result in losses by offsetting or limiting a Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

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The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by a Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse, and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

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A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and government manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to a Fund’s potential economic exposure under the transaction. A Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e., a Fund’s daily net liability) under the derivative, if any, rather than the derivative’s full notional amount or the market value of the instrument underlying the derivative, as applicable. By segregating assets equal to only its net obligations under cash-settled derivatives, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, proposed regulatory changes by the SEC relating to a mutual fund’s use of derivatives could potentially limit or impact a Fund’s ability to invest in derivatives and adversely affect the value or performance of a Fund or its derivative investments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

A Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

The Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended, with respect to its service as investment adviser to the Global Multi-Asset Income and Global Strategist Portfolios. The Adviser and Funds are exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Subsidiaries.

The Trust, on behalf of each Fund, except with respect to the Global Multi-Asset Income and Global Strategist Portfolios, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds), except with respect to the Global Multi-Asset Income and Global Strategist Portfolios, is subject to registration or regulation as a CPO under the CEA. If a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Emerging Market Securities: Certain Funds may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one Fund, but not considered an emerging market security when held in another Fund if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, or by a Fund’s benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.

Eurodollar and Yankee Dollar Obligations: Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Funds may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies. Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Fixed Income Securities: Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. The historically low interest rate environment increases the risk associated with rising interest rates. The Funds may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and may begin to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Fund may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Fund’s assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market- making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Floaters: Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third-party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency Transactions: The U.S. dollar value of the assets of the Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Funds also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives” above.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. The Funds may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser and/or Sub-Adviser will endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the U.S., or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Certain Funds may be able to pass through to their shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser and/or Sub-Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Referendum on the UK’s EU Membership. On June 23, 2016, the United Kingdom (“UK”) voted by referendum to leave the EU, an event widely referred to as “Brexit”. The UK is the first member to vote to leave the EU and its departure is expected to take several years to effect. At present, the nature of the relationship of the UK with the remaining EU members is uncertain. In addition, spurred by the UK referendum vote, other EU members may propose similar measures, thereby raising the possibility of additional departures from the EU. Accordingly, there is a heightened or increased risk of market instability and legal and regulatory change following the UK referendum vote.

The Funds may make investments in the UK (before and after its departure from the EU), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which the Funds conduct their business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on a Fund’s investment returns. Potential consequences to which the Funds may be exposed, directly or indirectly, as a result of the UK referendum vote include, but are not limited to, market dislocations, economic and financial instability in the UK and in other EU members, increased volatility and reduced liquidity in financial markets, reduced availability of capital, an adverse effect on investor and market sentiment, Sterling and Euro destabilization, reduced deal flow in a Fund’s target markets, increased counterparty risk and regulatory, legal and compliance uncertainties. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of a Fund, the Adviser and/or the Sub-Adviser in general. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of a Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Prospective investors should note that many of the foregoing risks are totally, or in part, outside of the control of a Fund, the Adviser and Sub-Adviser.

Forwards: A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. A Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for a Fund than if it had not entered into foreign currency forward exchange contracts. Certain Funds may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which a Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser and/or Sub-Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund’s portfolio securities.

When required by law, a Fund will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Fund’s total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Fund’s commitments with respect to such contracts.

A Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a RIC.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Funding Agreements: A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. The Ultra-Short Income Portfolio may invest up to 10% of its net assets in illiquid securities, including funding agreements.

Futures Contracts: A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

In addition, a Fund may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. A Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Fund and the aggregate value of the initial and variation margin payments made by a Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Regulatory Matters” above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

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Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. A Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Fund, becomes insolvent or declares bankruptcy.

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Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

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Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities: High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that a Fund holds may be downgraded to below investment grade by the rating agencies. If a Fund holds a security that is downgraded, the Fund may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.

Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Investment Company Securities: Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Fund may, to the extent noted in the Fund’s non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in any such Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses. The SEC has adopted changes to the rules that govern money market funds. These changes: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%), or “redemption gate” that temporarily restricts redemptions from the money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV rounded to the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). ”Government money market funds” are exempt from these requirements. These changes may affect the investment strategies, performance and operating expenses of money market funds.

Exchange-Traded Funds (“ETFs”). Certain Funds may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Funds. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which a Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Fund may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. Funds that may invest in these investment funds will invest in such investment funds only where appropriate given that the Fund’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.

Investment Grade Securities: Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between sound obligations and those in which speculative elements predominate. Any Fund is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser and/or Sub-Adviser consider the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.

Limited Partnership and Limited Liability Company Interests: A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. A Fund may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Loan Participations and Assignments: Loan participations are interests in loans or other direct debt instruments (“Loans”) relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Fund’s investments in Loans may be in the form of a participation in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third-parties. In the case of a Participation, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy.

When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund’s securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Loans of Portfolio Securities: Each Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Funds employ an agent to implement the securities lending program and the agent receives a fee from the Funds for its services. A Fund will not lend more than 33-1/3% of the value of its total assets.

Each Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short- term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but a Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust’s Board of Trustees. Each Fund loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and MBS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With MBS, many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Fund may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Fund will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser and/or Sub-Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac’s right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (“To Be Announced”) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in mortgage-backed securities may give rise to a form of leverage and may cause a Fund’s portfolio turnover rate to appear higher. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged.

Like fixed income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by a Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser and/or Sub-Adviser look for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Fund may invest, without limit, in MBS issued by private issuers when the Adviser and/or Sub-Adviser deem that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. A Fund will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s, Fitch or S&P or are deemed by the Adviser and/or Sub-Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”) or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four- family housing units.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi- class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.

A Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent a Fund invests in IOs and POs, it may increase the risk of fluctuations in the NAV of a Fund.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as “third-party credit support”), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which a Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Funds will meet the quality criteria set out in the Prospectus for the Funds.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser and/or Sub-Adviser to appraise independently the fundamental quality of the bonds held by the Funds.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means a Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The Funds eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing

“non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each lease obligation purchased by the Funds. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Funds may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of Funds to arrive at a fair value for certain securities at certain times and could make it difficult for the Funds to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Fund may be required to bear the expenses of registration.

As a general matter, a Fund may not invest more than 15% (10% with respect to the Ultra-Short Income Portfolio) of its net assets, determined at the time of investment, in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration, including commercial paper issued in reliance on the so-called “private placement” exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“Rule 144A Securities”), and may be deemed to be liquid under guidelines adopted by the Trust’s Board of Trustees. The Funds may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Funds cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Options: An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Funds and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. Certain Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security and retains the premium received.

Certain Funds may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by a Fund; or (b) a Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

A Fund may only write put options that are “covered.” A put option on a security is covered if (a) a Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) a Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund may close out an options position which it has written through a closing purchase transaction. A Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security which has the same exercise price and expiration date as the call option written by a Fund. A Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security which have the same exercise price and expiration date as the option written by a Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.

Purchasing Options. Certain Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to a Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to a Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange- traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser and/or Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser and/or Sub-Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Fund’s futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The exercise of options written or purchased by a Fund could cause a Fund to sell portfolio securities, thus increasing a Fund’s portfolio turnover.

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A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

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A Fund’s options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

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The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

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A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Fund in connection with options transactions.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser and/or Sub-Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Preferred Stocks: Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed income securities.

Promissory Notes: Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in corporate debt. The Ultra-Short Income Portfolio may invest up to 10% of its net assets in illiquid securities, including unsecured bank promissory notes.

Public Bank Loans: Certain Funds may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s, BBB or higher by S&P) or below investment grade (below Baa by Moody’s or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Real Estate Investing: Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.

Real Estate Investment Trusts (“REITs”) and Foreign Real Estate Companies. Certain Funds may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Fund. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Funds may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

Repurchase Agreements: Repurchase agreements are transactions in which a Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, a Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by a Fund’s custodian or an approved third-party for the benefit of the Fund until repurchased. Repurchase agreements permit a Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, a Fund’s realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Pursuant to an order issued by the SEC, the Funds may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Funds expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Fund’s participation in the income from jointly purchased repurchase agreements will be based on that Fund’s percentage share in the total repurchase agreement.

Reverse Repurchase Agreements: Under a reverse repurchase agreement, a Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. A Fund will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Fund may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse repurchase agreement. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 331/3% of a Fund’s total assets, except as permitted by law.

Rights: Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Sector Risk: Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.

Short Sales: A short sale is a transaction in which a Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, a Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, a Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a Fund will earmark or segregate cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Fund also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by a Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, a Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Structured Investments: Certain Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Swaps: An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser and/or Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objective and policies, a Fund is not limited to any particular form or variety of swap contract. A Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Funds may also enter into related derivative instruments including caps, floors and collars.

A Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If a Fund enters into a swap agreement on other than a net basis, a Fund will earmark or segregate cash or liquid assets with a value equal to the full notional amount of a Fund’s accrued obligations under the agreement.

The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.

Certain Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Fund sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of a Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credit default swap. Where a Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. A Fund will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by a Fund. The use of credit default swaps could result in losses to a Fund if the Adviser and/or Sub-Adviser fail to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

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OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

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In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

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The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect a Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

U.S. Government Securities: “U.S. government securities” refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Funds may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Funds may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

Certain of the Funds may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, certain Funds may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

When-Issued and Delayed Delivery Securities: From time to time, the Funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Funds may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. Each Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities: A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Fund until the Adviser determines that issuance of the security is probable. At that time, a Fund will record the transaction and, in determining its NAV, will reflect the value of the security daily. At that time, a Fund will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of a Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its NAV. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities: Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. A Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest- paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Special Risks Related to Cyber Security: Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of a Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that a Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Special Risks Related to the Cayman Island Subsidiaries: Certain Funds may, consistent with their principal investment strategies, invest up to 25% of their total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. Investments in the Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service (“IRS”) revenue rulings, as discussed below under “Taxes.” Each Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of the Subsidiaries will be sold or offered to other investors. To the extent that a Fund invests in its respective Subsidiary, the Fund may be subject to the risks associated with such commodities instruments and other securities.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, they are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit the Funds’ ability to invest in the Subsidiaries which may adversely affect the Funds and their shareholders.

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, each Fund will not change its objective and will not:

1

purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

2

purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

3

make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

4

invest in a manner inconsistent with its classification as a “diversified company” as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5

borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

6

underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

7

acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities, except that the Ultra-Short Income Portfolio will invest, under normal circumstances, at least 25% of its assets in securities issued by companies in the financial services industry. Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates. The Ultra-Short Income Portfolio’s investments in repurchase agreements will be considered to be investments in the industry of their respective counterparties for purposes of this policy. Although the Ultra-Short Income Portfolio concentrates its investments in the financial services industry, it may invest less than 25% of its assets in this industry as a temporary defensive measure; and

8

issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. Each Fund is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Fund will:

1

purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

2

sell short unless the Fund (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund’s custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

3

pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Fund may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

4

invest more than an aggregate of 15% (10% with respect to the Ultra-Short Income Portfolio) of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

5

invest for the purpose of exercising control over management of any company; and

6

invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations,

interpretations or orders of the SEC and its staff thereunder; provided that no Fund will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of a Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future series of the Trust may adopt different limitations.

Pursuant to an order from the SEC, the Funds may enter into interfund lending arrangements. Interfund loans and borrowings permit each Fund to lend money directly to and borrow from other series of the Trust for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Fund will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Fund will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Fund’s investment objective and other investments. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

The investment policies, limitations or practices of the Funds may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Adviser’s fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Adviser or the Trust receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of a Fund. Consideration includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Trust makes available on its public website the following portfolio holdings information:

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complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Mid Cap Growth and Ultra-Short Income Portfolios);

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complete portfolio holdings information monthly, at least 3 business days after the end of each month (with respect to the Ultra-Short Income Portfolio);

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complete portfolio holdings information quarterly, at least 45 calendar days after the end of each quarter (with respect to the Mid Cap Growth Portfolio);

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complete portfolio holdings information weekly, at least 2 business days following the end of the prior week (with respect to the Ultra-Short Income Portfolio); and

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top 10 holdings monthly, at least 15 calendar days after the end of each month (except with respect to the Ultra-Short Income Portfolio).

The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semi-annual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Trust may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a nondisclosure agreement with the Trust and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Trust or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Funds’ independent registered public accounting firm (as of the Trust’s fiscal year end and on an as-needed basis), (ii) counsel to the Funds (on an as-needed basis), (iii) counsel to the independent Trustees (on an as-needed basis) and (iv) members of the Board of Trustees (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Trust and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Funds without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and/or Sub-Adviser or any affiliate of the Adviser or Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (4) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

The Trust may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

Portfolio holdings information may be provided to broker dealers, prime brokers, futures commission merchants, or similar providers in connection with each Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material non-public information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of Morgan Stanley Investment Management (“MSIM”) pursuant to regulatory requirements or may be reported by each Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.

The Adviser, the Sub-Adviser, the Trust and/or certain Funds currently have entered into ongoing arrangements regarding the selective disclosure of portfolio holdings information with the following parties:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.[2]	Daily basis	[3]
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited[4]	Monthly basis	Approximately three business days
ITG Inc.[4]	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
FX Transparency LLC	Quarterly basis	Approximately three-four weeks after quarter end
1	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
2	With respect to the Core Plus Fixed Income, Corporate Bond, Global Multi-Asset Income, Global Strategist, High Yield, Short Duration Income, Strategic Income and Ultra-Short Income Portfolios, only.
3	Information will typically be provided on a real time basis or as soon thereafter as possible.
4	With respect to the Global Multi-Asset Income, Global Strategist and Mid Cap Growth Portfolios, only.

Further, with respect to the Ultra-Short Income Portfolio, certain entities such as municipalities, which may not be authorized to enter into a non-disclosure agreement, may enter into an undertaking to keep any non-public holdings information confidential.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time to time whether such third-parties should continue to receive portfolio holdings information.

The Adviser and/or Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE AND REDEMPTION OF SHARES

The Trust has suspended offering Class L shares of the Funds and Class C shares of Short Duration Income Portfolio to all investors. The Class L shareholders of the Funds and the Class C shareholders of Short Duration Income Portfolio do not have the option of purchasing additional Class L shares and Class C shares, respectively. However, the existing Class L shareholders of the Funds and existing Class C shareholders of Short Duration Income Portfolio may invest in additional Class L shares and Class C shares, respectively, through reinvestment of dividends and distributions.

Information concerning how Fund shares are offered to the public (and how they are redeemed or exchanged) is provided in the applicable Fund’s Prospectus. Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.

The NAV of each Fund is calculated on days that the New York Stock Exchange (“NYSE”) is open for business except, with respect to the Ultra-Short Income Portfolio, when the following federal holidays are observed: Columbus Day and Veterans Day). NAV is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (for each Fund, the “Pricing Time”). If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open.

Additional Purchase Information. You may purchase Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class shares directly from the Funds by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check (except, with respect to the Ultra-Short Income Portfolio, when the following federal holidays are observed: Columbus Day and Veterans Day). Investors may also invest in a Fund by purchasing Class I, Class A, Class L, Class C, Class IR, Class IS and/or Institutional Class shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a “Financial Intermediary”). Some Financial Intermediaries may charge an additional service or transaction fee (see also “Investment Through Financial Intermediaries”). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds or their agents incur. If you are already a shareholder, the Funds may redeem shares from your account(s) to reimburse the Funds or their agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Funds.

Check. An account may be opened and you may purchase Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class shares by completing and signing a New Account Application and mailing it, together with a check payable to “Morgan Stanley Institutional Fund Trust—[Fund name]” to:

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804
 Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the NAV determined on the day of receipt.

Investment Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Trust so that an investor may purchase or redeem Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class shares at the NAV next determined after the Financial Intermediary receives the share order. In other instances, the Trust has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Trust will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the share order from an investor.

Conversion To a New Share Class. If the value of an account containing shares of a Fund falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the applicable Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Trust will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares. If the value of an account falls below the investment minimum for that Class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the applicable Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

Suspension of Redemptions. The Trust may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Fund to dispose of securities it owns, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

Further Redemption Information. To protect your account and the Trust from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Trust to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An “eligible guarantor institution” may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment (“stock power”) which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by a Fund are also being redeemed, on the letter or stock power.

Transactions With Broker/Dealers. The Trust has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. For purposes of determining the purchase price of shares, a Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, accepts the order. In other words, orders will be priced at the NAV next computed after such orders are accepted by an authorized broker or the broker’s authorized designee.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer shares of the Funds to another person by written request to Shareholder Services at Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed New Account Application for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described in the Prospectuses. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Valuation of Shares

NAV is determined by dividing the total market value of each Fund’s investments and other assets, less the total market value of all liabilities, by the total number of outstanding shares of that Fund. The NAV for each class of shares offered by a Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A, Class L, Class C and Institutional Class shares.

In the calculation of a Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser and/or Sub-Adviser, as applicable, that the closing price, the last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Certain of a Fund’s securities may be valued using as an input evaluated prices provided by an outside pricing service approved by the Board. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures adopted by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

Although the legal rights of Class I, Class A, Class L, Class C, Class IR. Class IS and Institutional Class shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class L, Class C and Institutional Class shares will generally be lower than the NAV of Class I, Class IR and Class IS shares as a result of the shareholder services fees charged to Class A and Institutional Class shares and the distribution and shareholder services fees charged to Class L and Class C shares and certain other class-specific expenses of Class A, Class C and Class L shares.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of the Trust consists of 11 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Trustees have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees as defined under the 1940 Act.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Trust between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Trust and Trust stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Trust’s activities and associated risks. The Board of Trustees has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Trust. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Trust’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Funds. In addition, appropriate personnel, including but not limited to the Trust’s Chief Compliance Officer, members of the Trust’s administration and accounting teams, representatives from the Trust’s independent registered public accounting firm, the Trust’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Trust’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Trust officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Funds. Moreover, the Board recognizes that it may be necessary for the Funds to bear certain risks (such as investment risk) to achieve their respective investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Trust’s operations and related risks.

Trustees

The Trust seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Information about the Trust’s Governance Committee and Board of Trustee nomination process is provided below under the caption “Independent Trustee and the Committees.”

The Trustees of the Trust, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2017 unless otherwise indicated) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”) (collectively, the “Morgan Stanley Funds”).

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various nonprofit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia
Commonwealth University
School of Business Foundation
(2005-2016); Member of
Virginia Commonwealth
University Board of Visitors
(2013-2015); Member of
Committee on Directors for
Emerging Markets Growth
Fund, Inc. (2007-2010);
Chairperson of Performance
Equity Management, LLC
(2006-2010); and Chairperson,
GMAM Absolute Return
Strategies Fund, LLC (2006-
2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999- December 2010); Director, The Victory Funds (February 2005- July 2008).	90

Director of Cincinnati Bell
Inc. and Member, Audit
Committee and
Compensation Committee;
Director of Northern
Kentucky University
Foundation and Member,
Investment Committee;
Member of Chase College of
Law Transactional Law
Practice Center Board of
Advisors; Director of Best
Transport; Director of Chase
College of Law Board of
Visitors; formerly, Member,
University of Cincinnati
Foundation Investment
Committee; Member, Miami
University Board of Visitors
(2008-2011); Trustee of
Victory Funds (2005-2008)
and Chairman, Investment
Committee (2007-2008) and
Member, Service Provider
Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co- Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999)

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004- 2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JPMorgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987- 2012).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Executive Officers:
Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Daniel E. Burton, Princess Kludjeson, Kristina Magolis, Francesca Mead and Jill Whitehall.

It is a policy of the Trust’s Board that each Trustee shall invest at least $250,000 ($100,000 prior to January 1, 2015) in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund. Newly elected or appointed Trustees have three years to comply with this policy.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2017 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2017)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2017)
Independent:
Frank L. Bowman	[1]	over $100,000
Kathleen A. Dennis	[1]	over $100,000
Nancy C. Everett	None	over $100,000
Jakki L. Haussler	None	over $100,000
Manuel H. Johnson	[1]	over $100,000
Joseph J. Kearns[2]	[1]	over $100,000
Michael F. Klein[2]	[1]	over $100,000
Patricia Maleski	N/A	$50,001-$100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed[2]	[1]	over $100,000
Fergus Reid[2]	None	over $100,000
1	Frank L. Bowman—Mid Cap Growth Portfolio ($50,001-$100,000); Kathleen A. Dennis—Mid Cap Growth Portfolio (over $100,000); Jakki L. Haussler—High Yield Portfolio (over $100,000); Manuel H. Johnson—Short Duration Income Portfolio (over $100,000); Joseph J. Kearns—Corporate Bond Portfolio (over $100,000) and Global Strategist Portfolio (over $100,000); Michael F. Klein—High Yield Portfolio (over $100,000); Patricia Maleski—Ultra-Short Income Portfolio ($50,001-$100,000); and W. Allen Reed—Global Strategist Portfolio (over $100,000).
2	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

As of January 1, 2018, the Trustees and officers of the Trust, as a group, owned less than 1% of any Class of the outstanding shares of beneficial interest of each Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and reviewing the valuation process. The Trust has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Trust are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein, Patricia Maleski and W. Allen Reed. None of the members of the Trust’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Trust (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Trust under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Trust is Joseph J. Kearns.

The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Trustee. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating Committee meetings. The Chairperson of the Governance Committee is Fergus Reid.

The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Trust and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Nancy C. Everett and Manuel H. Johnson, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Trust. The Investment Committee also recommends to the Board to approve or renew the Trust’s Investment Advisory and Administration Agreements. Each Independent Trustee is a member of the Investment Committee. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

1

Equity—W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

2

Fixed Income—Michael F. Klein (Chairperson) and Fergus Reid.

3

Liquidity and Alternatives—Kathleen A. Dennis (Chairperson), Jakki L. Haussler, Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings, filling in where necessary.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Trust’s fiscal year ended September 30, 2017, the Board of Trustees held the following meetings:

Board of Trustees/Committee/Sub-Committee	Number of Meetings
Board of Trustees	6
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	6
Closed-End Fund Committee	4

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee) and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA and Director of the U.S. Naval Submarine League. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Trust’s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the

JPMorgan Funds, at the Pierpont Group, and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JPMorgan Fund complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

The Trustees’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds

The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification

The Fund’s Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust , except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Shareholder Communications

Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Effective January 1, 2018, each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $270,000 ($260,000 prior to January 1, 2018) for serving as a Trustee of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Governance Committee Chairperson receives an additional annual retainer fee of $35,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $60,000.

Each Sub-Committee Chairperson receives an additional annual retainer fee of $40,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. Michael E. Nugent receives a total annual retainer fee of $540,000 ($520,000 prior to January 1, 2018) for his services as Chair of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Trust for their services as a Trustee.

Effective April 1, 2004, the Trust began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or Funds thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

Prior to April 1, 2004, the Trust maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Trust’s Trustees from the Trust for the fiscal year ended September 30, 2017 and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2017.

COMPENSATION[1]
Name of Trustee	Aggregate Compensation From the Trust[2]	Total Compensation From Fund and Fund Complex Paid to the Trustees[3]
Frank L. Bowman	$ 11,326	$ 320,000
Kathleen A. Dennis	10,482	300,000
Nancy C. Everett	9,050	260,000
Jakki L. Haussler	9,050	260,000
Manuel H. Johnson	10,512	310,000
Joseph J. Kearns[3]	11,552	372,250
Michael F. Klein[2,3]	10,492	300,000
Patricia Maleski	9,050	260,000
Michael E. Nugent	17,689	520,000
W. Allen Reed[2,3]	10,486	300,000
Fergus Reid[3]	10,279	323,500
1	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year. The following Trustee deferred compensation from the Trust during the fiscal year ended September 30, 2017: Mr. Klein, $10,492 and Mr. Reed, $10,486.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2017 before deferral by the Trustees under the DC Plan. As of December 31, 2017, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $631,794, $1,237,064, $2,553,212 and $1,135,431, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below. In connection with certain reorganizations, the Fund, on behalf of each of the Global Strategist and Mid Cap Growth Portfolios, assumed the retirement benefits accrued to the Eligible Trustees of the funds acquired by such portfolios.

The following table illustrates the retirement benefits accrued to the Trust’s Independent Trustees by the Trust (on behalf of the Global Strategist and Mid Cap Growth Portfolios) for the period ended September 30, 2017 and by the Adopting Funds for the calendar year ended December 31, 2017, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses			Estimated Annual Benefits Upon Retirement[1]
Name of Independent Trustee	By the Fund[2]	By the Fund[3]	By all Adopting Funds	From the Fund[4]	From all Adopting Funds
Manuel H. Johnson	$970	$995	$39,763	$2,840	$57,237
Michael E. Nugent[5]	(503)	(503)	(21,501)	2,538	51,193
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.
2	Global Strategist Portfolio
3	Mid Cap Growth Portfolio
4	Global Strategist Portfolio and Mid Cap Growth Portfolio
5	Mr. Nugent’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses had been overaccrued.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by a Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement (the “Agreement”) and, subject to the supervision of the Trust’s Board of Trustees, makes or oversees each of the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund’s investments. Pursuant to the Agreement, the Adviser is entitled to receive from each class of shares of each Fund an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each such Fund to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. In determining the actual amount of fee waiver and/or expense reimbursement for a Fund, if any, the Adviser excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. With respect to the Ultra-Short Income Portfolio, the Distributor, Adviser and Administrator may also waive distribution fees, advisory fees, administration fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. Furthermore, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Distributor, Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

As discussed in each of the Global Multi-Asset Income Portfolio’s and Global Strategist Portfolio’s Prospectus, a Fund may gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to that Subsidiary. In consideration of these services, each Subsidiary will pay to the Manager at the end of each of the Subsidiary’s fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rate of 0.05%, to the average daily net assets of the Subsidiary for the quarter. The Adviser will waive or credit such amounts against the fees payable to the Adviser by the applicable Fund.

The following table reflects for each Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended September 30, 2015, 2016 and 2017.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Fund	2015 (000)	2016 (000)	2017 (000)	2015 (000)	2016 (000)	2017 (000)	2015 (000)	2016 (000)	2017 (000)
Core Plus Fixed Income	$498	$608	$419	$246	$93	$576	$30	$25	$60
Corporate Bond	0	81	0	143	49	164	1	2	2
Global Multi-Asset Income	0	0	0	40	93	96	2	5	4
Global Strategist	1,735	1,658	1,293	208	0	197	47	25	59
High Yield	117	345	361	246	255	394	1	1	2
Mid Cap Growth	31,539	13,071	3,656	0	0	0	171	99	47
Short Duration Income	227	82	0	103	216	336	2	3	7
Strategic Income	0	0	0	30	38	40	1	1	1
Ultra-Short Income	*	0	3,677	*	299	2,562	*	0	0
*	Not operational during the period.

The following table reflects the contractual advisory fee and the maximum expense ratios for each Fund.

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IR	Expense Cap Class IS	Expense Cap Institutional Class
Core Plus Fixed Income	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.300% of the portion of the daily net assets exceeding $1 billion	0.42%	0.77%	1.02%	1.52%	–	–	–
Corporate Bond	0.375%	0.70%	1.05%	1.52%	1.80%	–	–	–
Global Multi-Asset Income	0.65% of the portion of the daily net assets	0.95%	1.30%	–	2.05%	–	0.90%	–
Global Strategist	0.45%	0.74%	1.09%	1.59%	1.84%	–	0.71%	–
High Yield	0.60%	0.65%	1.00%	1.25%	1.75%	–	0.62%	–
Mid Cap Growth	0.50%	0.80%	1.15%	1.65%	1.90%	–	0.73%	–
Short Duration Income	0.20%	0.30%	0.55%	0.80%	1.30%	–	0.25%	–
Strategic Income	0.40% of the portion of the daily net assets not exceeding $500 million; and 0.35% of the portion of the daily net assets exceeding $500 million	1.00%	1.35%	–	2.10%	–	0.95%	–
Ultra-Short Income	0.20%	–	0.55%	–	–	0.25%	–	0.30%

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Trust’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Fund of the Trust. If the holders of any Fund fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Fund which approved the Agreement, and to any Fund which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Fund without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Trust.

The Trust bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Trust expenses are, in turn, allocated to each Fund, based on their relative net assets. Each Fund bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Sub-Advisers

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Strategic Income Portfolio). The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the relevant Fund with investment advisory services subject to the overall supervision of the Adviser and the Trust’s Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Fund.

Principal Underwriter

Morgan Stanley Distribution, Inc. (the “Distributor”), an indirect wholly-owned subsidiary of Morgan Stanley, with its principal office at 522 Fifth Avenue, New York, NY 10036, distributes the shares of each Fund. Under the Distribution Agreement, the Distributor, as agent of the Trust, agrees to use its best efforts as sole distributor of each Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Trust’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that each Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Fund Administration

The Adviser also provides administrative services to the Funds pursuant to an Amended and Restated Administration Agreement dated as of August 26, 2016 (the “Administration Agreement”). For its services under the Administration Agreement, the Trust pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Fund. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended September 30, 2015, 2016 and 2017, the Trust paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Fund	2015 (000)	2016 (000)	2017 (000)
Core Plus Fixed Income	$ 165	$ 155	$ 225
Corporate Bond	30	28	35
Global Multi-Asset Income	5	11	12
Global Strategist	354	299	274
High Yield	48	80	101
Mid Cap Growth	5,074	2,107	593
Short Duration Income	88	109	135
Strategic INcome	6	8	8
Ultra-Short Income	*	119	2,496
*	Not operational during the period.

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Trust. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Trust.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, serves as Custodian for the Funds. The Custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act.

Transfer and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, serves as the Funds’ Transfer Agent and Dividend Disbursing Agent.

Co-Transfer Agent

Morgan Stanley Services Company, Inc. (“MSSCI”), 522 Fifth Avenue, New York, New York 10036, is a registered transfer agent and operates the Trust’s call center with respect to the Short Duration Income and Ultra-Short Income Portfolios. In connection therewith, MSSCI performs certain transfer agency services related to processing and relaying purchase and redemption orders to DST Asset Manager Solutions, Inc., the Funds’ Transfer Agent. MSSCI does not receive any direct compensation from the Funds for providing the call center or the related transfer agency services.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Trust invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

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Cash Bonus.

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Deferred Compensation:

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A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

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IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

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Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

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Revenue and profitability of the Firm

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Return on equity and risk factors of both the business units and Morgan Stanley

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Assets managed by the portfolio manager

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External market conditions

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New business development and business sustainability

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Contribution to client objectives

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The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.

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Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Other Accounts Managed by Portfolio Managers at September 30, 2017 (unless otherwise indicated)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Core Plus Fixed Income
Joseph Mehlman	4	$ 511.9 million	25	$ 5.6 billion	43	$ 11.8 billion[1]
Neil Stone	5	983.3 million	10	1.7 billion	70	22.5 billion[2]
Matthew Dunning	4	874.3 million	4	379.4 million	65	20.6 billion[3]
Jim Caron	7	1.4 billion	25	7.2 billion	51	13.0 billion[4]
Gregory Finck	2	297.9 million	11	4.6 billion	21	4.1 billion[5]
Corporate Bond
Joseph Mehlman	4	$ 795.9 million	25	$ 5.6 billion	43	$ 11.8 billion[1]
Christian G. Roth	8	1.1 billion	32	6.1 billion	52	16.5 billion[6]
Mikhael Breiterman-Loader	2	274.3 million	7	825.5 million	10	1.8 billion[7]
Global Multi-Asset Income
Cyril Moullé-Berteaux	5	$ 656.7 million	4	$ 1.4 billion	9	$ 5.9 billion[8]
Mark Bavoso	5	656.7 million	2	50.1 million	8	5.8 billion[8]
Sergei Parmenov	4	317.9 million	4	1.4 billion	8	5.8 billion[8]
Global Strategist
Mark A. Bavoso	5	$ 333.3 million	2	$ 50.1 million	8	$ 5.8 billion[8]
Cyril Moullé-Berteaux	5	333.9 million	4	1.4 billion	9	5.9 billion[8]
High Yield
Richard Lindquist	0	$ 0	26	$ 2.2 billion	2	$ 13.6 million[9]
Christian G. Roth	8	1.06 billion	32	6.1 billion	52	16.5 billion[6]
Jack Cimarosa	0	0	25	2.2 billion	2	13.6 million[9]
Mid Cap Growth
Dennis P. Lynch	20	$ 10.1 billion	11	$ 9.3 billion	10	$1.8 billion[10]
David S. Cohen	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Sam G. Chainani	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Alexander T. Norton	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Jason C. Yeung	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Armistead B. Nash	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Short Duration Income
Neil Stone	5	$ 1.1 billion	9	$ 1.7 billion	70	$ 22.5 billion[2]
Matthew Dunning	4	1.0 billion	3	379.4 million	65	20.6 billion[3]
Eric Jesionowski	1	26.2 million	3	345.0 million	41	14.9 billion
Strategic Income
Jim Caron	7	$ 1.7 billion	25	$ 7.2 billion	51	$ 13.0 billion[4]
Richard Ford	4	728.6 million	31	15.1 billion	37	13.6 billion[11]
Michael Kushma	4	728.6 million	10	3.0 billion	31	10.2 billion[12]
Christian G. Roth	8	1.1 billion	32	6.1 billion	52	4.0 billion[6]
Ultra-Short Income
Jonas Kolk	9	$ 117.5 billion	4	$ 27.8 billion	10	$ 11.3 billion
Michael Cha	0	0	2	9.8 billion	1	4.0 billion
David Schoenfeld	0	0	0	0	0	0
1	Of these other accounts, five accounts with a total of approximately $3.4 billion in assets had performance-based fees.
2	Of these other accounts, three accounts with a total of approximately $1.4 billion in assets had performance-based fees.
3	Of these other accounts, two accounts with a total of approximately $564 million in assets had performance-based fees.
4	Of these other accounts, eight accounts with a total of approximately $6.4 billion in assets had performance-based fees.
5	Of these other accounts, one account with a total of approximately $913.4 million in assets had performance-based fees.
6	Of these other accounts, 11 accounts with a total of approximately $9.2 billion in assets had performance-based fees.
7	Of these other accounts, one account with a total of approximately $714.8 million in assets had performance-based fees.
8	Of these other accounts, three accounts with a total of approximately $3.1 billion in assets had performance-based fees.
9	Of these other accounts, one account with a total of approximately $2,396 in assets had performance-based fees.
10	Of these other accounts, two accounts with a total of approximately $630.1 million in assets had performance-based fees.
11	Of these other accounts, seven accounts with a total of approximately $6.4 billion in assets had performance-based fees.
12	Of these other accounts, nine accounts with a total of approximately $6.0 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers

As of September 30, 2017 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Fund and Portfolio Managers	Fund Holdings
Core Plus Fixed Income
Joseph Mehlman	None
Neil Stone	None
Matthew Dunning	None
Jim Caron	None
Gregory Finck	None
Corporate Bond
Joseph Mehlman	$10,001-$50,000
Christian G. Roth	None
Mikhael Breiterman-Loader	None
Global Multi-Asset Income
Cyril Moullé-Berteaux	None
Mark Bavoso	None
Sergei Parmenov	None
Global Strategist
Mark Bavoso	$100,001-$500,000
Cyril Moullé-Berteaux	None
High Yield
Richard Lindquist	$100,001-$500,000
Christian G. Roth	$100,001-$500,000
Jack Cimarosa	None

Fund and Portfolio Managers	Fund Holdings
Mid Cap Growth
Dennis P. Lynch	Over $1 million
David S. Cohen	$500,001-$1 million
Sam G. Chainani	$100,001-$500,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$100,001-$500,000
Armistead B. Nash	None
Short Duration Income
Neil Stone	None
Matthew Dunning	None
Eric Jesionowski	None
Strategic Income
Jim Caron	None
Richard Ford	None
Michael Kushma	None
Christian G. Roth	None
Ultra-Short Income
Jonas Kolk	$500,001-$1 million
Michael Cha	$10,001-$50,000
David Schoenfeld	None

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the independent registered public accounting firm for the Funds and audits the annual financial statements of each Fund.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Funds’ legal counsel.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Trust is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Trust’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.

Securities Lending

Pursuant to an agreement between the Trust and State Street, the Funds may lend their securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Trust, State Street administers the Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Trust deems necessary to monitor the securities lending program.

For the fiscal year ended September 30, 2017, the following Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Core Plus Fixed Income	$ 41,786	$ 4,559	$ 0	$ 0	$ 0	$ 11,400	$ 0	$ 15,959	$ 25,827
Corporate Bond	7,691	825	0	0	0	2,234	0	3,059	4,632
Mid Cap Growth	959,713	143,766	0	0	0	1,279	0	145,045	814,668
1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Class A, Class L, Class C and Institutional Class

The Trust has adopted a Shareholder Services Plan for Class A shares and a Distribution and Shareholder Services Plan for Class L and Class C shares under Rule 12b-1 of the 1940 Act (together, the “Plans”). The Plans provide that the Trust, on behalf of each Fund, may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries an annualized service fee of up to 0.25% of the average daily net assets of each Fund attributable to Class A, Class C and Class L shares, as applicable. This service fee is for providing “personal service and/or the maintenance of shareholder accounts” as provided for in Section 2830(b)(9) of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. In addition, the Class L Plan provides that the Trust, on behalf of each Fund, may pay the Distributor an annualized distribution fee of up to 0.25% (0.50% with respect to the Global Multi-Asset Income, Global Strategist and Mid Cap Growth Portfolios) of the average daily net assets of each Fund attributable to Class L shares. The Class C Plan provides that the Trust, on behalf of each Fund, may pay the Distributor an annualized distribution fee of up to 0.75% of the average daily net assets of each Fund attributable to Class C shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services. The Distributor has agreed to waive the 12b-1 fee on Class A shares of the Corporate Bond Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waiver when it deems such action is appropriate. For the Trust’s fiscal year ended September 30, 2017, all amounts paid by the Trust with respect to the distribution fee were used to compensate broker-dealers, banks and other intermediaries for sales of Class L and Class C shares of the respective Funds.

The Trust has adopted a Shareholder Services Plan for Institutional Class shares, under which the Trust, on behalf of the Ultra-Short Income Portfolio, may pay Service Organizations (defined below) who provide shareholder services. Under the Shareholder Services Plan, the Trust, on behalf of Institutional Class, is authorized to pay the Distributor an annualized fee of 0.05% of the average daily net assets of the Ultra-Short Income Portfolio attributable to Institutional Class shares owned beneficially by the customers of such Service Organizations during such period, to compensate Service Organizations for providing the following services: processing and issuing confirmations concerning shareholder orders to purchase, redeem and exchange shares of Institutional Class; receiving and transmitting funds representing the purchase price or redemption proceeds of Institutional Class shares; and forwarding shareholder communications such as prospectus updates, proxies and shareholder reports. Service Organizations include institutions that (i) act directly or indirectly as nominees and recordholders of shares of each class for their respective customers who are or may become beneficial owners of such shares; (ii) provide services to other Service Organizations intended to facilitate or improve a Service Organization’s services to shareholders of the Trust with respect to the Ultra-Short Income Portfolio; and/or (iii) perform certain account services with respect to the shareholders pursuant to agreements between the Trust, on behalf of Institutional Class, and such Service Organizations.

With respect to sales of Class C shares of a Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund’s shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund’s Class C shares annually commencing in the second year after purchase.

The following table describes the distribution and/or shareholder servicing fees paid by each Fund with respect to its Class A, Class L, Class C and Institutional Class shares pursuant to the Plans, including the Shareholder Services Plan for Institutional Class shares, and the distribution- and/or shareholder servicing-related expenses for each Fund with respect to its Class A, Class L, Class C and Institutional Class shares for the fiscal year ended September 30, 2017. To the extent that expenditures on distribution- and/or shareholder servicing-related activities exceed the fees paid by a Fund, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses[1]	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class A
Core Plus Fixed Income	$ 109,572	$ 86,126	$ 23,446
Corporate Bond	11,342[2]	14,842	(3,500)
Global Multi-Asset Income	183	0	183
Global Strategist	615,378	552,208	63,170
High Yield	159,509	128,297	31,212
Mid Cap Growth	841,812	619,846	221,966
Short Duration Income	171,984	165,541	6,443
Strategic Income	65	0	65
Ultra-Short Income	3,457,112	3,481,463	(24,351)
Class L
Core Plus Fixed Income	$ 5,127	$ 4,694	$ 433
Corporate Bond	9,372	9,024	348
Global Strategist	156,493	148,621	7,872
High Yield	2,763	2,453	310
Mid Cap Growth	62,305	56,019	6,286
Short Duration Income	2,091	1,629	462
Class C
Core Plus Fixed Income	$ 42,499	$ 9,764	$ 32,735
Corporate Bond	3,845	284	3,561
Global Multi-Asset Income	98	0	98
Global Strategist	14,201	11,925	2,276
High Yield	31,899	14,378	17,521
Mid Cap Growth	34	0	34
Short Duration Income	652	0	652
Strategic Income	246	1	245
Institutional Class
Ultra-Short Income	$ 557,002	$ 560,020	$ (3,018)
Total Class A, Class L, Class C and Institutional Class	$ 6,255,584	$ 5,867,135	$ 388,449
1	Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.
2	The shareholder servicing fee paid by the Corporate Bond Portfolio pursuant to the Class A Plan reflects a waiver of $7,562.

The Plans, including the Shareholder Services Plan for Institutional Class shares, were approved by the Trust’s Board of Trustees, including the Independent Trustees, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

Revenue Sharing

This section does not apply to Class IS shares.

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

1

an ongoing annual fee in an amount up to $550,000 in consideration of the Adviser’s participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2

an ongoing annual fee in an amount up to $400,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds by Morgan Stanley Smith Barney LLC financial advisors;

3

on Class A, Class C and Class L shares of the Funds held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee in an amount equal to 0.16% of the total average daily NAV of such shares for the applicable quarterly period;

4

on Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

5

on new referrals after June 30, 2014 of $5 million or more in Class I shares of a Fund, Morgan Stanley Smith Barney LLC, under extraordinary circumstances, may receive an agreed upon one-time payment in an amount not to exceed 0.68% of the actual amount invested; and

6

on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable.*

With respect to other Financial Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1

on Class I, Class A, Class L and Class C shares of the Funds, reimbursement for ticket charges applied to Fund shares;

2

on Class I, Class A, Class L and Class C shares of the Funds held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3

an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Funds through brokerage accounts; and

4

on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Funds except the Short Duration Income Portfolio) of the amount sold, as applicable.*

* Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity and Asset Allocation Funds: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Funds: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a contingent deferred sales charge (“CDSC”) of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

With respect to certain affiliated entities of the Adviser and Distributor and other Financial Intermediaries, these payments, which are paid in accordance with the applicable compensation structure, currently include an ongoing annual fee in an amount up to 0.10% of the total average monthly NAV of shares of the Ultra-Short Income Portfolio held in the applicable accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.

Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

BROKERAGE PRACTICES

Fund Transactions

The Adviser and/or Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Adviser are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Trust anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Adviser serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Adviser attempt to equitably allocate purchase and sale transactions among the Funds and other client accounts. To that end, the Adviser and/or Sub-Adviser consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Funds and other client accounts.

The Adviser and/or Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for each Fund. Selection of approved brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. The Adviser and/or Sub-Adviser effect transactions with those broker-dealers under the obligation to seek best execution. The Adviser and/or Sub-Adviser may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Trust, the Adviser and/or Sub-Adviser. Services provided may include certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the “Commission Management Program” or “CMP”), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations.

”Approved Equity CMP Partner Brokers” are those executing brokers with which the Adviser or its affiliated investment advisers have agreement(s) to accrue research commission credits for the benefit of clients. Over a certain time period, the research credits are pooled at the Approved Equity CMP Partner Brokers and a third-party vendor (also known as the “CMP Aggregator”) who will, under the Adviser’s supervision, act as the administrator of certain CMP related activities which may include reconciliation of research credits with brokers, as well as holding research credits in an account for purposes of distribution to applicable research providers at a later time. These research credits are subsequently used to pay for eligible research services.

Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser’s affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliated investment advisers instruct these approved equity brokers to transfer a predetermined percentage of commissions to an aggregator. The Adviser and/or its affiliated investment advisers then instruct the aggregator to utilize these balances to pay for eligible research provided by executing brokers or third-party research providers on the Adviser’s and its affiliated investment advisers’ Approved Research Provider List. Generally, the Adviser and its affiliated investment advisers will direct the aggregator and/or approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the aggregator and/or approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and/or executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for proprietary research services provided in accordance with Section 28(e) of the 1934 Act. Such transactions include equity transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third-party benefits/research so long as all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Where a particular item has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

The Adviser’s personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Conduct Authority and Prudential Regulation Authority Rules and other relevant regulatory requirements.

The Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Trust) in such manner they deem equitable. In making such allocations among the Trust and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Funds and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Trust may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Trust’s Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Trust is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Trust’s Adviser.

During the fiscal years ended September 30, 2015, 2016 and 2017, the Trust did not effect any principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended September 30, 2015, 2016 and 2017, the Trust paid brokerage commissions of approximately $3,399,136, $2,038,858 and $912,666, respectively. During the fiscal years ended September 30, 2015, 2016 and 2017, the Trust paid in the aggregate $1,834, $16,565 and $9,999, respectively, as brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended September 30, 2017, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 1.10% of the total brokerage commissions paid by the Trust during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.51% of the aggregate dollar value of all portfolio transactions of the Trust during the period for which commissions were paid.

For the fiscal year ended September 30, 2017, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2017
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Fund	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Core Plus Fixed Income	$ 15,700	$ 0	0.00%	0.00%
Corporate Bond	2,060	0	0.00%	0.00%
Global Multi-Asset Income	8,812	0	0.00%	0.00%
Global Strategist	167,171	0	0.00%	0.00%
High Yield	1,653	0	0.00%	0.00%
Mid Cap Growth	711,325	9,999	1.41%	2.26%
Short Duration Income	5,348	0	0.00%	0.00%
Strategic Income	597	0	0.00%	0.00%
Ultra-Short Income	0	0	0.00%	0.00%

During the fiscal years ended September 30, 2015 and September 30, 2016, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows.

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2015 and 2016
	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2016
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Core Plus Fixed Income	$ 18,270	$0	$ 13,227	$0
Corporate Bond	4,936	0	2,492	0
Global Multi-Asset Income[1]	7,625	0	9,034	0
Global Strategist	253,220	0	204,687	0
High Yield	0	0	1,494	0
Mid Cap Growth	3,101,270	1,834	1,797,159	16,565
Short Duration Income	12,984	0	9,880	0
Strategic Income[2]	831	0	885	0
Ultra-Short Income[3]	-	-	0	0
1	The Fund commenced operations on April 30, 2015.
2	The Fund commenced operations on December 30, 2014.
3	The Fund commenced operations on April 28, 2016.

Regular Broker-Dealers

During the fiscal year ended September 30, 2017, the following Funds purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Trust or the Funds in the largest dollar amounts during the period:

Fund	Issuer
Core Plus Fixed Income	Bank of America Securities LLC BNP Paribas SA Citigroup Global Markets, Inc. Credit Suisse Group AG Deutsche Bank Financial LLC Goldman Sachs & Co. JPMorgan Chase & Co. Wells Fargo & Co.
Corporate Bond	Bank of America Securities LLC Citigroup Global Markets, Inc. Deutsche Bank Financial LLC Goldman Sachs & Co. JPMorgan Chase & Co. Wells Fargo & Co.
Global Multi-Asset Income

Bank of America Securities LLC
Citigroup Global Markets, Inc.
Goldman Sachs & Co.
JPMorgan Chase & Co.
Macquarie Securities Ltd.
RBC Capital Markets
Societe Generale
State Street Bank & Trust Co.
UBS Financial Services, Inc.

Global Strategist	Bank of America Securities LLC Citigroup Global Markets, Inc. Goldman Sachs & Co. HSBC Holdings PLC JPMorgan Chase & Co. State Street Bank & Trust Co. UBS Financial Services, Inc.
High Yield	Jefferies & Company LLC
Short Duration Income	Citigroup Global Markets, Inc. Deutsche Bank Financial LLC Goldman Sachs & Co. Wells Fargo & Co.
Strategic Income	Banco Santander SA Deutsche Bank Financial LLC
Ultra-Short Income	Bank of America Securities LLC Barclays Bank PLC Citigroup Global Markets, Inc. Credit Suisse Group AG RBC Capital Markets Wells Fargo & Co.

At September 30, 2017, the Funds held securities issued by such brokers or dealers with the following market values:

Fund	Issuer	Approximate Market Value at 09/30/17
Core Plus Fixed Income	Bank of America Securities LLC	$ 2,785,000
	JPMorgan Chase & Co.	2,694,000
	Citigroup Global Markets, Inc.	2,260,000
	Wells Fargo & Co.	2,212,000
	Credit Suisse Group AG	1,491,000
	Goldman Sachs & Co.	1,206,000
	BNP Paribas SA	710,000
	Deutsche Bank Financial LLC	628,000
Corporate Bond	Bank of America Securities LLC	$ 962,000

Fund	Issuer	Approximate Market Value at 09/30/17
	JP Morgan Chase & Co.	911,000
	Wells Fargo & Co.	871,000
	Citigroup Global Markets, Inc.	696,000
	Goldman Sachs & Co.	668,000
	Deutsche Bank Financial LLC	201,000
Global Multi-Asset Income	Citigroup Global Markets, Inc.	$ 77,000
	Goldman Sachs & Co.	66,000
	JPMorgan Chase & Co.	62,000
	Bank of America Securities LLC	52,000
	RBC Capital Markets	40,000
	Societe Generale	28,000
	UBS Financial Services, Inc.	7,000
	Macquarie Securities Ltd.	4,000
	State Street Bank & Trust Co.	*
Global Strategist	JPMorgan Chase & Co.	$ 2,722,000
	Bank of America Securities LLC	1,726,000
	Citigroup Global Markets, Inc.	1,229,000
	HSBC Holdings PLC	1,175,000
	Goldman Sachs & Co.	868,000
	UBS Financial Services, Inc.	749,000
	State Street Bank & Trust Co.	46,000
High Yield	Jefferies & Company LLC	$628,000
Short Duration Income	Citigroup Global Markets, Inc.	$ 2,412,000
	Wells Fargo & Co.	1,836,000
	Goldman Sachs & Co.	1,661,000
	Deutsche Bank Financial LLC	754,000
Strategic Income	Banco Santander SA	$ 122,000
	Deutsche Bank Financial LLC	25,000
Ultra-Short Income	Credit Suisse Group AG	$250,273,000
	RBC Capital Markets	114,040,000
	Barclays Bank PLC	90,070,000
	Citigroup Global Markets, Inc.	71.018,000
	Bank of America Securities LLC	40,001,000
	Wells Fargo & Co.	15,022,000
*	Amount is less than $500.

Portfolio Turnover

The Funds generally do not invest for short-term trading purposes; however, when circumstances warrant, each Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Funds to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006 (the “Declaration of Trust”). The Trust was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984.

Each of the Funds are diversified. No Fund of the Trust is subject to the liabilities of any other Fund of the Trust.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust consists of nine Funds.

The shares of each Fund of the Trust are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Trust have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder’s name on the books of the Trust. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will assist in shareholder communication in such matters to the extent required by law.

Dividends and Capital Gains Distributions

Each Fund’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Fund by an investor may have the effect of reducing the per share NAV of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Fund within the Trust is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by a Fund are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Fund.

Undistributed net investment income is included in a Fund’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to a Fund and therefore will not be distributed as dividends. Rather, these payments on MBS will be reinvested on your behalf by a Fund.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Trust) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Funds or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund of the Trust is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole.

Regulated Investment Company Qualification

Each Fund intends to qualify and has either elected or will elect to be treated for each taxable year as a RIC as defined pursuant to Subchapter M of the Code. In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Fund’s foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce a Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of a Fund’s basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if a Fund held the stock for more than a year.

For purposes of the diversification requirement described above, a Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a Fund is generally permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

A Fund may make certain investments indirectly though one or more entities treated as corporations for U.S. federal income tax purposes. Such entities will generally be required to pay U.S. corporate income tax, and possibly other taxes, on their earnings, which ultimately will reduce the Fund’s return on income derived from such investments.

The Global Multi-Asset Income and Global Strategist Portfolios may seek to gain exposure to the commodity markets through investments in the Subsidiaries. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of the 90% gross income test described above. The Funds have not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to its Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, each of these Funds intends to treat its income from its Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of a Fund’s investments in its Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a RIC as defined pursuant to Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiaries’ activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as each Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation and each Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Funds will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiaries’ “Subpart F income,” whether or not such income is distributed by a Subsidiary. It is expected that all of the Subsidiaries’ income will be “Subpart F income.” The Funds’ recognition of the Subsidiaries’ “Subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by a Subsidiary to a Fund will be tax-free, to the extent of their previously undistributed “Subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income. If a net loss is realized by the Subsidiaries, such loss is not generally available to offset the income earned by the Funds, and such loss cannot be carried forward to offset taxable income of the Funds or the Subsidiaries in future periods.

In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Fund fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of a Fund’s current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders. If a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

General Tax Treatment of Qualifying RICs and Shareholders

Each Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by a Fund to individual shareholders are taxed at rates equal to those applicable to net long- term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by a Fund itself. For this purpose, “qualified dividends” means dividends received by a Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act (the “Tax Act”), established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct (the “Deduction”) 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”). The Tax Act does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. Thus, investors in a RIC that invests in REITs are required to treat distributions made by the RIC of Qualifying REIT Dividends as ordinary dividend income that is not eligible for the Deduction, whereas direct investors in REITs are generally eligible for the Deduction with respect to Qualifying REIT Dividends paid by such REITs. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of Qualifying REIT Dividends to the RIC’s shareholders.

A dividend paid by a Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of a Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years beginning after 2017 and before 2026 and, in the case of a corporate shareholder, 35% for taxable years beginning before 2018, and 21% for taxable years beginning in 2018 or later) to the extent of the Fund’s earnings and profits.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Each Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. A Fund will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, a Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by a Fund as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from a Fund is considered tax exempt in their particular states.

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to ensure that it distributes sufficient income such that it does not become subject to U.S. federal income or excise tax.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than character of distributions made by a Fund.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income for that year (taking into account certain deferrals and elections) and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Trust may be required to withhold and remit to the U.S. Treasury at the applicable rate a percentage of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other noncorporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Trust that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.

The Trust may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Trust may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Trust receives no payments in cash on the security during the year. To the extent that the Trust makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Trust level. Such distributions will be made from the available cash of the Trust or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Trust may realize a gain or loss from such sales. In the event the Trust realizes net capital gains from such transactions, the Trust and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether a Fund qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

A Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long- term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Fund.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Fund. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to a Fund. These gains or losses increase or decrease the amount of a Fund’s net investment income available to be distributed to its shareholders as ordinary income.

It is expected that a Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Fund may be subject to foreign income taxes with respect to other income. If more than 50% in value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. If a Fund is eligible to make this election, the Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying U.S. source net interest income (including income from original issue discount), and that are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. However, depending on the circumstances, the Funds may designate all, some or none of the Fund’s potentially eligible dividends as exempt.

Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended and the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2018, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the following Funds’ outstanding shares.

Fund	Share Class	Name and Address	% of Class
Core Plus Fixed Income	I	National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	44.30%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	20.55%
		Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	10.67%
		Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA 94104-4151	5.58%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	5.23%
Corporate Bond	I	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	80.28%
		LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.34%
Global Multi-Asset Income	I	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.96%
Global Strategist	I	National Financial Services Corp. PO Box 3908 Church Street Station New York, NY 10008-3908	43.45%
		Kano Profit Sharing Plan PO Box 110098 Nashville, TN 37222-0098	13.97%
		Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	11.12%
		UBS WM USA 1000 Harbor Blvd, Floor 5 Weehawken, NJ 07086-6761	7.63%
High Yield	I	National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	46.70%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	25.14%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	13.15%

Fund	Share Class	Name and Address	% of Class
		TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.34%
Mid Cap Growth	I	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	37.99%
		National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	28.71%
		Charles Schwab & Co Inc. 101 Montgomery St San Francisco, CA 94104-4151	14.20%
		Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	5.33%
Short Duration Income	I	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	83.08%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	7.88%
Strategic Income	I	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Core Plus Fixed Income	A	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	56.10%
		LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.39%
		TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.36%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	7.31%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	5.09%
Corporate Bond	A	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	41.67%
		Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399-0002	21.40%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	17.21%
		Mac & Co. A/C 497767 P.O. Box 3198 Pittsburgh, PA 15230	13.31%
Global Multi-Asset Income	A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07399-0002	51.75%
		LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	34.94%

Fund	Share Class	Name and Address	% of Class
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	13.34%
Global Strategist	A	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	68.67%
		National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	9.89%
High Yield	A	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	75.43%
		Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA 94104-4151	15.46%
Mid Cap Growth	A	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	30.68%
		National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	29.99%
		Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA 94104-4151	12.09%
Short Duration Income	A	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	83.08%
		National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	7.88%
Strategic Income	A	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Ultra-Short Income	A	Morgan Stanley Smith Barney LLC 1300 Thames St Wharf 6th Fl Baltimore, MD 21231-3496	96.30%
Core Plus Fixed Income	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	79.60%
		TD Ameritrade 27 Bittersweet Drive Gales Ferry, CT 06335-1002	19.27%
Corporate Bond	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	87.86%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	8.53%
Global Strategist	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	86.55%
High Yield	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	65.45%

Fund	Share Class	Name and Address	% of Class
		Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399-0002	16.02%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	12.51%
Mid Cap Growth	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	72.10%
		Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103-2523	11.01%
Short Duration Income	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	64.43%
		Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005-1101	31.88%
Core Plus Fixed Income	C	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	31.07%
		Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	22.84%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	17.96%
		Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399-0002	16.82%
Corporate Bond	C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	82.12%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	10.69%
Global Multi-Asset Income	C	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.96%
Global Strategist	C	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	94.77%
High Yield	C	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	51.96%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	29.97%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	9.25%
Mid Cap Growth	C	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.99%

Fund	Share Class	Name and Address	% of Class
Short Duration Income	C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	49.28%
		LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	30.59%
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	20.12%
Strategic Income	C	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	52.99%
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	47.01%
Ultra-Short Income	IR	Morgan Stanley Smith Barney LLC 1300 Thames St Wharf 6th Fl Baltimore, MD 21231-3496	40.95%
		Celegne Corporation 86 Morris Ave Summit, NJ 07901-3900	21.07%
		American Equity Investment Life 6000 Westown Parkway West Des Moines, IA 50266-7711	17.06%
Global Multi-Asset Income	IS	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Global Strategist	IS	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	93.50%
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	6.49%
High Yield	IS	MSIFT Global Multi-Asset Income Fund 522 Fifth Ave. New York, NY 10036-7601	66.43%
		Great-West Trust Company LLC 8515 E. Orchard Road Greenwood Village, CO 80111-5002	32.49%
Mid Cap Growth	IS	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	79.78%
		First Citizens Bank & Trust Co. 100 E Tryon Road Raleigh, NC 27603-3581	16.29%
Short Duration Income	IS	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.95%
Strategic Income	IS	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Ultra-Short Income	Institutional	Morgan Stanley Smith Barney LLC 1300 Thames St Wharf 6th Fl Baltimore, MD 21231-3496	99.65%

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the respective Fund on any matter requiring the approval of shareholders of such Fund.

PERFORMANCE INFORMATION

The average annual compounded rates of return for the Class I shares of the Funds for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	2.79%	5.09%	4.23%	7.32%	11/14/1984
Corporate Bond	2.95%	5.53%	4.80%	6.54%	08/31/1990
Global Multi-Asset Income	5.24%	N/A	N/A	2.74%	04/30/2015
Global Strategist	11.98%	6.23%	4.77%	7.39%	12/31/1992
High Yield	9.40%	7.65%	N/A	8.74%	02/07/2012
Mid Cap Growth	16.16%	8.75%	5.44%	11.81%	03/30/1990
Short Duration Income	2.29%	2.55%	0.27%	3.13%	03/31/1992
Strategic Income	7.64%	N/A	N/A	3.26%	12/30/2014

The average annual compounded rates of return for the Class A shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	2.43%	4.72%	3.93%	4.92%	11/07/1996
Corporate Bond	2.54%	5.22%	4.58%	4.66%	05/20/2002
Global Multi-Asset Income	4.89%	N/A	N/A	2.38%	04/30/2015
Global Strategist	11.64%	5.88%	4.46%	6.30%	11/01/1996
High Yield	9.04%	7.27%	N/A	8.38%	02/07/2012
Mid Cap Growth	15.85%	8.46%	5.17%	9.15%	01/31/1997
Short Duration Income	2.15%	2.27%	0.02%	0.02%	09/28/2007
Strategic Income	7.18%	N/A	N/A	2.89%	12/30/2014
Ultra-Short Income	0.92%	N/A	N/A	0.74%	04/28/2016

The average annual compounded rates of return, inclusive of a maximum sales charge of 4.25% (except with respect to the Short Duration Income Portfolio and 5.25% with respect to the Global Multi-Asset Income, Global Strategist and Mid Cap Growth Portfolios), for the Class A shares of the Funds for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	-1.93%	3.81%	3.47%	4.71%	11/07/1996
Corporate Bond	-1.84%	4.32%	4.13%	4.36%	05/20/2002
Global Multi-Asset Income	-0.64%	N/A	N/A	0.14%	04/30/2015
Global Strategist	5.76%	4.75%	3.90%	6.03%	11/01/1996
High Yield	4.40%	6.34%	N/A	7.56%	02/07/2012
Mid Cap Growth	9.78%	7.30%	4.60%	8.86%	01/31/1997
Short Duration Income*	2.15%	2.27%	0.02%	0.02%	09/28/2007
Strategic Income	2.62%	N/A	N/A	1.29%	12/30/2014
Ultra-Short Income*	0.92%	N/A	N/A	0.74%	04/28/2016
*	Class A shares of the Short Duration Income and Ultra-Short Income Portfolios do not have a sales charge.

The average annual compounded rates of return for the Class L shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	2.16%	4.48%	N/A	4.98%	04/27/2012
Corporate Bond	2.20%	4.88%	N/A	5.19%	06/16/2008

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Global Strategist	11.07%	5.35%	N/A	5.92%	04/27/2012
High Yield	8.75%	7.01%	N/A	8.11%	02/07/2012
Mid Cap Growth	15.07%	7.83%	N/A	8.05%	06/14/2012
Short Duration Income	1.90%	1.94%	N/A	1.99%	04/27/2012

The average annual compounded rates of return for the Class C shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund^	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	1.57%	N/A	N/A	5.17%	04/30/2015
Corporate Bond	1.81%	N/A	N/A	5.77%	04/30/2015
Global Multi-Asset Income	4.21%	N/A	N/A	1.63%	05/08/2015
Global Strategist	10.77%	N/A	N/A	2.70%	04/30/2015
High Yield	8.24%	N/A	N/A	4.78%	04/30/2015
Short Duration Income	1.34%	N/A	N/A	2.71%	04/30/2015
Strategic Income	6.46%	N/A	N/A	2.20%	04/30/2015
^	Performance information for Class C shares of the Mid Cap Growth Portfolio will be provided once the Class C shares have completed a full calendar year of operations.

The average annual compounded rates of return, inclusive of a maximum contingent deferred sales charge of 1.00%, for the Class C shares of the Funds for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund[a]	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	0.58%	N/A	N/A	5.17%	04/30/2015
Corporate Bond	0.81%	N/A	N/A	5.77%	04/30/2015
Global Multi-Asset Income	3.21%	N/A	N/A	1.63%	05/08/2015
Global Strategist	9.77%	N/A	N/A	2.70%	04/30/2015
High Yield	7.24%	N/A	N/A	4.78%	04/30/2015
Short Duration Income	0.34%	N/A	N/A	2.71%	04/30/2015
Strategic Income	5.46%	N/A	N/A	2.20%	04/30/2015
a	Class C shares have a 1.00% sales charge for shares redeemed within one year of purchase.

The average annual compounded rates of return for the Class IS shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Global Multi-Asset Income	5.40%	N/A	N/A	2.83%	04/30/2015
Global Strategist	12.08%	N/A	N/A	4.54%	05/29/2015
High Yield	9.43%	N/A	N/A	4.69%	03/28/2014
Mid Cap Growth	16.24%	N/A	N/A	4.39%	09/13/2013
Short Duration Income	2.46%	N/A	N/A	5.73%	01/11/2016
Strategic Income	7.80%	N/A	N/A	3.34%	12/30/2014

The average annual compounded rates of return for the Institutional Class and Class IR shares of the Ultra-Short Income Portfolio for the 1-year period ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	Inception to 09/30/17	Date of Inception of Class
Ultra-Short Income - Institutional Class	1.13%	0.96%	04/28/2016

Fund	1 Year Return 09/30/17	Inception to 09/30/17	Date of Inception of Class
Ultra-Short Income - Class IR	1.18%	1.01%	04/28/2016

The average annual compounded rates of return (after taxes on distributions) for the Class I shares of the Funds (except with respect to the Ultra-Short Income Portfolio) for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	1.38%	3.47%	2.53%	4.71%	11/14/1984
Corporate Bond	1.63%	4.20%	3.35%	4.38%	08/31/1990
Global Multi-Asset Income	4.68%	N/A	N/A	2.14%	04/30/2015
Global Strategist	11.76%	5.15%	3.84%	5.65%	12/31/1992
High Yield	6.27%	3.91%	N/A	5.16%	02/07/2012
Mid Cap Growth	5.17%	4.81%	3.42%	9.54%	03/30/1990
Short Duration Income	1.45%	1.83%	-0.68%	1.63%	03/31/1992
Strategic Income	6.65%	N/A	N/A	2.17%	12/30/2014
Ultra-Short Income†	0.68%	N/A	N/A	0.57%	04/28/2016
†	The returns for the Ultra-Short Income Portfolio reflect Institutional Class shares.

The average annual compounded rates of return (after taxes on distributions and redemptions) for the Class I shares of the Funds (except with respect to the Ultra-Short Income Portfolio) for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	1.55%	3.16%	2.50%	4.68%	11/14/1984
Corporate Bond	1.64%	3.64%	3.08%	4.25%	08/31/1990
Global Multi-Asset Income	3.12%	N/A	N/A	1.88%	04/30/2015
Global Strategist	7.06%	4.51%	3.42%	5.34%	12/31/1992
High Yield	5.24%	4.14%	N/A	5.13%	02/07/2012
Mid Cap Growth	14.96%	6.40%	4.10%	9.40%	03/30/1990
Short Duration Income	1.29%	1.63%	-0.18%	1.82%	03/31/1992
Strategic Income	4.30%	N/A	N/A	1.98%	12/30/2014
Ultra-Short Income†	0.64%	N/A	N/A	0.55%	04/28/2016
†	The returns for the Ultra-Short Income Portfolio reflect Institutional Class shares.

The aggregate compounded rates of return for the Class I shares of the Funds (except with respect to the Ultra-Short Income Portfolio) for the 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are set forth below. One year aggregate total return figures are reflected under the average annual total return figures provided above.

Fund	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	28,16%	51.28%	921.25%	11/14/1984
Corporate Bond	30.86%	59.84%	455.38%	08/31/1990
Global Multi-Asset Income	N/A	N/A	6.75%	04/30/2015
Global Strategist	35.26%	59.31%	483.38%	12/31/1992
High Yield	44.54%	N/A	60.54%	02/07/2012
Mid Cap Growth	52.14%	69.91%	2052.87%	03/30/1990
Short Duration Income	13.44%	2.75%	119.44%	03/31/1992
Strategic Income	N/A	N/A	9.23%	12/30/2014
Ultra-Short Income†	N/A	N/A	1.36%	04/28/2016
†	The returns for the Ultra-Short Income Portfolio reflect Institutional Class shares.

The 30-day yield figures for each of the Fund’s Fixed Income and Asset Allocation Funds is set forth below:

Class I Fund	Period Ending 09/30/17
Core Plus Fixed Income	3.06%
Corporate Bond	2.51%
Global Multi-Asset Income	0.94%
Global Strategist	1.11%
High Yield	5.78%
Short Duration Income	1.78%
Strategic Income	2.62%

Class A Fund	Period Ending 09/30/17
Core Plus Fixed Income	2.59%
Corporate Bond	2.07%
Global Multi-Asset Income	0.55%
Global Strategist	0.74%
High Yield	5.19%
Short Duration Income	1.55%
Strategic Income	2.19%
Ultra-Short Income	1.04%

Class L Fund	Period Ending 09/30/17
Core Plus Fixed Income	2.47%
Corporate Bond	1.81%
Global Strategist	0.28%
High Yield	5.18%
Short Duration Income	1.31%

Class C Fund	Period Ending 09/30/17
Core Plus Fixed Income	1.96%
Corporate Bond	1.42%
Global Multi-Asset Income	-0.15%
Global Strategist	0.04%
High Yield	4.68%
Short Duration Income	0.81%
Strategic Income	1.54%

Class IR Fund	Period Ending 09/30/17
Ultra-Short Income	1.29%

Class IS Fund	Period Ending 09/30/17
Global Multi-Asset Income	0.98%
Global Strategist	1.15%
High Yield	5.84%
Short Duration Income	1.75%
Strategic Income	2.68%

Institutional Class Fund	Period Ending 09/30/17
Ultra-Short Income	1.24%

POTENTIAL CONFLICTS OF INTEREST

The Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Funds, the Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Adviser or any of its affiliates are referred to in this Statement of Additional Information collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Adviser and its affiliates might come into possession of material, non-public information that affects the Adviser’s ability to buy, sell or hold Fund investments. In addition, affiliates of the Adviser might own, and effect transactions in, securities of companies which the Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Adviser provide investment banking services or make a market in such securities, or in which the Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Adviser responsible for managing a Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to a Fund. In particular, arrangements with certain Other Accounts might provide for the Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Funds. The Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Other Accounts for which the Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Funds, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Funds. In addition, the Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Funds or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Funds and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Funds or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Fund and Other Accounts. The Adviser expects to conduct each Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among the Funds and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Funds and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Funds and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Funds and any Other Account. To the extent that the

Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Adviser is trading for more than one account at the same time. If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which a Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of the Funds from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Funds from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended September 30, 2017, including notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Funds’ Annual Reports to Shareholders. A copy of the Funds’ Annual Reports to Shareholders must accompany the delivery of this SAI.

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers. We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

■

Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■

General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

■

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1

 Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii

We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d

We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e

We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h

We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4

Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6

Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7

Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11

Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1

We generally support the following:

■

Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

■

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

■

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

■

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■

Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■

Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■

Management proposals to effect stock splits.

■

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■

Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2

We generally oppose the following (notwithstanding management support):

■

Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

■

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive,

particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

■

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■

Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

1

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3

Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4

Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7

Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

1

We generally support the following:

■

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■

Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2

We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5

We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1

The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2

The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1

If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3

If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Fund Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by the Morgan Stanley Funds Board on September 2015, September 27-28, 2016 and September 27-28, 2017.

APPENDIX B — DESCRIPTION OF RATINGS

Standard & Poor’s Ratings Services

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

I. S&P’s Long-Term Issue Credit Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its financial obligations including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within five business days of the due date in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

II. S&P’s Short-Term Issue Credit Ratings

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Moody’s Investors, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

I. Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

II. Moody’s Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

I. Fitch’s Long-Term Issuer Credit Rating Scale

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

”Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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